UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

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☒Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material under §240.14a-12

L3HARRIS TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.

☐Fee paid previously with preliminary materials.

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Front Cover

OurValues

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

WHEN: Monday, May 11, 2026 9:00 AM Eastern Time	Meeting Agenda

Proposal 1:

Elect our Board’s eleven nominees named in the accompanying proxy statement for a one-year term expiring at the 2027 Annual Meeting of Shareholders

Proposal 2:

Approve, in an advisory vote, the compensation of our named executive officers as disclosed in the accompanying proxy statement

Proposal 3:

Ratify appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year 2026

Proposal 4:

Vote on a shareholder proposal titled “Improve Shareholder Ability to Call for a Special Shareholder Meeting,” if properly presented

WHERE: The Annual Meeting will be held exclusively online at www. virtualshareholdermeeting.com/ LHX2026.

YOUR VOTE IS IMPORTANT Even if you plan to attend the virtual Annual Meeting, we encourage you to vote your shares before the meeting to ensure they are counted. HOW YOU CAN VOTE
BEFORE THE ANNUAL MEETING
Internet* www.proxyvote.com
Phone* 1-800-690-6903

The accompanying proxy statement more fully describes these matters.

Shareholders also will act on any other business matters that may properly come before the meeting, but we have not received notice of any such matters.

Who May Vote: If you owned shares of L3Harris common stock at the close of business on March 13, 2026, you are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

How to Attend: The Annual Meeting will be virtual-only and held exclusively online. To find instructions on how to access and log in to the virtual Annual Meeting, see “How to Attend the Virtual Annual Meeting” on page 75 in the accompanying proxy statement. The platform for the virtual Annual Meeting will afford authenticated shareholders the same rights and opportunities to participate that they would have at an in-person meeting, including submitting questions and voting their shares.

By Order of the Board of Directors,

/s/ Christoph Feddersen

Christoph Feddersen
Senior Vice President, General Counsel and Secretary
Melbourne, Florida
April 1, 2026

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on Monday, May 11, 2026:

The proxy statement and 2025 Annual Report to Shareholders are available at: www.l3harris.com/company/sustainability-and-governance.

Mail Complete, sign and date your proxy/voting instruction card and mail in the postage-paid return envelope.
DURING THE ANNUAL MEETING
For instructions on voting during the virtual Annual Meeting, see pages 76-77 of the accompanying proxy statement.
* Until 11:59 PM Eastern Time on May 10, 2026. You must have the control number that appears on your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card.

L3HARRIS 2026 PROXY STATEMENT   i

DEAR FELLOW SHAREHOLDERS	L3HARRIS TECHNOLOGIES, INC. 1025 West NASA Boulevard Melbourne, Florida 32919

Christopher Kubasik Chairman and CEO

April 1, 2026

2025 closed amid one of the most dynamic threat environments in decades. The Administration and the Department of War are driving a fundamental transformation in defense acquisition, raising expectations for speed, performance and sustained investment in capacity. Even during a U.S. government shutdown that lasted more than 40 days, our customers delivered a clear and consistent message: capability and capacity matter more than ever before.

We delivered for our customers and warfighters by converting requirements into fielded capability and by reinforcing the capacity and resilience of the defense industrial base. Our discipline drove record orders, sustained organic growth, expanded profitability and strong adjusted free cash flow resulting in the strongest financial performance in our history.

We achieved record backlog, a book-to-bill of 1.3x, expanded margins and generated cash flow above expectations despite the shutdown. We also surpassed our LHX NeXt cost savings commitment a full year ahead of schedule. We are using our momentum to move faster, invest boldly and extend our lead.

Turning to governance, we thank Bob Millard and Rita Lane for their service as they retire from our Board of Directors. Their leadership has helped guide L3Harris through a period of meaningful transformation, and we are grateful for their contributions.

L3Harris remains committed to ongoing engagement and an active dialogue with shareholders. Understanding our shareholders’ priorities is crucial for ensuring that we address your interests. We frequently meet with shareholders via one on one meetings and at financial conferences. We anticipate this dialogue will remain a key input in our continued focus on value creation.

On behalf of your Board, I am pleased to invite you to attend the 2026 Annual Meeting of Shareholders of L3Harris, to be held on Monday, May 11, 2026. The meeting will be virtual-only, held exclusively online to facilitate shareholder attendance and provide a consistent experience to all shareholders regardless of location. The live, interactive audio webcast of the meeting at www.virtualshareholdermeeting.com/LHX2026 will provide the ability for you to vote and submit questions online.

Sincerely,

Christopher Kubasik
Chairman and CEO

ii   L3HARRIS 2026 PROXY STATEMENT

The Board of Directors of L3Harris Technologies, Inc. (“L3Harris” or “Company”) is soliciting proxies to be voted at our 2026 Annual Meeting of Shareholders on May 11, 2026 (the “2026 Annual Meeting”), and at any adjournments or postponements thereof. We expect that this proxy statement and form of proxy will be mailed and made available to shareholders beginning on or about April 1, 2026.

L3HARRIS 2026 PROXY STATEMENT   iii

2026 Annual Meeting Monday, May 11, 2026 9:00 AM Eastern Time The Annual Meeting will be held exclusively online at www.virtualshareholdermeeting.com/LHX2026 Record Date: March 13, 2026 PROXY SUMMARY

ABOUT L3HARRIS

L3Harris is the Trusted Disruptor in defense tech. With customers’ mission critical needs always in mind, our employees deliver end-to-end technology solutions connecting the space, air, land, sea and cyber domains in the interest of national security.

2025 FINANCIAL RESULTS
COMPANY DATA		ANNUAL REVENUE BY SEGMENT**
$27.5B ORDERS	$38.7B BACKLOG	$10.7B SPACE & MISSION SYSTEMS
$21.9B L3HARRIS ANNUAL REVENUE	9.7%/15.8% GAAP MARGIN/ADJUSTED SEGMENT OPERATING MARGIN*	$7.6B COMMUNICATIONS & SPECTRUM DOMINANCE
$8.53/$10.73 GAAP EPS/NON-GAAP EPS*	$3.1/$2.8B CASH FROM OPERATIONS/ ADJUSTED FREE CASH FLOW*	$3.8B MISSILE SOLUTIONS

OUR VALUES
INTEGRITY	EXCELLENCE	RESPECT
Accountable Ethical Honest	Flawless Execution Customer-Focused Innovative	Safe Sustainable Community-Minded

* See Appendix A for reconciliations of U.S. generally accepted accounting principles (“GAAP”)

** Reflects revenue after accounting for our realignment into three reportable segments, effective January 2, 2026

L3HARRIS 2026 PROXY STATEMENT   1

PROXY SUMMARY Voting matters

VOTING MATTERS		For more information	Board’s recommendation
Proposal 1	Elect our Board’s eleven nominees for director for a one-year term expiring at the 2027 Annual Meeting of Shareholders	Page 7	FOR each nominee
Proposal 2	Approve, in an advisory vote, the compensation of our named executive officers as disclosed in this proxy statement	Page 24	FOR the proposal
Proposal 3	Ratify appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year 2026	Page 66	FOR the proposal
Proposal 4	Vote on a shareholder proposal titled “Improve Shareholder Ability to Call for a Special Shareholder Meeting,” if properly presented	Page 68	AGAINST the proposal

Shareholders also will act on any other business matters that may properly come before the meeting.

Director Nominees

Our Board of Directors (our “Board”) has long been focused on and committed to responsible and effective corporate governance to enhance the creation of sustainable, long-term shareholder value and to be accountable and responsive to our shareholders.

Director Nominees	Age	Director Since*	Principal Occupation/Experience	Other Current Public Company Boards	Audit	Compensation		Nominating and Governance
Sallie Bailey	66	2018	Former EVP and CFO of Louisiana-Pacific Corporation	1	■
Thomas Dattilo	74	2001	Former Chairman, President and CEO of Cooper Tire & Rubber Company	—				■
Roger Fradin	72	2016	Operating Executive for The Carlyle Group; former Vice Chairman of Honeywell International Inc.	3		■
Joanna Geraghty	53	2022	CEO of JetBlue Airways Corporation	1		■
Kirk Hachigian	66	2023	Former Chairman and CEO of JELD-WEN Holdings, Inc.	2	■
Harry Harris, Jr.	69	2021	Admiral, U.S. Navy (Retired); former Ambassador to the Republic of Korea	—				■
Lewis Hay III Lead Independent Director	70	2002	Former Chairman and CEO of NextEra Energy, Inc.	1	■	■		■
Christopher Kubasik	65	2018	Chairman and CEO of L3Harris	—
David Regnery	63	2024	Chair and CEO of Trane Technologies, plc	1		■
Edward Rice, Jr.	70	2023	General, U.S. Air Force (Retired)	—	■
Christina Zamarro	54	2022	EVP and CFO of The Goodyear Tire & Rubber Company	—	■
					■	Member	■	Chair

*

Years shown include tenure for nominees who served on the board of Harris Corporation (“Harris”) and the board of L3 Technologies, Inc. (“L3”) prior to the Merger. In this proxy statement, “Merger” refers to the all-stock merger completed on June 29, 2019 involving Harris and L3, with Harris changing its name to L3Harris Technologies, Inc.

2   L3HARRIS 2026 PROXY STATEMENT

PROXY SUMMARY Nominee skills and attributes

Nominee Skills and Attributes

All eleven nominees standing for election at the 2026 Annual Meeting are incumbent directors. Our incumbent directors Robert Millard and Rita Lane are retiring and will not be standing for election.

Our Board believes that these eleven nominees are well positioned to discharge the Board’s responsibilities.

>	These individuals represent a variety of backgrounds, tenures, skills, and experiences.
>	They have a track record of ability, integrity and judgment.
>	As a group, they possess a deep and unique understanding of our business and the challenges and opportunities faced by L3Harris.

SKILLS AND EXPERIENCE OF ELEVEN NOMINEES

CEO/General Manager Experience				7
Aerospace and Defense			5	7
Military/Government	2	4
Finance/Accounting						9		11
International/Global Operations							10
Technology				7
Manufacturing/Supply Chain/Quality				7
Strategy						9		11
M&A*					8
Public Company Board					8
*	“M&A” includes skills and experience related to mergers and acquisitions, as well as post-merger integration.

Tenure

5 Under 5 years	4 5 - 10 years	2 More than 10 years

Refreshment

Directors who have joined the Board since the 2022 Annual Meeting: +6	Directors who have left the Board since the 2022 Annual Meeting: -6	Directors who will be retiring at the 2026 Annual Meeting: -2

Attendance and Engagement

Director attendance at the six 2025 Board meetings: 100%	Director attendance at the 2025 Annual Meeting: 100%	Director attendance at 2025 committee meetings: 99%

L3HARRIS 2026 PROXY STATEMENT   3

PROXY SUMMARY BOARD AND GOVERNANCE HIGHLIGHTS

BOARD AND GOVERNANCE HIGHLIGHTS

A HIGHLY ENGAGED AND ACTIVE BOARD Our Board:
>
is actively engaged in succession planning, with frequent opportunities to observe and interact with key talent, including at presentations, meetings and other events.
>
oversees our business strategy, thoroughly reviewing our annual operating plans and three-year strategic plans and providing input and insight on these plans directly to our senior leadership team; also receives regular updates on our progress in executing the plans and on challenges that arise.

>
is regularly briefed on topics of strategic importance to the Company, which may include technology, cybersecurity, risk management, potential opportunities for changes in the Company’s portfolio and other strategic transactions.
>
holds executive sessions of independent directors at every regularly scheduled Board and committee meeting to discuss strategic matters and significant developments without management present.

Key Governance Practices

All directors elected annually with a majority voting standard in uncontested elections.

Lead Independent Director broadly empowered with defined responsibilities and authority.

Independent directors regularly hold executive sessions led by Lead Independent Director.

Board and standing committees conduct annual self-evaluations to improve their effectiveness.

Board membership criteria take into account diversity of viewpoints, background, experience and personal characteristics, including age, gender and racial and ethnic minority status.

Avoid potential overboarding by allowing no more than three other public company boards (one for an executive officer of a public company) and annually reviewing director commitments under our guidelines.

Policy requiring directors to retire at age 75 (except as waived in connection with the Cooperation Agreement (as defined below)).

Board reviews and evaluates management development and succession plans.

Strong ethics and business conduct program, reflecting our commitment to our Code of Conduct and broader compliance principles, responsible corporate citizenship and sustainability and our belief that we should conduct all business dealings with honesty, integrity and accountability.

Board Structure and Policies
>
Independent directors make up approximately 91% of the Board and 100% of each committee.
>
All directors elected annually with a majority voting standard in uncontested elections.
>
Lead Independent Director broadly empowered with defined responsibilities and authority.
>
Independent directors regularly hold executive sessions led by Lead Independent Director.
>
Board and standing committees conduct annual self-evaluations to improve their effectiveness.
>
Board membership criteria take into account viewpoints, backgrounds, and experiences.
>
Allow no more than three other public company boards (one for an executive officer of a public company) and annual review of director commitments.
>
Policy requiring directors to retire at age 75.
>
Board reviews and evaluates management development and succession plans.
>
Commitment to our Code of Conduct and broader compliance principles, responsible corporate citizenship and sustainability and our belief that we should conduct all business dealings with honesty, integrity and accountability.

Shareholder Input and Alignment
>
Meaningful stock ownership guidelines for non-employee directors.
>
Short sales, hedging, other derivative transactions and stock pledging prohibited for directors and executive officers.
>
Robust proxy access By-Law provision.
>
Shareholders holding at least 25% of our common stock for one year can call a special meeting.
>
Annual “say-on-pay” advisory vote.
>
Engage with large shareholders on executive compensation and environmental, social and governance (“ESG”).
>
All Board members expected to attend the Annual Meeting of Shareholders.

Ethics and Compliance
>
Oversight: Our process for implementing ethical standards starts with our Board having oversight of the Ethics & Compliance Program and extends to all levels of the Company. This approach drives accountability and promotes a strong culture of ethics and compliance in all of our business dealings. Each director annually acknowledges our Code of Conduct as part of this oversight process.
>
Values: Our focus on living our values of integrity, excellence and respect helps L3Harris ensure an ethical workplace by going beyond policies and procedures. Integrity is our first core value, setting a foundation for which we are all accountable.
>
Culture: We require all L3Harris employees, managers, officers and directors to abide by our Code of Conduct. Each year, all employees commit to never compromise our values to achieve business objectives. This pledge, combined with our values and governance approach, helps us instill the highest standards of performance and behavior, which permeate within and outside the Company, including to our employees, suppliers and customers.

4   L3HARRIS 2026 PROXY STATEMENT

PROXY SUMMARY Shareholder engagement

Shareholder Engagement

We remain committed to ongoing engagement and an active dialogue with shareholders. Understanding our shareholders’ priorities is crucial for ensuring that we address their interests. Management regularly engages with shareholders representing at least a majority of institutional shares outstanding for discussions on financial performance led by our Investor Relations Office and for governance perspectives led by our Office of General Counsel. Meetings also include L3Harris representatives from Sustainability, Human Resources (“HR”) and Total Rewards (compensation). We acknowledge the value of considering shareholders’ perspectives and priorities. Consistent, active, year-round dialogue with shareholders allows our Board to consider and effectively address a broad range of viewpoints.

Engagement	Executives Engaged		Total Engaged
Over 300 shareholder engagements	Over 150 shareholders engaged with CEO or CFO		Attended 15 Investor Conferences

Who We Engaged
	57% of shares outstanding		70% of active Institutional shares outstanding

Engagement	● CEO ● CFO ● CHRO ● VP, Investor Relations ● Office of General Counsel	● VP, Total Rewards ● Business Segment Leadership ● Sr. Director, Sustainability ● VP, Environmental, Health & Safety ● HR and Total Rewards

Method of Enagement	● 1x1 calls/small group meetings ● Non-deal Roadshows ● Investor Conferences ● Proxy Season Meetings	● Site Visits & Facility Tours ● Annual Meeting ● Investor Day ● Proactive Outreach

Annual Report & Proxy	Board Update	Shareholder Outreach	Board Response
● Voting matters ● Sustainability Report & ESG initiatives	● Informs Investor Relations “IR” agenda ● Board review of voting trends	● Governance Trends ● Topics of Interest ● Input for next proxy cycle	● Board reviews feedback ● Changes considered for implementation

L3HARRIS 2026 PROXY STATEMENT   5

PROXY SUMMARY executive compensation HIGHLIGHTS

EXECUTIVE COMPENSATION HIGHLIGHTS

Our executive compensation philosophy is as follows:

OVERALL OBJECTIVE	GUIDING PRINCIPLES
> Encourage and reward creation of sustainable, long-term shareholder value	> Align with shareholders’ interests > Be competitive at target performance level > Attract, retain, and motivate top executive talent	> Align pay with performance > Motivate achievement of financial goals and strategic objectives

Target Pay Mix for Fiscal 2025

Target total direct compensation is the sum of base salary, the target annual cash incentive award and the target value of performance share units, stock options and restricted stock units granted as part of our annual cycle of equity-based awards to executive officers. We believe that the greater an executive’s responsibility level and ability to influence results, the greater the portion of the individual’s overall compensation that should be variable, at-risk compensation. The at-risk pay elements include performance-based awards with payouts dependent upon achievement relative to pre-established goals as well as equity awards whose value increases or decreases based upon stock price.

CEO and Other Named Executive Officer Fiscal 2025 Target Total Direct Compensation Mix

	Base Salary	Target Annual Cash Incentive	Performance Share Units	Stock Options	Restricted Stock Units
CEO	8%	16%	38%	19%	19%

		Performance-Based			Time-Based

92% At-Risk

	Base Salary	Target Annual Cash Incentive	Performance Share Units	Stock Options	Restricted Stock Units
Other Named Executive Officers Average	16%	16%	34%	17%	17%

		Performance-Based			Time-Based

84% At-Risk

Overview of Named Executive Officer Compensation Decisions for Fiscal 2025

	Base Salary	Annual Cash	Target Value of Annual
	Level	Incentive Payout	Cycle Awards (Equity-Based)
Mr. Kubasik	$1,550,000	$6,200,000	$14,175,000
		200% of target
Mr. Bedingfield	$950,000	$1,600,000	$4,500,000
		168% of target
Mr. Mehta	$825,000	$1,250,000	$3,500,000
		152% of target
Mr. Zoiss	$775,000	$1,030,800	$2,800,000
		133% of target
Mr. Rambeau	$775,000	$1,432,000	$2,800,000
		185% of target

6   L3HARRIS 2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

OUR BOARD UNANIMOUSLY RECOMMENDS VOTING FOR ELECTION OF ITS ELEVEN NOMINEES FOR DIRECTOR
>
With a variety of backgrounds, skills and experiences and a track record of ability, integrity and judgment, as well as a deep and unique understanding of our business and the challenges and opportunities faced by L3Harris, our Board is well positioned to discharge its responsibilities.
>
Nominees collectively have broad and diverse leadership experience and many other qualifications, skills and attributes that our Board views as valuable to L3Harris.
>
Healthy balance of shorter and longer tenures among nominees, all of whom are independent, except Mr. Kubasik, our Chairman and CEO.

Our entire Board is elected annually by our shareholders. Eleven of our incumbent directors are standing for election at the 2026 Annual Meeting, with two of our incumbent directors (Robert Millard and Rita Lane) retiring following the 2026 Annual Meeting. Each director holds office until the Annual Meeting of Shareholders for the year in which that director’s term expires, and until that director’s successor is elected and qualified, except in the case of death, resignation, retirement or removal from office. In accordance with our By-Laws, a majority of directors then in office may either fill any vacancy on the Board or choose not to fill any such vacancy and instead decrease the size of our Board.

CRITERIA FOR BOARD MEMBERSHIP

GENERAL CRITERIA
Under our Corporate Governance Guidelines, our Board selects director nominees based on the recommendation of our Nominating and Governance Committee and the following criteria:
>
personal qualities and character, including demonstrated ability and sound judgment;
>
accomplishments and reputation in the business community or in the individual’s profession, as well as professional integrity, educational background, business experience and other related experience;
>
willingness to objectively appraise management performance;
>
current knowledge and contacts in the markets in which we do business and in our industry or other relevant industries, giving due consideration to potential conflicts of interest;

>
ability and willingness to commit adequate time to Board and committee matters, including attendance at Board, committee and annual shareholder meetings; and the number of other boards of which the individual nominee is a member;
>
viewpoints, backgrounds, and experiences; and
>
compatibility of the individual’s experience, qualifications, attributes or skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of L3Harris and the interests of our shareholders.

Incumbent Nominees

Our Nominating and Governance Committee’s process for considering, reviewing and evaluating incumbent directors as potential nominees for re-election typically is as follows:

>	Prior to each annual meeting of shareholders, each current director separately discusses the director’s participation on our Board and its committees and other relevant matters with our Chairman and Lead Independent Director.
>	Each current director also is requested to discuss any concerns or issues regarding continued membership on our Board with the Chair of our Nominating and Governance Committee.

L3HARRIS 2026 PROXY STATEMENT   7

PROPOSAL 1: ELECTION OF DIRECTORS DIRECTOR NOMINATION PROCESS

In addition, our Nominating and Governance Committee reviews each current director’s experience, qualifications, attributes, skills, tenure, contributions, outside commitment levels and other directorships, meeting attendance record, any changes in employment status and other information it deems helpful in considering and evaluating the director for nomination.

Director Time Commitments

Our Nominating and Governance Committee considers the ability and willingness of nominees to commit adequate time to Board and committee matters, including the number of other boards of which the individual nominee is a member. Our Corporate Governance Guidelines reflect the policy of our Board that individuals should limit the number of boards on which they serve so they can give proper attention to their responsibility to each board, specifically by serving on no more than three public company boards in addition to L3Harris (or one public company board in addition to L3Harris in the case of a director who is an executive officer of a public company). Our Corporate Governance Guidelines also limit members of our Audit Committee from serving on the audit committee of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on our Audit Committee, and we publicly disclose any such determination. Currently, none of our Audit Committee members serve on the audit committees of more than two other public companies.

At least annually and prior to recommending any nominees for election or re-election to our Board, our Nominating and Governance Committee reviews each director’s time commitments for compliance with the limitations set forth in our Corporate Governance Guidelines. In January 2026, our Nominating and Governance Committee confirmed that each of the eleven incumbent directors standing for election at the 2026 Annual Meeting were in compliance with the limitations on director time commitments set forth in our Corporate Governance Guidelines. During their terms, each director is expected to notify the Chairman, the Lead Independent Director, the Chair of our Nominating and Governance Committee and our Secretary, as far in advance as is reasonably practicable under the circumstances, of accepting any additional public company directorship or audit committee assignment.

Nominee Pool

Our Board values having a wealth of different experiences as a factor in selecting nominees to serve on our Board. Our Nominating and Governance Committee considers Board membership criteria when selecting a pool of nominees, including different viewpoints, backgrounds, and experiences. However, nomination of a candidate is not based solely on these factors. This process has been successful as we have a variety of viewpoints, backgrounds, and experiences represented on our Board.

DIRECTOR NOMINATION PROCESS

Our Board is responsible for approving nominees to stand for election as directors.

Our Nominating and Governance Committee:

>
identifies and evaluates individuals it determines are qualified to join our Board;
>
may engage search firms to assist in finding qualified and interested candidates and verifying their credentials;
>
considers properly submitted shareholder recommendations (see page 74); and
>
provides the Board with nominee recommendations.

Board Refreshment Policies

Our Restated Certificate of Incorporation, as amended, provides that our Board will consist of not less than eight or more than 15 directors, the exact number of directors to be determined from time to time by our Board. Under our retirement policy, directors who reach age 75 may not stand for re-election, but may serve out the remainder of their terms. Robert Millard is retiring in accordance with this policy. Following the 2026 Annual Meeting, eight directors (including Robert Millard and Rita Lane, who are retiring and not standing for re-election at the 2026 Annual Meeting) will have left our Board, and six directors will have been added to our Board, as part of our Board’s refreshment efforts since our 2022 Annual Meeting.

We do not impose term limits for directors. However, a director who experiences a significant change in employment status, including retirement from the director’s principal position, must offer to resign. Our Board then determines whether such director’s continued service is still in the best interests of L3Harris and our shareholders, free from conflicts of interest and otherwise appropriate.

8   L3HARRIS 2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEE SKILLS AND BIOGRAPHIES

NOMINEE Skills and BIOGRAPHIES

Based on the recommendation of our Nominating and Governance Committee, our Board has nominated eleven of our incumbent directors for a one-year term expiring at the 2027 Annual Meeting of Shareholders:

>
Christopher Kubasik, Chairman and CEO; and
>
ten independent directors (Sallie Bailey, Thomas Dattilo, Roger Fradin, Joanna Geraghty, Kirk Hachigian, Harry Harris, Jr., Lewis Hay III, David Regnery, Edward Rice, Jr. and Christina Zamarro).

The following chart summarizes the core skills and attributes that our Board believes make our eleven nominees well positioned to discharge their responsibilities as members of our Board.

NOMINEE SKILLS AND BACKGROUND	Bailey	Dattilo	Fradin	Geraghty	Hachigian	Harris	Hay	Kubasik	Regnery	Rice	Zamarro

CEO/General Manager Experience		■	■	■	■		■	■	■
Aerospace and Defense (“A&D”)			■	■		■		■		■
Military/Government						■				■
Finance/Accounting	■	■	■	■	■		■	■	■		■
International/Global Operations	■	■	■		■	■	■	■	■	■	■
Technology	■		■		■	■	■	■		■
Manufacturing/Supply Chain/Quality		■	■		■		■	■	■		■
Strategy	■	■	■	■	■		■	■	■		■
M&A*	■	■	■	■	■		■	■			■
Public Company Board	■	■	■	■	■		■	■	■
*	“M&A” includes skills and experience related to mergers and acquisitions, as well as post-merger integration.

No nominee is related to any other nominee or to any executive officer of L3Harris or its subsidiaries, by blood, marriage or adoption.

Sallie Bailey	Age: 66 Director since 2018 Independent Director	Committees > Audit (Chair)

Qualifications, Skills and Attributes

>
Corporate finance, capital raising, strategic planning, banking relationships, operations, complex information technology and other systems, enterprise risk management (“ERM”) and IR
>
Complex financial and accounting functions and internal controls
>
Complex financial, operational, management and strategic issues
>
M&A, capital markets and financing
>
Public company board and governance

Position, Principal Occupation and Professional Experience

>
EVP and CFO of Louisiana-Pacific Corporation (2011 – 2018)
>
VP and CFO of Ferro Corporation (2007 – 2010)
>
11-years with The Timken Company in senior management positions of increasing responsibility (1995 – 2006), lastly as SVP, Finance and Controller
>
Previously with Tenneco Inc. in finance organization roles, lastly Assistant Treasurer
>
Previously with Deloitte and Touche LLP as an audit supervisor

Other Current/Recent Public Company Directorships

>
NVR, Inc. (since 2020)
>
The AZEK Company Inc. (2020 - 2025)

L3HARRIS 2026 PROXY STATEMENT   9

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEE SKILLS AND BIOGRAPHIES

Thomas Dattilo	Age: 74 Director since 2001 Independent Director	Committees > Nominating and Governance (Chair)

Qualifications, Skills and Attributes

>
Complex operational, management, financial, strategic and governance issues
>
Global supply chain, distribution, lean manufacturing, international operations, HR, talent management, accounting, internal controls and IR
>
Strategic planning, capital raising, M&A, economic analysis and executive compensation
>
Public company board and governance

Position, Principal Occupation and Professional Experience

>
Advisor to various private investment firms (currently)
>
Chairman and Senior Advisor to Portfolio Group (2013 – 2016)
>
Senior Advisor for Cerberus Operations and Advisory Company, LLC (2007 – 2009)
>
Chairman, President and CEO (2000 – 2006) and President and COO (1999 – 2000) of Cooper Tire & Rubber Company
>
Previously with Dana Corporation, including President of its sealing products group

Other Current/Recent Public Company Directorships

>
Canoo Inc. (2020 – 2025)

Roger Fradin	Age: 72 Director since 2016 Independent Director	Committees > Compensation

Qualifications, Skills and Attributes

>
Complex strategic, operational, financial, management and governance issues
>
Operations, business development, strategic planning, product development, marketing, technology innovation, finance, M&A, HR, talent management, accounting and internal controls
>
Entrepreneurial background with experience driving business growth and entering new markets
>
Capital markets and finance matters
>
Public company board and governance

Position, Principal Occupation and Professional Experience

>
Operating Executive (since 2017) for The Carlyle Group, a global asset manager
>
CEO of Juniper Industrial Holdings, Inc., a special purpose acquisition company focused on industrial and aerospace acquisitions (2019 – 2020)
>
Vice Chairman (2014 – 2017); President and CEO, Automation and Controls (2004 – 2014); and President and CEO, Security and Fire Solutions of Honeywell International Inc.

Other Current/Recent Public Company Directorships

>
Resolute Holdings Management, Inc. (since Mar. 2025)
>
Janus International Group, Inc. (fmr. Juniper Industrial Holdings, Inc.) (since 2019)
>
Vertiv Holdings Co (fmr. GS Acquisition Holdings Corp) (since 2018)
>
CompoSecure, Inc. (2024 – Mar. 2025)
>
Resideo Technologies, Inc. (2018 – 2024)
>
Juniper II Corp. (2021 – 2022)

10   L3HARRIS 2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEE SKILLS AND BIOGRAPHIES

Joanna Geraghty	Age: 53 Director since 2022 Independent Director	Committees > Compensation (Chair)

Qualifications, Skills and Attributes

>
Complex strategic, operational, financial, management and regulatory issues
>
Strategic planning, operations, M&A, talent management, sales and marketing
>
HR, safety and compliance, security, ESG initiatives and legal issues
>
Aerospace industry experience
>
Public company board and governance

Position, Principal Occupation and Professional Experience

>
CEO of JetBlue Airways Corporation (“JetBlue”) (since 2024)
>
President and COO of JetBlue (2018 – 2024)
>
Previously EVP of Customer Experience, EVP and Chief People Officer, VP and Associate General Counsel and Dir., Regulatory Affairs of JetBlue (2005 – 2018)

Other Current/Recent Public Company Directorships

>
JetBlue (since 2024)

Kirk Hachigian	Age: 66 Director since 2023 Independent Director	Committees > Audit

Qualifications, Skills and Attributes

>
Complex operational, management, financial, strategic and governance issues
>
Global supply chain and distribution, lean manufacturing and related initiatives and international operations
>
Public company board, M&A and governance

Position, Principal Occupation and Professional Experience

>
Chairman of JELD-WEN Holdings, Inc. (2015-2019)
>
Chairman and CEO of JELD-WEN Holdings, Inc. (2014 – 2015)
>
Chairman and CEO of Cooper Industries plc (2006 – 2012)
>
Previously held senior positions with General Electric Company

Other Current/Recent Public Company Directorships

>
NextEra Energy, Inc. (since 2013)
>
Paccar, Inc. (since 2008)
>
Allegion, Plc (since 2013 – June 2025)

Harry Harris, Jr.	Age: 69 Director since 2021 Independent Director	Committees > Nominating and Governance

Qualifications, Skills and Attributes

>
U.S. and international militaries, defense communities and defense industries
>
Military operations and national security
>
International policy and business experience
>
Operational and strategic issues, managing significant operating budgets and handling legislative and public affairs

Position, Principal Occupation and Professional Experience

>
U.S. Ambassador to the Republic of Korea (2018 – 2021)
>
Admiral, U.S. Navy (Ret.), retired in 2018 after 40 years of military service, holding various senior officer positions and commanding the:
■
U.S. Pacific Command (USPACOM)
■
U.S. Pacific Fleet and U.S. 6th Fleet
■
NATO Striking and Support Forces
■
Deputy Chief of Naval Operations for Communications Networks
■
Joint Task Force Guantanamo, Cuba
■
Patrol and Reconnaissance Wing 1

L3HARRIS 2026 PROXY STATEMENT   11

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEE SKILLS AND BIOGRAPHIES

Lewis Hay III	Age: 70 Director since 2002 Lead Independent Director	Committees > Audit > Compensation > Nominating and Governance

Qualifications, Skills and Attributes

>
Operational, management, regulatory, financial and governance issues
>
Strategic planning, capital raising, financial planning, ERM, accounting and internal controls, M&A, technology, IR, renewable energy and environmental
>
Public company board, governance, audit, finance and compensation

Position, Principal Occupation and Professional Experience

>
Operating Advisor for Clayton, Dubilier & Rice, LLC, a private equity investment firm (2014 – March 31, 2026)
>
14-year career in senior positions with NextEra Energy, Inc. (formerly FPL Group, Inc.) (1999 – 2013), including as CEO (2001 – 2012) and Chairman (2002 – 2013)

Other Current/Recent Public Company Directorships

>
Elevance Health, Inc. (formerly Anthem, Inc.) (since 2013)

Christopher Kubasik	Age: 65 Director since 2019 (2018 including L3 service) Employee Director (not independent)	Committees > None

Qualifications, Skills and Attributes

>
Current role as our Chairman and CEO, former roles as Vice Chairman and as President and COO and his leadership and management skills
>
Complex strategic, operational, management and financial issues of a large company with international operations
>
Complex finance and accounting, internal controls, M&A, HR and talent development
>
A&D, technology, business development, government procurement experience and deep knowledge of DoW customers
>
Public company board and governance

Position, Principal Occupation and Professional Experience

>
Chairman and CEO of L3Harris (since 2022)
>
Vice Chairman and CEO of L3Harris (2021 – 2022)
>
Vice Chairman, President and COO of L3Harris (2019 – 2021)
>
Chairman, CEO and President of L3 Technologies, Inc. (2018 – 2019)
>
President and COO of L3 Technologies, Inc. (2015 – 2017)
>
13-year career in various senior executive positions with Lockheed Martin Corporation, a global aerospace, defense, security and advanced technologies company, including 3 years as Vice Chairman, President and COO
>
17-year career with Ernst & Young LLP, where he was named partner in 1996

12   L3HARRIS 2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS NOMINEE SKILLS AND BIOGRAPHIES

David Regnery	Age: 63 Director since 2024 Independent Director	Committees > Compensation

Qualifications, Skills and Attributes

>
Complex strategic and operational issues of a large global public company
>
Strategic planning, capital raising, financial planning, ERM, IR, international operations, renewable energy and other environmental matters
>
Public company board, governance and executive compensation.

Position, Principal Occupation and Professional Experience

>
Chair and CEO of Trane Technologies, plc (since January 2022)
>
CEO of Trane Technologies, plc (since 2021)
>
President and COO Trane Technologies, plc (2020 – 2021)
>
EVP of Trane Technologies, plc (2017 – 2019)

Other Current/Recent Public Company Directorships

Trane Technologies, plc (since 2021)

Audit Innovation and Cyber
Edward Rice, Jr.	Age: 70 Director since 2023 Independent Director	Committees > Audit

Qualifications, Skills and Attributes

>
Complexities of U.S. and international military operations, engineering and aeronautics, international relations and defense industries
>
Artificial Intelligence ethics, cyber risks and strategy
>
Extensive background in military leadership, aviation and national security
>
Experience addressing complex operational and strategic issues, managing significant operating budgets and handling legislative and public affairs

Position, Principal Occupation and Professional Experience

>
Independent Consultant, Ed Rice Consulting (since 2014)
>
General, U.S. Air Force (Ret.), retired in 2013 after 35 years of service with U.S. Air Force, commanding troops at all levels and senior officer positions, including:
■
General and Commander, Air Education and Training Command
■
Lieutenant General and Commander, U.S. Forces Japan, and Commander, 5th Air Force
■
Major General and Vice Commander, Pacific Air Forces
■
Major General and Commander, 13th Air Force and Commander, Kenney Headquarters
■
Major General and Commander, 13th Air Force and Director, Air, Space, and Information Operations

Christina Zamarro	Age: 54 Director since 2022 Independent Director	Committees > Audit

Qualifications, Skills and Attributes

>
Complex strategic and operational issues of a large global public company
>
Corporate finance, M&A, ERM and IR
>
Financial and accounting functions and internal controls
>
Capital markets, banking relationships and economic analysis

Position, Principal Occupation and Professional Experience

>
EVP, CFO at The Goodyear Tire & Rubber Company (“Goodyear”) (since 2023)
>
President, Goodyear EMEA (2025)
>
VP, Finance and Treasurer of Goodyear (2020 – 2022)
>
VP, Corporate Financial Planning, Analysis and IR of Goodyear (2018 – 2020)
>
Previously held roles as VP, IR, Assistant Treasurer, Capital Markets and Risk Management, Director, International Finance and Strategy and Senior Manager, Finance and Strategy of Goodyear (2007 – 2018)
>
Previously held finance positions at Ford Motor Company

L3HARRIS 2026 PROXY STATEMENT   13

PROPOSAL 1: ELECTION OF DIRECTORS VOTING STANDARD FOR ELECTION OF DIRECTORS

VOTING STANDARD FOR ELECTION OF DIRECTORS

To be elected under our majority voting standard, a nominee must receive more “For” votes than “Against” votes. Abstentions and any broker non-votes will have no effect because only votes cast “For” or “Against” a nominee are counted.

Any incumbent nominee who does not receive more “For” votes than “Against” votes must promptly offer to tender their resignation, and our Nominating and Governance Committee will then recommend to our Board whether or not to accept it. Our Board must generally reach a decision and take action within 90 days (subject to compliance with the New York Stock Exchange (“NYSE”) independence or other legal requirements). Our Board will also promptly disclose its decision and rationale.

If our Board does not accept the resignation, the incumbent nominee will continue to serve as a director until a successor is duly elected and qualified, or until the individual’s death, resignation, retirement or removal from office. If our Board accepts the resignation, then a majority of our Board, in its discretion, may either fill the resulting vacancy or choose not to fill the vacancy and instead decrease the size of our Board.

14   L3HARRIS 2026 PROXY STATEMENT

CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE

Our Board annually reviews its leadership structure to help ensure effective guidance to, and oversight of, management.

Our Board’s leadership is currently structured as follows:

>
a combined position of Chairman and CEO;
>
a Lead Independent Director with well-defined duties that support our Board’s oversight responsibilities;
>
a robust committee structure comprised solely of independent directors; and
>
engaged independent Board members who help set the agendas for our Board and committee meetings, conduct candid and constructive discussions and deliberations, have access to management and hold regularly scheduled executive sessions.

Our Board believes that this structure provides for effective independent board leadership and oversight with the appropriate balance between an empowered Lead Independent Director with well-defined responsibilities and a Chairman and CEO with responsibilities for day-to-day management, Board leadership and setting long-term strategy.

Chairman and CEO Roles

Our Board elects a Chairman from among the directors and also may appoint a Vice Chairman. The independent directors combine or separate the Chairman and CEO positions based on the needs of L3Harris and our shareholders at any particular time.

Our Board is committed to strong corporate governance and appropriate independent oversight of management and believes it would be fundamentally wrong to permanently and inflexibly separate or combine the positions of Chairman and CEO. Such a policy, in the Board’s view, would remove its ability to choose the leadership structure that it views as best for L3Harris and our shareholders at a given time based on its unique knowledge of the challenges and opportunities faced by L3Harris.

In light of current facts and circumstances, the independent directors believe it is best to keep the Chairman and CEO roles combined at this time.

Lead Independent Director Role

When our Chairman is not independent, our independent directors designate one independent director as Lead Independent Director, generally for a one-year term. Currently, our Lead Independent Director is Mr. Hay, who has served in this role since April 2025.

Lead Independent Director Responsibilities

>
Presiding at executive sessions or other meetings where our Chairman is not present;
>
Liaising with our Chairman and our independent directors;
>
Approving, with our Chairman, meeting agendas and other information sent to our Board;
>
Ensuring sufficient time for discussion of all agenda items;
>
Calling meetings of our independent directors;
>
Facilitating discussion among the independent directors on key issues and concerns outside of meetings of our full Board;

>
Communicating with major shareholders, if requested, consistent with shareholder communications policies;
>
Providing timely feedback from executive sessions;
>
Conducting the annual CEO evaluation process with our Compensation Committee Chair;
>
Conducting our Board’s annual self-evaluation process and related matters, with the Chair of our Nominating and Governance Committee; and
>
Guiding the CEO succession planning process.

The designation of a Lead Independent Director is not intended to inhibit communications among directors or with our Chairman.

Executive Sessions of Independent Directors

The agenda for each regularly scheduled Board and standing committee meeting includes an executive (private) session of independent directors, chaired by our Lead Independent Director.

L3HARRIS 2026 PROXY STATEMENT   15

CORPORATE GOVERNANCE BOARD LEADERSHIP STRUCTURE

Self-Evaluations by our Board and Committees

Our Board and its standing committees undertake annual self-evaluations designed to foster continuous improvement in performance and effectiveness. Our Nominating and Governance Committee facilitates our Board’s annual self-evaluation. Our directors are asked to consider areas such as our Board’s role, communications with management and Board composition and meetings, and committee members are asked to consider areas such as the committee’s role, the responsibilities articulated in its charter, its composition and its operation. Self-evaluations may be undertaken utilizing written questionnaires, facilitated discussions or other means, as determined by our Board or the applicable committee. Review and discussion of self-evaluations occurs in an executive session.

Board Committees

Our Board currently has three standing committees: Audit, Compensation and Nominating and Governance. Our Board has determined in its business judgment that each committee member is independent within the meaning of applicable NYSE listing standards, including those applicable to Audit Committee and Compensation Committee members, applicable laws and rules and our Director Independence Standards. Each committee regularly reports to our full Board, generally at the next Board meeting.

Our standing committee charters and Corporate Governance Guidelines are available at www.l3harris.com/company/sustainability-and-governance and upon written request to our Secretary. See Communicating With Our Board of Directors on page 21.

Audit Committee Chair Sallie Bailey* 2025 Meetings: 8	Other Members Kirk Hachigian Lewis Hay III Edward Rice, Jr. Christina Zamarro*	* Audit Committee Financial Experts

Key responsibilities include:

>
assisting our Board in overseeing: the quality and integrity of financial statements, legal and regulatory compliance, internal control over financial reporting, qualifications and independence of our independent registered public accounting firm, internal audit and audit and assurance processes and our ethics and business conduct program;
>
directly appointing, compensating, retaining, terminating and overseeing the work of our independent registered public accounting firm;
>
pre-approving or adopting procedures to pre-approve, all audit, internal control-related and non-audit services by our independent registered public accounting firm;

>
discussing the Company’s ERM process and other guidelines and policies governing management’s risk assessment process, including major risk exposures such as financial related systems and cybersecurity breaches;
>
reviewing and discussing our earnings releases, the types of financial information and earnings guidance we provide, and the types of presentations made by us to analysts and rating agencies;
>
reviewing and discussing quarterly and year-end operating results and financial statements; and
>
overseeing our ethics and business conduct program consistent with sound, ethical business practices and legal requirements.

Each member satisfies the “financial literacy” requirements of NYSE listing standards.

16   L3HARRIS 2026 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD LEADERSHIP STRUCTURE

Compensation Committee Chair Joanna Geraghty 2025 Meetings: 4	Other Members Roger Fradin Lewis Hay III Robert Millard* David Regnery	* until May 11, 2026

Key responsibilities include:

>
overseeing compensation philosophy, objectives, elements, policies and practices;
>
establishing the compensation and benefits for executive officers and administering equity-based compensation plans;
>
reviewing financial performance and executive compensation, including benchmarking;
>
with the independent directors, determining CEO compensation;
>
considering the results of advisory votes for say-on-pay;
>
approving non-CEO management compensation and employment arrangements;
>
overseeing stock ownership guidelines for executive officers;

>
overseeing regulatory compliance with applicable executive compensation laws, rules and regulations;
>
reviewing management’s assessment of the effect on our business of risks from our compensation policies and practices and periodically discussing such matters with management;
>
reviewing workforce representation, retention, and development;
>
producing the Compensation Committee Report herein;
>
retaining independent executive compensation consultants, including approving fees and other retention terms; and
>
overseeing our Incentive-Based Compensation Recovery Policy (“Clawback Policy”).

For additional information on the role of our Compensation Committee and our executive compensation process and procedures, including the role of executive officers and compensation consultants in recommending the amount or form of executive compensation, see the Compensation Discussion and Analysis’ section of this proxy statement beginning on page 25.

Nominating and Governance Committee Chair Thomas Dattilo 2025 Meetings: 4	Other Members Harry Harris, Jr. Lewis Hay III Rita Lane*	* until May 11, 2026

Key responsibilities include:

>
recommending directors for election, filling Board vacancies and planning for Board refreshment and succession;
>
adopting policies and procedures for considering director candidates recommended by our shareholders;
>
overseeing our Corporate Governance Guidelines and monitoring trends and evolving practices in corporate governance;
>
overseeing our Director Independence Standards;
>
overseeing director compensation and benefit plans;
>
making recommendations to our Board concerning its structure, size, composition, operation and leadership, including committee assignments;
>
reviewing, approving or ratifying, related person transactions;

>
making shareholder proposal recommendations to our Board;
>
facilitating our Board’s annual self-evaluation;
>
retaining independent director compensation consultants, including approving fees and other retention terms;
>
assisting our Board in overseeing our environmental, health and safety programs and philanthropic activities;
>
reviewing and overseeing our political advocacy and lobbying activities and expenditures;
>
overseeing strategic issues and trends relating to corporate citizenship and responsibility, including social and political trends and public policy issues that could impact our operations, financial performance or public image; and
>
reviewing, monitoring and evaluating ESG focus areas.

For additional information on the role of our Nominating and Governance Committee and our director compensation process, including the role of compensation consultants relating to director compensation, see the “Director Compensation and Benefits” section of this proxy statement beginning on page 22.

L3HARRIS 2026 PROXY STATEMENT   17

CORPORATE GOVERNANCE our bOARD’s role and responsibilities

OUR BOARD’S ROLE AND RESPONSIBILITIES

Strategy Oversight

Our Board plays an active role in overseeing the formulation and implementation of our overall business strategy. As part of our annual strategic planning process, toward the end of each fiscal year, our senior leadership team and other executives present to our Board Company-wide and segment/sector annual operating plans and three-year strategic plans for the upcoming fiscal year(s). Our Board thoroughly reviews and provides substantive insight and guidance on these plans and, after further review sessions, approves them. Our Board then receives regular updates throughout the year on the progress, challenges and risks with respect to execution of the plans.

Our Board also routinely receives updates on and discusses topics of strategic importance to us, such as business opportunities, capital expenditures, technology (including artificial intelligence), cybersecurity, ERM, portfolio shaping opportunities and strategic transactions. Our Board holds executive sessions solely for independent directors at each regularly scheduled Board meeting to discuss strategic matters and other significant business developments.

Risk Oversight

In fulfilling its responsibility to oversee the management of our business and other enterprise risks, our Board has approved an ERM process administered by management, as described below. The Board considers risks and related mitigation, whether risks are identified through the ERM process or raised in the context of matters on which management reports to our Board or one of its committees.

ENTERPRISE RISK MANAGEMENT PROCESS

Our ERM process, among other things, is designed to identify material risks across L3Harris with input from each business segment and function. This process has been reviewed by our Board and is the subject of oversight and regular review by our Audit Committee. However, the responsibility for the day-to-day management of risk lies with our management, which continually monitors the material risks facing L3Harris, including strategic, financial, cybersecurity, operational and legal and compliance risks. Under our ERM process, which is coordinated through a cross-functional management committee, various material business risks are regularly identified, assessed and prioritized. The top risks to L3Harris, which are reflected in an enterprise risk “heat map,” and any mitigation plans associated with those risks, are reported to our Board. In addition, our management ERM committee regularly provides reports to our senior executives to ensure dissemination of information about identified risks to management and throughout L3Harris. We also manage risk through numerous controls and processes embedded in our operations, which are reviewed from time to time with our Board and/or its relevant committees.

ALLOCATION OF RISK OVERSIGHT RESPONSIBILITIES

Our Board also considers risks that are raised in the context of various matters that management may bring to the attention of our Board or one of its committees. This activity is carried out through the full Board and its committees based on the nature of the risks being considered, as shown below:

Full Board

Company-wide, segment, and sector annual operating plans, three-year strategic plans, cybersecurity, portfolio shaping, market environment, financials, and operations, strategic discussions and as identified by the ERM process.

Each committee reports to our full Board regarding the risks it considers.

Audit Committee

Financial reporting, internal audit, internal control over financial reporting, ethics and compliance, auditor independence, cybersecurity, oversight over the ERM process, and related areas of accounting, taxation, law and regulation.

Compensation Committee Compensation policies and practices and talent management and succession planning.

Nominating and Governance Committee Corporate governance issues, political advocacy and lobbying, social responsibility, environmental, health and safety matters and export/import controls.

18   L3HARRIS 2026 PROXY STATEMENT

CORPORATE GOVERNANCE our bOARD’s role and responsibilities

Management Succession Planning

Our Board dedicates at least one meeting each year to a comprehensive review of our management succession strategy and our leadership pipeline for key roles, including the CEO, based on our long-term strategy. The Compensation Committee facilitates this review session, at which the Board:

>	considers and assesses key leadership talent throughout our Company;
>	reviews our talent strategy for critical positions, including roles for which it may be necessary to consider external candidates; and
>	reviews and updates our contingency plans in the event the CEO or another executive officer becomes unable to serve for any reason, including death or disability.

In addition, management conducts periodic talent reviews of all of our business segments and corporate functional areas, including discussion of succession plans for key positions and identification and development of top talent for future leadership roles. These reviews inform and support our Board’s review session.

Our Board also receives regular updates on key talent indicators for our overall workforce, our broader human capital management strategy, and has regular opportunities to observe key leaders and high-potential talent through presentations, meetings and other events.

Ethics, Compliance and Sustainability Oversight

Our Board has responsibility for overseeing our ethics and compliance programs and our activities related to corporate citizenship, responsibility and sustainability. This oversight is carried out largely through our Audit Committee, which assists our Board in overseeing our ethics and business conduct program, and our Nominating and Governance Committee, which assists our Board in overseeing our environmental, health and safety programs, our political advocacy and lobbying activities and expenditures and our charitable, civic, educational and philanthropic activities. Our Nominating and Governance Committee also monitors and takes appropriate action regarding strategic issues and trends relating to ESG efforts and corporate citizenship and responsibility that could affect our operations, financial performance or public image.

CODE OF CONDUCT

All L3Harris employees, officers and directors are required to abide by our Code of Conduct to help ensure that we consistently conduct our business in an ethical and legal manner. Our Code of Conduct is an important component of a comprehensive ethics and compliance program that includes compliance with all laws and corporate policies and procedures, an open relationship among employees that contributes to good business conduct and an abiding belief that we should conduct all business dealings in an honest and ethical manner.

Our Audit Committee assists our Board in fulfilling its oversight responsibility as to our compliance with the goals and objectives in our Code of Conduct by reviewing and taking action regarding compliance processes, standards and controls and reviewing results of relevant audits and investigations. Our Code of Conduct covers a broad range of topics, including:

> Government investigations and inquires > Fair competition and quality > Government interactions > Promoting transparency > Business courtesies > Avoiding conflicts of interest
>
Political activities and lobbying
>
Ethical business practices
>
Safeguarding assets and information
>
Technology, including cybersecurity and artificial intelligence
>
Global trade compliance
>
Communicating L3Harris information and social media
> Health and safety > Avoiding harassment and preventing discrimination > Protecting private information > Community relations > Environment, human rights and human trafficking

Employees are required to report any conduct they believe in good faith to be a violation of our Code of Conduct or policies. Our Code of Conduct is available at www.l3harris.com/company/sustainability-and-governance and also is available by written request. See “Communicating With Our Board of Directors” on page 21. Any amendment to, or waiver from, our Code of Conduct that is required to be disclosed to shareholders will be posted on our website within four business days following such amendment or waiver.

L3HARRIS 2026 PROXY STATEMENT   19

CORPORATE GOVERNANCE BOARD policies and processes

SUSTAINABILITY — ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

We have a strong commitment to creating a more sustainable future for our society. It is on this foundation we established our comprehensive ESG program that includes a focused strategy and detailed metrics for how we plan to hold ourselves accountable, overseen by our Nominating and Governance Committee.

We also are committed to serving all of our stakeholders  —  shareholders, customers, employees, suppliers and community partners, among others. As a technology innovator, we strive to deliver solutions that solve our customers’ most mission-critical challenges, while at the same time seeking to address ESG-related issues, including reducing our environmental impact.

For more information about L3Harris’ ESG program and related efforts, refer to the L3Harris Sustainability Report 2025, which will be published soon after the date of this proxy statement on our website at www.l3harris.com/company/sustainability-and-governance, but is not incorporated by reference into this proxy statement.

BOARD POLICIES AND PROCESSES

Our Corporate Governance Guidelines

Our Corporate Governance Guidelines address a broad set of issues integral to sound governance:

> Board composition > Director independence > Selection of Board nominees and leadership positions > Board membership criteria > Majority voting for directors	> Director retirement policy > Director time commitments > Director compensation > Meeting schedules and agendas > Executive sessions > Access to management and advisors	> Director and management responsibilities > Director orientation and continuing education > Succession planning > Board and committee self-evaluations > Director resignation policy

Our Board reviews our Corporate Governance Guidelines at least annually, updating them from time to time as regulatory requirements change and governance practices evolve. Our Nominating and Governance Committee is responsible for overseeing our Corporate Governance Guidelines and for reporting and making recommendations to our Board concerning corporate governance matters.

Our Corporate Governance Guidelines are available at www.l3harris.com/company/sustainability-and-governance.

Director Independence Standards

Our Board periodically assesses the independence of our directors and examines the nature and extent of any relationships between the Company and our directors, their families and their affiliates. Our Board is guided in this assessment by our Director Independence Standards, available on the Corporate Governance section of our website at www.l3harris.com/company/sustainability-and-governance.

A director is considered independent if our Board affirmatively determines that the director does not have any direct or indirect material relationship with L3Harris other than as a director. When assessing the materiality of a director’s relationship with the Company, our Board considers the issue both from the standpoint of the director and the standpoint of persons or organizations with which the director is affiliated. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.

Pursuant to our Corporate Governance Guidelines, our Board undertook a review of director independence in January 2026, which included a review of the responses of each director to questions regarding the individual’s relationships, as well as discussions with each director. Based on the NYSE listing standards and our Director Independence Standards, our Board has affirmatively determined in its business judgment that each director, with the exception of Mr. Kubasik, our Chairman and CEO, is independent and has no direct or indirect material relationship with L3Harris, other than as a director, that impairs the director’s independence.

Stock Ownership Guidelines for Non-Employee Directors

To further align the interests of our non-employee directors with L3Harris shareholders, our Board has adopted stock ownership guidelines for our non-employee directors. Non-employee directors are expected to:

>	own L3Harris stock or stock equivalent units with a minimum value equal to five times the annual cash retainer for service as a member of our Board; and
>	meet these levels within five years after election or appointment to our Board.

20   L3HARRIS 2026 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD policies and processes

Related Person Transactions

Our Board has adopted a written policy and procedures for the review, approval and ratification of transactions among L3Harris and our directors, executive officers, director nominees and their related interests. Our Nominating and Governance Committee reviews all related person transactions and may approve or ratify a related person transaction if, in its business judgment, it determines that the transaction is, or is not inconsistent with, the best interests of L3Harris and our shareholders. Any director involved in an existing or potential related person transaction may not participate in such review.

Under the policy and consistent with Securities and Exchange Commission (“SEC”) rules, a related person transaction is any transaction, arrangement or relationship in which L3Harris was, is or will be a participant, where the amount involved exceeds $120,000 and in which a related person had, has or will have a direct or indirect material interest. A related person includes any of our directors, executive officers, nominees for director, any person known to be the beneficial owner of more than 5% of any class of our common stock, an immediate family member of any person described above and any entity with respect to which any person described above is an employee, is a partner or principal or serves in a similar position, or has 10% or greater beneficial ownership interest.

Each director, nominee and executive officer annually completes a questionnaire to identify the individual’s related interests and persons, and must endeavor to promptly notify us of any changes. Before entering into a potential related person transaction, the related person or involved business area of L3Harris must notify our Secretary, who determines whether it would constitute a related person transaction and should be submitted to the Nominating and Governance Committee. A related person transaction entered into without the Nominating and Governance Committee’s prior approval will not be unenforceable if brought to the committee’s attention promptly after it is entered into or after it becomes apparent that the transaction is covered by our policy, and such transaction is ratified.

Based on holdings reported on Schedule 13G/A filed with the SEC by BlackRock, Inc. (“BlackRock”) beneficially owned more than 5% of our common stock as of March 31, 2025. BlackRock and certain of its affiliates provided asset management services in fiscal 2025 for certain of our defined contribution and defined benefit plans, for which participants paid or will pay approximately $0.1 million, and we paid or will pay approximately $2.3 million.

The agreements with BlackRock were negotiated on an arm’s-length basis, and the ownership of our common stock plays no role in the business relations between us and BlackRock. In addition, we believe that the agreement represents standard terms and conditions for asset management services. In accordance with our then-existing related person transaction policy, the Harris Governance and Corporate Responsibility Committee reviewed, ratified and approved the agreements entered into by Harris with BlackRock.

DIRECTOR ONBOARDING AND EDUCATION

When new directors join our Board, they are provided with background material on L3Harris, its strategy, its business plans, its financial position, its legal affairs and its risk profile. They also meet with senior management and visit some of our key facilities.

Our directors are expected to keep up with issues affecting L3Harris and its industry, and on developments that may affect their general responsibility as directors. Our Board and the Nominating and Governance Committee are also expected to periodically review our Board’s policies and procedures regarding director orientation, and to recommend, as needed, continuing education programs for board members or committee members.

Communicating With Our Board of Directors

GENERAL COMMUNICATIONS

To communicate with an L3Harris Board member, a selected group of Board members, or the full Board:

>	send an e-mail to corporate.secretary@l3harris.com (specifying which Board member(s) you would like to reach); or
>	write to the Board member(s) c/o Secretary, L3Harris Technologies, Inc., 1025 West NASA Boulevard, Melbourne, Florida 32919.

Our Secretary will review your communication and, if it is related to the duties and responsibilities of our Board and its committees, will forward it to the appropriate recipient(s), who will then determine whether it should be shared with other Board members.

Our Secretary will not forward unduly hostile, threatening, illegal or similarly inappropriate communications (such as surveys, spam, junk mail, resumes, service or product inquiries or complaints, solicitations or advertisements). Our Secretary periodically summarizes any unforwarded communications to our Board and makes them available to any director upon request.

ACCOUNTING, INTERNAL CONTROLS, AUDITING AND OTHER MATTERS

Our Audit Committee has established procedures for the handling of complaints and concerns received by L3Harris regarding accounting, internal accounting controls or auditing matters, financial reporting or disclosure matters, and other matters relating to actual, alleged or potential violations of any law, rule or regulation relating to securities or fraud against shareholders. Upon receipt of a complaint or concern, a determination will be made as to whether it pertains to any of these matters, and if so, it will be handled in accordance with these procedures. A copy of the procedures is available at www.l3harris.com/company/sustainability-and-governance.

L3HARRIS 2026 PROXY STATEMENT   21

CORPORATE GOVERNANCE Director compensation and benefits

DIRECTOR COMPENSATION AND BENEFITS

Our director compensation program is intended to attract and retain directors with demonstrated ability, integrity, judgment and experience to fulfill their responsibility to oversee management and to develop and oversee the implementation of strategies aimed at creating sustainable, long-term value for our shareholders. The program also is intended to recognize the time commitments and potential liability associated with serving on the board of a public company.

Our independent directors are not permitted to receive, directly or indirectly, any consulting, advisory or other compensatory fees from us, and we do not compensate any employee director separately for service as a director. Directors do not receive additional meeting fees.

The form and amount of director compensation is annually reviewed and assessed by our Nominating and Governance Committee. The committee reviews compensation comparison peer group data and broad survey data concerning director compensation practices, levels and trends for companies comparable to us in revenue, businesses and complexity, as supplied by independent compensation consultants. If the committee believes any changes to director compensation are warranted, it makes recommendations to the Board.

Our director compensation program is described below.

Cash and Equity-Based Retainers for Non-Employee Directors

		Lead	Audit	Compensation	Other
		Independent	Committee	Committee	Committee
	Board member	Director	Chair	Chair	Chair
Fiscal 2025	$150,000 cash	$50,000 cash	$30,000 cash	$25,000 cash	$20,000 cash
Annual Retainer	$190,000 equity-based (in the
form of director share units)
Annual Retainer	$150,000 cash	$50,000 cash	$30,000 cash	$25,000 cash	$20,000 cash
Effective	$200,000 equity-based (in the
January 3, 2026	form of director share units)

Cash compensation: Each cash retainer is payable on a quarterly basis in arrears and is pro-rated if a director does not serve for the entire quarter.

Equity-based compensation. Each year at our Annual Meeting of Shareholders, non-employee directors receive a grant of director share units under our equity incentive plan, which was our 2024 Equity Incentive Plan (our “2024 Equity Incentive Plan” and, together with our 2015 Equity Incentive Plan, as amended and restated effective as of August 28, 2020, our “Equity Incentive Plans”) in fiscal 2025. The number of shares granted is calculated by dividing the applicable dollar amount shown in the table above by the fair market value of one share of L3Harris common stock on the grant date (rounded down to the nearest whole share). Generally, these director share units fully vest on the one-year anniversary of the grant date, subject to continued service and the particular terms and conditions of the grant, and upon vesting, are paid in shares of L3Harris common stock (subject to deferral, as described below). If a non-employee director joins the Board after an Annual Meeting of Shareholders, the award is pro-rated based on the portion of the year for which the director serves.

Deferred Compensation Plan for Non-Employee Directors

On June 29, 2019, our Board adopted the L3Harris Technologies, Inc. 2019 Non-Employee Director Deferred Compensation Plan (the “Director Plan”), an unfunded, non-qualified deferred compensation plan for the benefit of our non-employee directors, which became effective December 31, 2019.

Under this plan, each non-employee director of L3Harris may elect in advance to defer all or a portion of cash retainer fees to be earned, and of director share units to be granted, in the next calendar year or in subsequent years (special rules govern the timing of deferral elections by new non-employee directors who join our Board after a calendar year has commenced).

Any cash retainer deferred by a director will be credited as deferred units to the director’s account as of the date the retainer would have otherwise been paid. Each deferred unit is equivalent in value to one share of L3Harris common stock, and the number of units credited will be equal to the cash amount deferred as of such date, divided by the fair market value of L3Harris common stock on such date. Any director share unit award deferred by a director will be credited as deferred units to the director’s account on the date on which the director share units vest.

Each deferred unit is credited with dividend equivalents equal to dividends paid on L3Harris common stock, which are deemed reinvested in additional deferred units on the dividend payment date. Deferred units will be appropriately adjusted if there is a change in the value of L3Harris common stock due to a transaction or event such as a merger, consolidation, combination, stock dividend or stock split.

Payment will be made in shares of L3Harris common stock equal to the number of deferred units credited to the director’s account, including any fractional deferred units. A director may elect to receive deferred amounts either in a lump sum, or in up to 10 annual installments, with either the lump sum payment or first installment paid within 90 days after the individual’s resignation or retirement. Beneficiaries receive a lump sum death benefit in the event of the former director’s death. Upon a change in control (as defined in our Equity Incentive Plans), and to the extent permitted by Federal tax laws, each non-employee director (or former non-employee director) will receive a cash lump sum equal to the number of deferred units credited to the individual’s account on the date of the change in control, multiplied by the fair market value of one share of L3Harris common stock on such date. If payment following a change in control is not permitted by Federal tax laws, then payment will be made as if a change in control had not occurred.

22   L3HARRIS 2026 PROXY STATEMENT

CORPORATE GOVERNANCE Director compensation and benefits

Reimbursement, Insurance and Charitable Gift Matching

We pay or reimburse each non-employee director for travel and out-of-pocket costs and expenses incurred in connection with attending Board and committee meetings, other meetings on our behalf, and director education programs. On occasion, spouses or guests are invited to accompany directors to Board-related events, and we cover their travel and related expenses.

We also provide each non-employee director with accidental death and dismemberment insurance of up to $200,000 and business travel insurance of up to an additional $200,000 in the event that the individual is involved in an accident while traveling on business relating to our affairs, and we pay the premiums for such insurance. The premiums for coverage during fiscal 2025 for all non-employee directors collectively amounted to less than $1,000. We also provide liability insurance coverage and indemnity for all of our directors and officers.

Non-employee directors may participate in our charitable gift matching program, under which our foundation matches contributions to eligible educational institutions and tax-exempt organizations up to an annual maximum of $10,000 per director.

FISCAL 2025 COMPENSATION OF NON-EMPLOYEE DIRECTORS TABLE

The following table shows compensation paid to each of our non-employee directors for fiscal 2025. We currently do not have a non-equity incentive plan or pension plan for directors.

	Fees Earned or		All Other
	Paid in Cash	Stock Awards	Compensation	Total
Non-Employee Director	$(1)	$(2)	$(3)	$
Sallie Bailey	$180,000	$189,924	$10,000	$379,924
Thomas Dattilo	$170,000	$189,924	$10,000	$369,924
Roger Fradin	$156,000	$189,924	$10,000	$355,924
Joanna Geraghty	$167,569	$189,924	$10,000	$367,493
Kirk Hachigian	$150,000	$189,924	$—	$339,924
Harry Harris, Jr.	$150,000	$189,924	$10,000	$349,924
Lewis Hay III	$192,639	$189,924	$5,000	$387,563
Rita Lane	$150,000	$189,924	$10,000	$349,924
Robert Millard	$165,000	$189,924	$10,000	$364,924
David Regnery	$150,000	$189,924	$—	$339,924
Edward Rice, Jr.	$150,000	$189,924	$—	$339,924
William Swanson*	$51,000	$—	$—	$51,000
Christina Zamarro	$150,000	$189,924	$—	$339,924

* Retired effective April 18, 2025.

(1)	Reflects total cash compensation earned in fiscal 2025 for Board, committee chair and Lead Independent Director retainers.
(2)	Reflects the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC 718”) with respect to director share units awarded for fiscal 2025.

Under ASC 718, the fair value of the director share unit awards was determined as of the grant date or grant dates using the closing market price of L3Harris common stock on the grant date. These amounts reflect our accounting for these awards and do not necessarily correspond to the actual values that may be realized by directors.

As of January 2, 2026, each of our non-employee directors had approximately 898.90 unvested director share units (including accrued reinvested dividend equivalents). As of January 2, 2026, deferred units accumulated by current directors under the Director Plan from deferrals of cash compensation and director share units, as applicable, including additional deferred units credited as a result of dividend equivalents earned, were as follows: Ms. Geraghty - 2,298.36, Mr. Harris - 1,847.10, Mr. Hay — 4,423.31, Ms. Lane — 4,423.31, Mr. Millard — 9,816.48, Mr. Regnery — 980.16, Mr. Rice — 956.12 and Ms. Zamarro — 3,887.55.

(3)	As noted above, our non-employee directors were eligible to participate in our foundation’s charitable gift matching program, and the amounts shown reflect charitable gift matching payments made during fiscal 2025.

L3HARRIS 2026 PROXY STATEMENT   23

PROPOSAL 2: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

OUR BOARD UNANIMOUSLY RECOMMENDS VOTING FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.
>
Executive compensation decisions were made by independent directors and our Compensation Committee.
>
Executive compensation for fiscal 2025 reflected pay-for-performance alignment with our current operating environment and results.
>
Our executive compensation program helped attract and retain talented, experienced executives to drive future results.

As at past Annual Meetings and as required by Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we are asking our shareholders to vote on a non-binding, advisory basis, to approve the compensation of our named executive officers as disclosed in this proxy statement. The list of named executive officers appears on the next page. We encourage you, before voting, to review this entire proxy statement, and particularly the “Compensation Discussion and Analysis” section on pages 25-46 and the “Compensation Tables” section on pages 48-60.

The overall objective of our executive compensation program is to encourage and reward the creation of sustainable, long-term shareholder value. Our guiding principles summarized below provide a framework for our executive compensation program to meet this objective. Specifically, our program is designed to:

> Align with shareholders’ interests > Be competitive at target performance level > Attract, retain, and motivate top executive talent	> Align pay with performance > Motivate achievement of financial goals and strategic objectives

Payouts on our at-risk compensation are intended to align with our short-term and long-term incentive compensation plan goals and the interests of our shareholders. Additionally, we believe our competitive compensation and benefits have attracted talented, experienced executives to our team to drive future results and execution. We will continue to work to attract, appropriately reward and retain executives to grow and advance our Trusted Disruptor strategy.

Please note that your vote on this proposal is not intended to address any specific element of compensation; rather, it relates to the overall compensation of our named executive officers as disclosed in this proxy statement under SEC rules. Also, the vote is advisory, which means that the results are not binding on us. However, the independent directors of our Board and our Compensation Committee, which are responsible for designing and administering our executive officer compensation program, value the opinions expressed by our shareholders and will consider the voting results when making future decisions regarding compensation for our named executive officers.

Shareholders will be voting on the following resolution:

“RESOLVED, that the shareholders of L3Harris Technologies, Inc. hereby approve, on an advisory basis, the compensation of the named executive officers as disclosed in the L3Harris Technologies, Inc. proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Fiscal 2025 Summary Compensation Table and other related tables and accompanying footnotes and narratives.”

We currently hold our advisory vote to approve the compensation of our named executive officers (“Say-on-Pay vote”) annually. Shareholders have an opportunity to cast an advisory vote on the frequency of the Say-on-Pay vote at least every six years, and the next advisory vote on the frequency of the Say-on-Pay vote will be at our 2029 Annual Meeting of Shareholders.

24   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis is intended to help shareholders understand our overall executive compensation program, objectives, framework and elements. It also discusses and analyzes the basis for the compensation paid to our named executive officers for the fiscal year 2025:

CURRENT NAMED EXECUTIVE OFFICERS[1]

Christopher Kubasik Chairman and Chief Executive Officer	Kenneth Bedingfield President, Missile Solutions (former Chief Financial Officer)[2]

Samir Mehta President, Space & Mission Systems and Communications & Spectrum Dominance	Edward Zoiss Vice President, Engineering & Innovation
FORMER NAMED EXECUTIVE OFFICER[3]
Jonathan Rambeau Former President, Communications & Spectrum Dominance

1 Effective January 3, 2026, we reorganized our four business segments in order to better align with customer needs. For fiscal 2025, our named executive officers (other than our Chairman and Chief Executive Officer) were all segment presidents. Following the realignment, Kenneth Bedingfield, previously President, Aerojet Rocketdyne, became President, Missile Solutions; Samir Mehta, previously President, Communication Systems, became President, Space & Mission Systems (and effective March 16, 2026 also became President, Communications & Spectrum Dominance); Edward Zoiss, previously President, Space & Airborne Systems, became Vice President, Engineering & Innovation; and Jonathan Rambeau, previously President, Integrated Mission Systems, became President, Communications & Spectrum Dominance.

2 Kenneth Bedingfield was our Chief Financial Officer for all of fiscal 2025. Following the appointment of Kenneth Sharp as Senior Vice President and Chief Financial Officer, effective March 16, 2026, Kenneth Bedingfield left his position as Chief Financial Officer to focus exclusively on leading the Missile Solutions segment as President, Missile Solutions.

3 Effective March 16, 2026, Mr. Rambeau departed L3Harris. Mr. Rambeau’s inclusion in this Compensation Discussion and Analysis is required by SEC rules.

L3HARRIS 2026 PROXY STATEMENT   25

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY

EXECUTIVE SUMMARY

Fiscal 2025 Business Environment, Operational Performance, and Financial Results

L3Harris is the Trusted Disruptor in defense tech. With customers’ mission-critical needs always in mind, our employees deliver end-to-end technology solutions connecting the space, air, land, sea and cyber domains in the interest of national security.

2025 was a clear inflection point for L3Harris. Our portfolio is directly aligned with the most critical national and global defense priorities, which drove record orders and strong organic growth, margins and cash flow.

KEY FULL FISCAL YEAR 2025 Financial RESULTS VS. FULL FISCAL YEAR 2024 Financial RESULTS

The data below highlights key financial measures, including those used in our incentive compensation plans to drive performance and deliver on shareholder commitments. Results on these measures for fiscal 2025 exceeded targets on corporate financial performance metrics, including those used in our Annual Incentive Plan (“AIP”) determinations.

	Fiscal 2025	Fiscal 2024
(in millions, except margins and per share amounts)	($)	($)
Revenue	$21,865	$21,325
Net income	$1,606	$1,512
Adjusted Earnings Before Interest and Taxes ("EBIT")*	$2,950	$2,698
Operating Margin	9.7%	9.0%
Adjusted Segment Operating Margin*	15.8%	15.4%
EPS	$8.53	$7.87
Non-GAAP Earnings per Share* (non-GAAP net income per diluted common share attributable to L3Harris common shareholders or "EPS")	$10.73	$9.70
Net cash provided by operating activities	$3,106	$2,559
Adjusted free cash flow*	$2,814	$2,319
Cash used to repurchase shares of our common stock	$1,154	$554
Annualized cash dividend rate per share**	$4.80	$4.64

*	See Appendix A for reconciliations of GAAP to non-GAAP financial measures.
**	In February 2025, our quarterly dividend increased from $1.16 per share to $1.20 per share, for an annualized rate of $4.80 per share.

Total Shareholder Return (“TSR”) Results at End of Fiscal 2025*

* Cumulative to end of fiscal 2025; reflects reinvestment of dividends.

26   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY

“SAY-ON-PAY” RESULTS AND ENGAGEMENT ON COMPENSATION MATTERS

Contacted 55% of outstanding shares	Engaged with 45% of outstanding shares

In 2025, our Say-on-Pay proposal received 74% support, a decline from prior years and below our historical average of ~93% over the prior 5 years. Demonstrating our commitment to ongoing, transparent engagement with our shareholders on executive compensation, we undertook a targeted executive compensation-focused shareholder outreach by contacting our largest institutional shareholders in the summer and fall of 2025. Our Chief Human Resources Officer, our VP of Total Rewards, our General Counsel, senior representatives of the Office of General Counsel and our Investor Relations team met with shareholders who supported and who opposed our Say-on-Pay proposal to obtain a broad set of viewpoints on our executive compensation program. Overall, we found that the majority of shareholders were supportive of the program. We shared the feedback, both positive and constructive, with our Compensation Committee and Board, directly informing the design of our 2026 executive compensation program.

Key Changes in Response to Shareholder Feedback

Based on shareholder input, we made meaningful enhancements to our compensation program for 2026. We revised the Relative TSR payout structure in our 2026-2028 Long-Term Incentive Plan (“LTIP”) by setting the threshold and maximum payout levels at the 25th and 75th percentiles, respectively, aligning with market practice and shareholder feedback, while maintaining the Relative TSR target at the 50th percentile, consistent with widespread peer practice and aligned with majority shareholder sentiment. Our Compensation Committee has also committed to fully disclose the rationale for any Relative TSR metric payouts above target for periods of negative absolute TSR. We streamlined the metrics for cash incentives by removing the Strategic Goals metric to focus on four core financial metrics: Free Cash Flow, EBIT, Revenue, and Segment Operating Margin, with increased emphasis on both operating margin and revenue to reinforce long-term value creation.

In response to our shareholders’ request for additional disclosure surrounding our Compensation Committee’s rationale in setting compensation, we have provided more detail on: our TSR performance and outcomes in this Executive Summary; our Compensation Committee's decision-making process, including how compensation levels are established; the composition and purpose of our peer groups; target rigor under both our AIP and LTIP, including dedicated sections describing how our Compensation Committee sets performance targets; and additional retrospective target disclosure for fiscal 2023-2025 performance share units. We also expanded disclosure on how we have historically applied discretionary adjustments for individual performance and why the Committee elected to apply adjustments for fiscal 2025.

L3HARRIS 2026 PROXY STATEMENT   27

COMPENSATION DISCUSSION AND ANALYSIS OUR EXECUTIVE COMPENSATION PHILOSOPHY AND KEY PRACTICES

COMPENSATION PHILOSOPHY AND KEY PRACTICES

The overall objectives of our executive compensation program are to encourage and reward the creation of sustainable and long-term shareholder value. Our guiding principles provide a framework for our executive compensation program to meet these objectives.

Guiding Principles for Executive Compensation

Motivate financial & strategic achievements

Most executive compensation is variable and at-risk, contingent upon meeting financial goals and strategic objectives. This approach incentivizes our executives to focus on the objectives that our Compensation Committee and Board believe align with the strategic plan to drive sustainable growth and operational excellence.

Align with shareholders’ interests

We believe executives’ interests directly align with our shareholders’ interests when our compensation programs appropriately balance short and long-term financial performance, create a “pay for profitable growth” environment, are impacted by our stock price performance and require meaningful ownership of our stock.

Be competitive at target performance level

We believe total compensation should be competitive at the target performance level to motivate performance. We benchmark our target compensation levels and practices annually against our compensation comparison peer group and broader market data to ensure that our pay for each executive is competitive, based on each executive’s responsibilities.

Align pay with performance

We believe that above-target performance should be appropriately rewarded, and there should be downside risk of below-target compensation if we do not achieve our financial goals and strategic objectives. This approach incentivizes our executives to deliver results and exceed performance objectives.

Attract, retain, and motivate top executive talent

Delivering sustainable, long-term shareholder value depends on the strength of our leadership team. We design our executive compensation program to attract the executives with the skills, experience, and vision necessary to drive our strategy and achieve our business objectives, and we seek to maintain an environment that remains attractive to top executive talent in our industry.

Establishing Compensation Levels

CHIEF Executive Officer COMPENSATION

In considering the compensation structure for our CEO, our Compensation Committee and the independent directors of our Board assess not only our own internal metrics of success but also the broader market context. After increasing target direct compensation to the estimated peer median in 2023, our CEO’s total compensation approximated the median of our compensation comparison peer group in 2024 and 2025, respectively.

In 2025, our independent directors held salary and AIP flat for our CEO for the third consecutive year, and increased LTIP by approximately 5%. In approving the increase to the LTIP opportunity — the first increase since 2023 — our Compensation Committee and the independent directors of our Board considered: (i) the significant strategic transformation and value creation delivered under our CEO's leadership; (ii) our CEO's extended tenure relative to our peer group CEOs; (iii) long-term incentive opportunity lagged the peer group median; (iv) that the Committee deliberately maintained flat 2024 compensation levels despite strong operational performance, in light of challenging market conditions; and (v) that LTIP is 100% at-risk and dependent on achievement of our performance goals and delivering shareholder return. More than 90% of our CEO’s 2025 total direct compensation is at risk, and more than 70% is performance based, consistent with our philosophy of aligning pay with performance and with the interests of our shareholders.

28   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OUR EXECUTIVE COMPENSATION PHILOSOPHY AND KEY PRACTICES

CEO Pay and Performance

Target Compensation

Target pay aligns with compensation comparison peer group

>
0% change in CEO target compensation from 2023 to 2024
>
3.7% increase in 2025 to maintain competitive pay positioning compared to peers

CEO pay is defined as the sum of base salary, target AIP and target LTIP

CEO Realized Compensation

Realized compensation aligns with performance

>
200% AIP and 150% Performance Share Unit payout for the CEO for fiscal 2025
>
Strong results yielded increased payouts (as % of target)

Reflects exceptional strategic, operational and financial performance over the past one-and-three years

L3Harris TSR Performance

Total shareholder return reflects industry-leading growth in 2025

>
1-year TSR (48%) was positioned at the compensation comparison peer group 94th percentile
>
3-year TSR (56%) ranked at the compensation comparison peer group 64th percentile

(1)	Reflects the dividend-adjusted closing stock price on December 30, 2022 and January 2, 2026.

(2)	"Target Pay" (in millions) includes base salary, target AIP opportunity and target value of LTIP; "Realizable Pay" (in millions) includes actual base salary, actual bonuses paid, and the intrinsic value of outstanding RSU, PSUs, and stock options based on our January 2, 2026 share price, with 2023 PSUs shown at actual payout and 2024 and 2025 PSUs shown at target.

other Executive Officers

Our Compensation Committee annually reviews and approves total compensation for L3Harris’ executive officers based on recommendations from the CEO and a comprehensive assessment of multiple factors, such as demonstrated performance, relevant experience both within L3Harris and in the broader market, and the evolving expectations for each executive’s role in driving the Company’s strategy and operational excellence. In 2025, the committee recognized Mr. Bedingfield’s appointment as President, Aerojet Rocketdyne, in addition to his responsibilities as CFO, and Mr. Mehta’s expanded role overseeing strategic collaboration agreements across the enterprise.

The Committee also considers the need to continue to attract and retain highly qualified and experienced leaders who can contribute to the long-term success of L3Harris. The Committee typically uses our compensation comparison peer group’s data as a reference point (if available for a comparable position) and/or other broad compensation market data, including surveys for S&P 500 companies with comparable roles and responsibilities. The outcome of this process for our named executive officers is detailed for each executive in “Elements of our Compensation Program” below.

L3HARRIS 2026 PROXY STATEMENT   29

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM

ELEMENTS OF OUR COMPENSATION PROGRAM

The overall objectives of our compensation program are to encourage and reward the creation of sustainable and long-term shareholder value.

Our Compensation Committee believes that the major elements of our executive compensation program further this objective. They directly align the interests of our executives and shareholders, are competitive, motivate achievement of our short- and long-term financial goals and strategic objectives, and align pay with performance.

Overview of Main Pay Elements for Fiscal 2025

	Pay Element	Form of Compensation	Purpose
FIXED	Base Salary	Cash	Intended to provide a stable portion of income to attract and retain executive talent.
VARIABLE	Annual Incentive AT-RISK	Cash	Motivates our executives to focus on achieving or exceeding pre-determined short-term financial targets and individual objectives strategically chosen to align with the interests of our shareholders.
	Long-term Incentive AT-RISK	Performance share units (50%)

Motivates our executives to achieve long-term financial and operating goals. As the majority of each named executive officer’s total equity grant is performance based, the ultimate value each named executive officer realizes at the end of the three-year performance period is highly correlated with Company performance.

Stock options (25%)

Motivates our executives to increase shareholder value. Executives only realize benefits if share price exceeds the exercise price. Options vest in equal installments on the first, second and third anniversaries following the grant date with a ten-year term.

		Restricted stock units (25%)	Primarily facilitates retention and succession planning. The restricted stock units cliff vest after a three-year period.

Base Salary

Our Compensation Committee reviews executive base salaries early in each fiscal year and whenever there is a substantial change in an executive’s responsibilities or in market conditions. In addition to the competitive considerations discussed on pages 44-45, an executive’s base salary is influenced by the individual’s experience, position, responsibilities, tenure, contributions and individual performance, as well as current business conditions and our business outlook. Executive base salaries are not subject to automatic annual adjustments.

The table below shows the fiscal 2025 base salary for each named executive officer, including a comparison with fiscal 2024.

	Fiscal 2024 Annual		Fiscal 2025 Annual
	Base Salary	(1)	Base Salary	(1)
	$		$		% Change	Reason for Change
Mr. Kubasik	1,550,000		1,550,000		0.0%	unchanged since 2023
Mr. Bedingfield	875,000		950,000		8.6%	expanded responsibilities	(2)
Mr. Mehta	750,000		825,000		10.0%	expanded responsibilities	(2)
Mr. Zoiss	750,000		775,000		3.3%	merit/market
Mr. Rambeau	750,000		775,000		3.3%	merit/market

(1)	For actual base salary amounts paid for fiscal 2025 and prior periods, see the “Salary” column of the Fiscal 2025 Summary Compensation Table on page 48.
(2)	In 2025, Mr. Bedingfield, then CFO, was appointed President, Aerojet Rocketdyne in addition to his responsibilities as CFO, and Mr. Mehta’s role was expanded to oversee strategic collaboration agreements across the enterprise, in addition to his responsibilities as Communication Systems segment president in 2025.

Annual Cash Incentive

We provide our executive officers the opportunity to earn annual cash incentive compensation under our AIP. Awards under this plan are variable in nature and structured to provide payouts ranging from 0% to 200% of pre-established award target values, depending on our performance against specific pre-determined financial performance measures. For executives, this structure creates the upside potential of above-target payouts if our financial performance is above target, and the downside risk of below-target payouts if our financial performance is below target, aligning our executives with our shareholders.

30   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM

AWARD TARGET VALUES

For our named executive officers, annual cash incentive target values generally are set as a percentage of base salary. Cash incentive award targets as a percentage of base salary for fiscal 2025 were unchanged from fiscal 2024. Further, the target incentive percentages applicable to each executive have not changed since the executives assumed their current roles or in the case of our CEO since fiscal 2022. See “Establishing Compensation Levels” on page 28 for more information on how we set our target values.

	Fiscal 2024 Cash	Fiscal 2025 Cash
	Incentive Target	Incentive Target
	%	%
Mr. Kubasik	200%	200%
Mr. Bedingfield	100%	100%
Mr. Mehta	100%	100%
Mr. Zoiss	100%	100%
Mr. Rambeau	100%	100%

PERFORMANCE MEASURES

The graphic below shows the five financial performance measures and relative weighting for fiscal 2025 awards under our AIP, which remained consistent with 2024. For 2026, the strategic goals component will be removed, and the AIP will be focused solely on the four remaining financial metrics — free cash flow, adjusted EBIT, revenue and segment operating margin weighted 40%, 20%, 20% and 20%, respectively.

Adjusted Free Cash Flow (50%)

Adjusted Free Cash Flow measures how much cash we generate after accounting for capital expenditures such as buildings or equipment and merger, acquisition and severance expenses. This can be used for expansion, dividends, reducing debt, pension funding or other purposes. We can influence adjusted free cash flow by accelerating the receipt of cash, improving payment terms, reducing inventory, timely invoicing, increasing selling prices of products and services and reducing expenses.

Adjusted EBIT (20%)

Adjusted EBIT measures our ability to generate enough earnings to be profitable, pay down debt and fund ongoing operations after adjusting for significant and/or non-recurring items included in our operating income (see Appendix A). Our adjusted EBIT improves when we grow revenue while reducing costs and operating expenses, improving procurement practices, increasing efficiencies within our businesses and achieving operational excellence.

Revenue (10%)

Revenue measures what we generate from the delivery of products and services to our customers. We can have an impact on revenue generation by scaling our businesses to meet demand, improving market share, introducing new products, enhancing program execution, entering new markets and pricing effectively.

Adjusted Segment Operating Margin (10%)

Adjusted segment operating margin measures how much profit we make on a dollar of sales after paying for variable costs of production and certain overhead charges, such as wages and raw materials, but before FAS/CAS operating adjustment*, corporate expenses, other unallocated items, non-operating income/expense, interest or tax. It represents how efficiently we are able to generate profit through our core operations.

Strategic Goals - LHX NeXt Cost Savings (10%)

LHX NeXt Cost Savings measured gross cumulative annual run rate savings driven by our LHX NeXt transformation initiative. It was an operational measure that included savings from initiatives related to labor and function optimization, direct and indirect procurement, and infrastructure expected to recur on an ongoing basis.

*Represents the difference between the service cost component of Financial Accounting Standards (“FAS”) pension and Other Postretirement Benefits (“OPEB”) income or expense and total U.S. Government Cost Accounting Standards (“CAS”) pension and OPEB cost.

We apply these financial measures to L3Harris as a whole and to our four business segments. For corporate executives, such as Mr. Kubasik and Mr. Bedingfield in 2025, payouts are based 100% on consolidated L3Harris results. Payouts for our other named executive officers, who were only segment presidents in 2025 — Messrs. Mehta, Rambeau and Zoiss — are based 50% on segment results and 50% on consolidated L3Harris results. The LHX NeXt cost savings is measured at the L3Harris consolidated level only, and is applied equally to corporate and segment executives.

L3HARRIS 2026 PROXY STATEMENT   31

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM

PERFORMANCE TARGETS AND PAYOUT PERCENTAGES

The independent directors of our Board (based on the recommendation of our Compensation Committee, in the case of our CEO), and our Compensation Committee (in the case of other executive officers), seek to establish targets for our financial performance measures at levels we believe require significant effort on the part of executives, but also represent a reasonable expectation of financial results based on prior-year performance, existing business conditions, the markets in which we participate and our outlook. AIP targets are established at the start of each fiscal year and are not expected to be routinely modified. However, the Compensation Committee retains limited authority to adjust targets or results in the event of significant, non-recurring or unforeseen events that were not contemplated at the time goals were set. The Committee’s guiding principle in exercising any such discretion is to reinforce pay-for-performance alignment. Consistent with past practice, the Compensation Committee approved predefined adjustments to the 2025 AIP targets to exclude the impact of certain items not reflective of core operating performance, including divestitures, business restructuring and tax reforms.

We established targets for our consolidated L3Harris and individual segment results, and the payout for varying performance levels was linked to specific resulting payout percentages for each performance measure. Performance below threshold for each metric results in 0% payout for the weighted percentage of such metric. Payouts are interpolated on a linear basis between threshold and maximum payouts. Performance at or in excess of the cap for each metric results in a payout factor of 200% for the weighted percentage of such metric.

To incentivize management to achieve the financial framework announced in 2023, our Board and Compensation Committee focused on target rigor in fiscal 2025. Targets for financial performance measures were set above prior year actual performance reflecting our philosophy of setting rigorous targets to incentivize year over year growth. Targets for consolidated results and the percentage change is shown in the table below.

Financial Performance Measure (L3Harris consolidated)	Fiscal 2024 Actuals(1)		Fiscal 2025 Target	% Change
Adjusted Free Cash Flow	$2,319		$2,582	11%
Adjusted EBIT	$2,698	(2)	$2,820	5%
Revenue	$21,325		$21,657	2%
Adjusted Segment Operating Margin	15.4%		15.5%	1%
(1)	Restated actuals to exclude the impact of divestitures.
(2)	Adjusted to exclude amortization of acquisition related intangible assets for comparability with fiscal 2025. In fiscal 2025, we stopped adjusting amortization of acquisition related intangible assets from our operating results in our earnings.

32   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM

RESULTS AND PAYOUT PERCENTAGES FOR FISCAL 2025

For 2025, our Compensation Committee determined payouts for performance-based, cash incentive compensation under our AIP based on formulaic calculations of our results against the targets. The independent directors of our Board (for our CEO) and Compensation Committee (for other executive officers) maintain discretion to further adjust final payouts from 0% to 200% of target based on assessments of performance relative to pre-determined objectives for the fiscal year.

The table below shows targets and results for each financial performance measure for L3Harris as well as for our former Space & Airborne Systems, Communication Systems and Integrated Mission Systems segments.* It also shows how we used those results to calculate weighted payout percentages for annual cash incentive awards under our AIP.

		Threshold	Target	Maximum		Result
Financial Performance		(50%	(100%	(200%		Relative to	Resulting		Weighted
Measure	Weighting	Payout)(1)	Payout)(1)	Payout)(1)	Result(2)	Target(2)	Payout %		Payout%
L3HARRIS (100% for Kubasik and Bedingfield; 50% for other named executive officers)
Adjusted Free Cash Flow	50%	$2,066	$2,582	$2,970	$2,814	109%	160%
Adjusted EBIT	20%	$2,397	$2,820	$3,243	$2,950	105%	131%
Revenue	10%	$19,491	$21,657	$23,822	$21,865	101%	110%	>	153%
Adjusted Segment Operating Margin	10%	14.7%	15.5%	16.0%	15.8%	102%	160%
LHX NeXt Cost Savings	10%	$900	$1,200	$1,500	$1,500	125%	200%
SPACE & AIRBORNE SYSTEMS SEGMENT (50% for Zoiss)
Adjusted Free Cash Flow	50%	$676	$845	$972	$868	103%	118%
Adjusted EBIT	20%	$761	$895	$1,029	$852	95%	84%
Revenue	10%	$6,390	$7,100	$7,810	$6,946	98%	89%	>	112%
Segment Operating Margin	10%	12.0%	12.6%	13.1%	12.3%	98%	76%
LHX NeXt Cost Savings	10%	$900	$1,200	$1,500	$1,500	125%	200%
COMMUNICATION SYSTEMS SEGMENT (50% for Mehta)
Adjusted Free Cash Flow	50%	$1,120	$1,400	$1,610	$1,432	102%	115%
Adjusted EBIT	20%	$1,211	$1,425	$1,639	$1,432	101%	103%
Revenue	10%	$5,130	$5,700	$6,270	$5,673	100%	98%	>	122%
Segment Operating Margin	10%	23.8%	25.0%	25.5%	25.2%	101%	140%
LHX NeXt Cost Savings	10%	$900	$1,200	$1,500	$1,500	125%	200%
INTEGRATED MISSION SYSTEMS SEGMENT (50% for Rambeau)
Adjusted Free Cash Flow	50%	$510	$638	$734	$719	113%	185%
Adjusted EBIT	20%	$620	$730	$839	$812	111%	175%
Revenue	10%	$5,680	$6,311	$6,942	$6,630	105%	151%	>	183%
Segment Operating Margin	10%	11.0%	11.6%	12.1%	12.2%	105%	200%
LHX NeXt Cost Savings	10%	$900	$1,200	$1,500	$1,500	125%	200%

*

All segment payouts are based on our 2025 segment structure, prior to our segment reorganization, effective January 3, 2026. Targets and results for our Aerojet Rocketdyne reporting segment are omitted as permitted under applicable rules because they are not relevant for payouts for named executive officers for fiscal 2025.

(1)	For comparability of performance targets with full-year results due to a divestiture of a business during fiscal 2025 impacting L3Harris and Integrated Mission Systems, each was decreased by excluding, as applicable, the pro-rata amounts for the divested business’ adjusted free cash flow, adjusted EBIT, revenue and segment operating margin attributable to the remainder of fiscal 2025 following the applicable divestiture date, based on our original fiscal 2025 annual operating plan. Additionally, the L3Harris adjusted free cash flow target was adjusted upward to reflect tax reform benefits.
(2)	Calculations are based on our financial results calculated in accordance with GAAP, adjusted as permitted under the AIP in recognition of unusual or nonrecurring events affecting us or our financial statements. These adjustments are made in accordance with pre-established guidelines. See Appendix A for reconciliations of GAAP to non-GAAP financial measures.

L3HARRIS 2026 PROXY STATEMENT   33

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM

Payouts for Fiscal 2025

The table below shows how the weighted payout percentages in the previous table were used to determine payouts for our named executive officers, linking their annual cash incentive award payouts under our AIP to our fiscal 2025 results for each pre-established financial performance measure.

				Adjustment based
	Annual Incentive	Weighted Payout % Under		on individual		Actual Payout
	Plan Target Granted	Annual Incentive Plan(1)		performance (+/-)		(in $)
Mr. Kubasik	$3,100,000	153%		31%	(2)	$6,200,000
Mr. Bedingfield	$950,000	153%		10%	(2)	$1,600,000
Mr. Mehta	$825,000	138%	>	10%	(2)	$1,250,000
Mr. Zoiss	$775,000	133%		—%		$1,030,800
Mr. Rambeau	$775,000	168%		10%	(2)	$1,432,000

(1)	Weighted payout percentage reflects 50% of the calculated weighted payout percentage for the applicable segment (Communication Systems for Mr. Mehta, Integrated Mission Systems for Mr. Rambeau and Space & Airborne Systems for Mr. Zoiss) and 50% of calculated weighted payout percentage for L3Harris in accordance with provisions designed to incentivize segment executives to drive both segment and overall Company results.
(2)	See “Adjustments for Individual Performance” below for a discussion on adjustments shown in the table.

Payouts are shown in the “Non-Equity Incentive Plan Compensation” column of the Fiscal 2025 Summary Compensation Table on page 48.

Adjustments for Individual Performance

During our engagement with shareholders, some requested additional information on the Compensation Committee’s use of discretionary adjustments for individual performance. The individual performance modifier in our AIP is a tool that allows the Committee to reward performance against individual factors that may not be fully recognized through the annual financial metrics but materially contributes to the long-term value growth for our key stakeholders.

In evaluating individual performance, the Committee reviews a comprehensive performance assessment for each named executive officer across a range of strategic, financial and operating criteria. Individual performance adjustments, if any, are made based on a holistic evaluation of performance. The independent directors of our Board (for our CEO) and our Compensation Committee (for other executive officers) has historically applied a disciplined approach to adjustments, which has resulted in upward adjustment only in the event of significant outperformance and downward adjustment for underperformance. Adjustments, up and down, have been limited in both frequency and materiality, as evidenced by the fact that 2025 was the first time Mr. Kubasik received an adjustment since his appointment as CEO in 2021. Based on direct engagement with investors in 2025 and in consideration of their feedback, we chose to continue this aspect of our legacy plan design, while also continuing to provide clear rationale for any adjustments.

5-Year History of Adjustments based on Individual Performance

Fiscal Year	2021	2022	2023	2024	2025
CEO	+7%	0%	0%	0%	+31%
	(upward adjustment)	(no adjustment)	(no adjustment)	(no adjustment)	(upward adjustment)
Other NEOs	-14% to +6%	-2% to +4%	0%	0%	0% to +10%
	(downward & upward adj)	(downward & upward adj)	(no adjustment)	(no adjustment)	(select upward adjustment)

For fiscal 2025, the independent directors of our Board (on recommendation of our Compensation Committee) approved a +31% individual performance adjustment for Mr. Kubasik, which was the largest individual adjustment in the past five years.

Mr. Kubasik’s strategic vision and unparalleled knowledge of our business and customers was the driving force behind the announced first-of-its-kind proposed partnership with the Department of War (“DoW”). Not only does the partnership strengthen our long-term relationship with our largest customer, it aligns with the "Modernizing Defense Acquisitions and Spurring Innovation in the Defense Industrial Base" Executive Order's mandate to accelerate defense procurement and revitalize the defense industrial base by prioritizing speed, flexibility, and execution to restore peace through strength. Investor engagement following the announcement suggested overwhelming investor support for Mr. Kubasik’s strategic plan.

During 2025, we also continued to execute with speed and discipline, meeting customer commitments, improving on-time delivery, and investing to expand production capacity, while delivering strong full-year financial results. In addition, we concluded the CEO-led LHX NeXt initiative, which was initially announced to investors in 2023 as an enterprise transformation program intended to drive operational efficiency, cost savings, and continuous program improvement. Through this initiative we exceeded our fiscal 2025 cost savings target of $1.2 billion in LHX NeXt Cost Savings. This directly contributed to our ability to continue to invest in technology, capacity, and R&D, explore strategic partnerships, and deliver on our commitments to our clients with speed and agility.

34   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM

The Compensation Committee also approved individual performance adjustments for three other named executive officers. Mr. Bedingfield received a +10% individual performance adjustment in recognition of his incremental performance in connection with his appointment as President, Aerojet Rocketdyne, in addition to his responsibilities as CFO, delivering strong results in both roles. Mr. Mehta received a +10% individual performance adjustment to recognize his expanded role overseeing strategic collaboration agreements across the enterprise, and for outperforming against his objectives. Mr. Rambeau received a +10% individual performance adjustment for driving strong performance above plan and record backlog, key wins and expansion opportunities.

Overall, the Committee recognized meaningful progress under the Trusted Disruptor strategy for fiscal 2025.

Long-Term Incentives

LTIP motivates our executives to focus on achieving long-term financial goals and strategic objectives, and creating shareholder value.

EQUITY GRANTS FOR FISCAL 2025

The table below shows the total target value of our fiscal 2025 LTIP awards for our named executive officers as compared to fiscal 2024.

Long-term incentive awards are tied to rigorous, multi-year performance metrics, including financial and market-based measures, with payouts contingent on achieving pre-established goals. Long-term incentives include awards that are subject to meaningful downside risk, such as the potential for below-target or zero payouts if performance objectives are not achieved. Importantly, the value ultimately realized by the CEO is directly linked to stock price performance over extended periods. Equity awards vest over multiple years and are not adjusted to offset stock price volatility. As a result, realized compensation may be significantly lower than grant-date values if long-term performance does not meet expectations.

See “Establishing Compensation Levels” on page 28 for more information on how we set our target values.

	Fiscal 2024		Fiscal 2025
	Target Value	(1)	Target Value	(1)	% Change	Reason for Change
Mr. Kubasik	$13,500,000		$14,175,000		5.0%	merit/market
Mr. Bedingfield	$3,750,000		$4,500,000		20.0%	expanded responsibilities	(2)
Mr. Mehta	$2,600,000		$3,500,000		34.6%	expanded responsibilities	(2)
Mr. Zoiss	$2,600,000		$2,800,000		7.7%	merit/market
Mr. Rambeau	$2,600,000		$2,800,000		7.7%	merit/market

(1)	We value performance share units based on the closing market price of our common stock on the grant date, which differs from the valuation method required for calculating amounts shown in the “Stock Awards” column of the Summary Compensation Table on page 48, and we value restricted stock units and options using the grant date fair value method, consistent with the valuation method required for calculating amounts shown in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table on page 48.
(2)	In 2025, Mr. Bedingfield was appointed President, Aerojet Rocketdyne, in addition to his responsibilities as CFO, and Mr. Mehta’s role was expanded to oversee strategic collaboration agreements across the enterprise, in addition to his responsibilities as Communication Systems segment president.

Types and Mix of Equity-Based Compensation for Named Executive Officers for Fiscal 2025

The target values for fiscal 2025 annual cycle awards were allocated as follows:

50%	25%	25%
as performance share units	as stock options	as restricted stock units

This equity-based compensation mix was determined after considering relevant data for our compensation comparison peer group, the retention value of each type of equity-based compensation, and other factors important to us, including linking incentive compensation to performance, tax and accounting treatment, anticipated effects on mitigating shareholder dilution, and the recommendations of Frederic W. Cook & Co., Inc. (“FW Cook”), our Compensation Committee’s independent compensation consultant. For further information related to grants to our named executive officers of fiscal 2025 annual compensation cycle equity-based awards and related terms and conditions, see the Grants of Plan-Based Awards in Fiscal 2025 Table on page 51 and related notes.

OUR PERFORMANCE SHARE UNITS

Establishing the Performance Measures

Early in the first fiscal year of each multi-year performance period (generally three years), we establish specific financial performance measures and their relative weighting and associated targets and thresholds, which serve as the basis for measuring how we perform and for determining payouts. The independent directors of our Board (based on the recommendation of our Compensation Committee, in the case of our CEO), and our Compensation Committee (in the case of other executive officers), establish the measures for our CEO and other executive officers, which have typically been the same.

The graphic below shows the financial performance measures and their relative weighting for the fiscal 2025-2027 cycle performance share units granted in fiscal 2025 to named executive officers under our 2024 Equity Incentive Plan, as approved early in fiscal 2025 in accordance with the discussion above.

L3HARRIS 2026 PROXY STATEMENT   35

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM

Performance Measures, Weighting and Rationale for Fiscal 2025-2027 Cycle Performance Share Unit Awards

33% 3-year Cumulative EPS	33% 3-year Average ROIC	33% Relative TSR

EPS is an indicator of profitability, often considered an important factor in determining share price, impacted by our operating income, our tax rate and the number of shares outstanding. Calculated for the 3-year cumulative performance period as follows: net income (after tax) from continuing operations / diluted weighted-average shares of common stock outstanding, adjusting for significant and/or non-recurring items (see Appendix A)

ROIC is an indicator of efficiency in using capital to generate returns (allocating capital to profitable investments). Calculated for the 3-year performance period as follows: net operating profit (after tax)/(debt + equity + minority interest – cash)

TSR measures cumulative value to shareholders through stock price appreciation and dividends. Relative TSR compares our TSR ranking with the rankings of other companies in the S&P 500 (a broad market index of companies with which we compete for shareholder investment) and a TSR performance peer group* (a custom peer group of companies more closely aligned with our industry), each weighted equally at 50%). Calculated for the 3-year performance period as follows: (ending average stock price – beginning average stock price) / beginning average stock price

* See “TSR performance peer group” on page 45 for further details on our TSR performance peer group.

Performance Targets for Fiscal 2023-2025 Cycle Performance Share Unit Awards

Our Compensation Committee seeks to establish targets for our performance measures that are aligned to our Board’s long-term strategic plan and create a “pay for profitable growth” environment, thereby encouraging and rewarding the creation of sustainable, long-term value for our shareholders. The targets are designed to ensure that executives are motivated to achieve the Board’s long-term strategic and financial objectives.

Since our EPS is a key factor in measuring growth in alignment with shareholder interests, our Compensation Committee has consistently set rigorous cumulative EPS targets, in alignment with the growth expected in our Board’s long-term strategic plan. As such, 2023-2025 cumulative EPS targets, established at the start of the 2023 fiscal year, assumed EPS growth of more than 5%. Historically (inclusive of our fiscal 2023-2025 cycle performance share unit awards), our Compensation Committee has maintained the targets for ROIC at 16%, despite the increase in invested capital associated with strategic transactions since 2023. This has made ROIC increasingly challenging over time. Our Compensation Committee has also historically maintained the Relative TSR target at 50th percentile because this has been nearly universal in our compensation comparison peer group. The committee revisits such targets each year to ensure they remain both challenging and aligned to our Board’s long-term strategic plan.

Relationship Between Performance Targets and Payout Percentage for Fiscal 2025-2027 Cycle Performance Share Units

In our long-term incentive plans, balancing transparency with protecting competitive interests is crucial. While we value providing our shareholders with meaningful information, we have strategically decided not to disclose forward-looking targets on our long-term financial performance measures in our proxy statements for the following reasons:

>	Competitive advantage: Disclosing targets could reveal strategic plans to competitors, undermining our competitive position;
>	Market sensitivity: Such disclosures are based on assumptions sensitive to market conditions and internal developments, potentially leading to confusion and potential misinterpretation by investors and analysts;
>	Confidential business information: Forward-looking targets often involve proprietary information. Keeping these details confidential protects our business strategies; and
>	Focus on performance outcomes: We emphasize performance outcomes and strategic milestones. This proxy statement details the metrics used to evaluate performance, aligning executive compensation with shareholder value and ensuring accountability and transparency.

Our target-setting process for long-term incentive plans is as rigorous as for short-term plans, incentivizing year-over-year growth and sustained performance with challenging, yet achievable, targets. Financial performance targets are disclosed after the performance period ends.

36   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM

The table below shows how varying results for each performance measure yield different payout percentages for fiscal 2025-2027 cycle performance share units.

2025-2027 Performance Goals
ROIC		EPS		Relative TSR (S&P 500)		Relative TSR (Performance Peers)
Goal	Payout	Goal	Payout	Percentile	Payout	Rank	Payout
120% of Target	200%	110% of Target	200%	80th	200%	1st	200%
Target	100%	Target	100%	50th	100%	7th	100%
80% of Target	50%	90% of Target	50%	20th	50%	13th	0%

Beginning with the 2026–2028 LTIP, we revised the TSR payout structure by setting the threshold and maximum payout levels at the 25th and 75th percentiles, respectively, aligning with market practice and shareholder feedback.

Payout of Fiscal 2023-2025 Cycle Performance Share Unit Awards

Payouts for the multi-year performance period that concludes at the end of the relevant fiscal year are based on formulaic calculations of our financial results against pre-determined targets for such performance period. Performance share unit awards generally are structured to provide payouts in shares of our common stock ranging from 0% to 200% of the target number of units granted under such awards.

The fiscal 2023-2025 cycle performance share unit awards were based on the same performance measures as the fiscal 2025-2027 cycle performance share unit awards described above, except that 3-year Cumulative EPS and 3-year Average ROIC were weighted equally at 50%, and they had a Relative TSR performance adjustment of up to +/- 20% as compared to that of the S&P 500 (not a core metric).

The targets and outcomes of the fiscal 2023-2025 measurement period are below:

Financial Performance Measures(1)	Weighting	Threshold (50%)	Target(2) (100%)	Maximum (200%)	Result	Result Relative to Target	Resulting Payout %	Weighted Payout %
3-year Average ROIC	50%	12.8%	16.0%	19.2%	16.4%	102.3%	111.7%	142.6%
3-year Cumulative EPS(3)	50%	$32.94	$36.60	$40.26	$39.29	107.3%	173.5%

TSR vs. S&P 500(4)	Modifier	20th percentile	50th percentile	80th percentile	58th percentile	116%	5.3%	5.3%

2023-2025 Performance Share Units Awarded to Executives (% of Target)								150.2%

(1)	3-year average ROIC and 3-year cumulative EPS are non-GAAP financial measures. Calculations are based on our financial results calculated in accordance with GAAP, adjusted as permitted under our Equity Incentive Plans in recognition of unusual or nonrecurring events affecting us or our financial statements. These adjustments are made in accordance with pre-established guidelines. See Appendix A for reconciliations of GAAP to non-GAAP financial measures for each of the 3 years.
(2)	The 3-year target for ROIC remained constant at 16% for each fiscal year during the three-year performance period and is not adjusted.

The 3-year cumulative EPS target represents the sum of the EPS targets set by our Compensation Committee for each of fiscal 2023, fiscal 2024 and fiscal 2025 that were adjusted as follows: (i) the fiscal 2023 target of $12.20 was adjusted to $12.17 to reflect the impact of divestitures and acquisitions; (ii) the fiscal 2024 target of $12.45 was adjusted to $12.48 to reflect the impact of divestitures and acquisitions; and (iii) the fiscal 2025 target of $12.85 was adjusted to $11.95 to reflect the impact of divestitures, acquisitions, and tax reform impacts. See Appendix A for reconciliations of GAAP to non-GAAP financial measures for each of the 3 years.

(3)	The 3-year cumulative EPS target reflects adjustments from the original target of $37.50 for acquisitions, divestitures, and tax reform impacts. See Appendix A for reconciliations of GAAP to non-GAAP financial measures for each of the 3 years.

Beginning in fiscal 2025, we ceased adjusting for amortization of acquisition-related intangible assets from our Non-GAAP EPS. Fiscal 2023-2025 cycle performance share unit awards retain the adjustment for amortization of acquisition-related intangible assets based on the targets set by our Compensation Committee in fiscal 2023.

(4)	For the 2023-2025 performance period, the Company’s percentile rank of the companies in the S&P 500 was 58th with a TSR of 44.54%.

The number of performance share units granted to each named executive officer that received performance share units in 2023, and the number of shares earned following the fiscal 2023-2025 measurement period is presented below:

	Number of performance
	share units granted	Number of shares earned
Mr. Kubasik	32,120	48,245
Mr. Mehta	6,068	9,115
Mr. Zoiss	6,068	9,115
Mr. Rambeau	6,068	9,115

L3HARRIS 2026 PROXY STATEMENT   37

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF OUR COMPENSATION PROGRAM

STOCK OPTIONS

Stock options granted to our executive officers typically have the following terms:

>	Exercise price equal to the closing price of our common stock on the grant date;
>	Vesting in equal installments of one-third each on the first, second and third anniversary of the grant date, subject to the recipient’s continued employment on such anniversary (except for certain new-hire grants described below);
>	Expiration 10 years from the grant date; and
>	“Double trigger” accelerated vesting following a change in control.

Stock options may not be repriced, replaced, modified or regranted through cancellation if the effect thereof would be to reduce the exercise price of such stock options, except with prior approval of our shareholders, or in connection with a change in our capitalization, including spin-offs. Our Compensation Committee and Board, however, have discretion to set the exercise price of stock options higher than the closing market price of our common stock on the grant date.

RESTRICTED STOCK UNITS

Awards of restricted stock units, as noted above, are made primarily for retention purposes and as a recruitment mechanism to replace the value of equity awards that an executive may have forfeited upon leaving a former employer. They are granted to all executive officers, including our named executive officers.

These awards typically have 3-year “cliff” vesting, except for certain new-hire or off-cycle retention grants, meaning that the entire grant will vest on the third anniversary of the grant date if the recipient remains employed with L3Harris. Restrictions on these awards, which typically expire at the end of a three-year period, provide that the shares or units may not be sold or otherwise transferred and will be immediately forfeited if the recipient’s employment ends for any reason other than involuntary termination without cause, voluntary resignation for good reason (in certain limited circumstances), death, disability or retirement.

38   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OTHER COMPENSATION ELEMENTS

Other Compensation Elements

Key Practices and Policies

In accordance with our overall objective and our guiding principles, we follow sound executive compensation practices and policies that are designed to encourage and reward the creation of sustainable, long-term shareholder value.

WHAT WE DO	WHAT WE DON’T DO
>
Annually conduct risk assessment of our compensation plans
>
Annually conduct a pay equity analysis
>
Regularly review and evaluate plans for management development and succession
>
Annually review compensation comparison peer group
>
Use double trigger provisions for change in control
>
Have a Clawback Policy to recover incentive payments
>
Require executive officers to utilize 10b5-1 trading plans
>
Maintain a 12-month minimum vesting period for equity
>
Have meaningful stock ownership guidelines
>
Hold annual Say-on-Pay advisory vote and seek input of large shareholders on our executive compensation program
>
Use an independent executive compensation consulting firm

>
No multi-year incentive compensation guarantees
>
No features that could incentivize executive officers to engage in excessive risk-taking
>
No excessive perquisites
>
No repricing or back-dating of options
>
No excise tax gross-ups under executive change in control severance agreements or plans
>
No payment of dividend equivalents to executive officers on unvested performance share unit and restricted stock unit awards
>
No hedging or pledging of LHX stock

HEALTH AND WELFARE BENEFITS

We maintain the following health and welfare benefits and insurance programs:

Benefit or program	Available to

Employee benefits: Medical, prescription, dental, vision, short-term disability, basic, supplemental and dependent life, basic and supplemental accidental death and dismemberment, and business travel insurance, paid time off, leave of absence and other similar policies and programs.

Most U.S.-based employees (including executive officers)
Liability insurance coverage	Board-appointed officers
Employee-paid liability coverage: Option to participate in group excess liability umbrella policy at employee’s own expense.	Qualifying U.S.-based employees

Long-term disability coverage

>
offers 60% of “eligible compensation” before offsets for Social Security and certain other Company or government-provided disability or other benefits
>
“eligible compensation” is capped at $400,000 per year under the plan
>
supplemental benefit of 50% of eligible compensation above $400,000 and up to $800,000, for a maximum supplemental benefit of $200,000 per year.
Most U.S.-based employees (including executive officers)

L3HARRIS 2026 PROXY STATEMENT   39

COMPENSATION DISCUSSION AND ANALYSIS OTHER COMPENSATION ELEMENTS

PERQUISITES

We do not provide excessive perquisites. Board-elected or appointed officers are eligible for:

>	Company-paid annual physical examinations (our Compensation Committee believes this is in the interest of shareholders because the health of our executive officers is critical to their performance); and
>	Company-paid financial planning and advice, and Federal and state tax preparation services, provided by a designated third party (executives are responsible for paying any tax on income imputed for such services).

We generally do not provide tax reimbursement or gross-up payments with respect to any perquisites provided solely to executive officers. However, tax gross-up payments pursuant to a plan, policy or arrangement covering a broad base of management employees, such as a relocation or tax equalization policy, are permitted.

CEO Security Arrangements

Primarily for our CEO’s personal security, our Compensation Committee has authorized limited personal use of Company-owned aircraft by our CEO and his family members and guests. This also allows him to minimize and more effectively use his travel time in consideration of the time demands he faces. Our Compensation Committee sets limits on the hours of the CEO’s personal use, and these limits are reviewed annually. In fiscal 2025, Mr. Kubasik’s personal use of Company-owned aircraft fell below these limits. The CEO is responsible for paying the tax on income imputed for personal use of our aircraft. In very limited instances as approved by our CEO, we also may provide limited personal use of Company-owned aircraft for other executives, in which case the executive is also responsible for paying the tax on income imputed.

In addition, we provide Mr. Kubasik with a car and driver to ensure his safety, security and productivity. We may also provide security during travel as warranted by the circumstances. Our Compensation Committee believes this also helps him spend more of his travel time on critical Company business.

The Board has reviewed the security measures in place for the CEO, including those outlined above, and believes they are appropriate given our status as a defense contractor and the current heightened security risks.

CEO Relocation

Following the 2022 expiration of our CEO’s employment agreement that he entered into with L3 prior to the Merger in 2019, our Compensation Committee authorized an extension of his eligibility to receive up to $1,250,000 for relocation-related expenses until six years following the Merger (in fiscal 2025), with gross-up of amounts taxed as ordinary income.

This relocation benefit preserved a contractual obligation with Mr. Kubasik assumed in connection with the Merger. Our Compensation Committee views the benefit as a successful investment that helped secure the attraction and retention of senior leadership talent and future CEO-successor during a period of rapid change in connection with business transformation. As part of the original merger agreement, Mr. Kubasik, then Chairman, President and CEO of L3 had agreed to serve in the role of Vice Chairman, President, and Chief Operating Officer of the newly formed L3Harris following the Merger. As part of this transaction, Mr. Kubasik relocated to the Company’s headquarters in Melbourne, Florida, and this relocation benefit helped to mitigate any distraction to allow him to focus his immediate attention on business combination and integration in the best interest of our shareholders.

This reimbursement payment was made in fiscal 2025 and is included in the Summary Compensation table as a one-time non-recurring cash payment in the amount of $1,063,449. The total relocation cost of $1,753,420, including tax equalization gross-ups, is disclosed in the “All Other Compensation” column of the Summary Compensation Table and represents one-time transition expenses under the terms of the agreement.

RETIREMENT PLANS

Tax-Qualified Plans

We maintain the L3Harris Retirement Savings Plan (“RSP”), a tax-qualified, 401(k) defined contribution retirement plan available to most of our U.S.-based employees, including our named executive officers. Subject to applicable limits under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), participants may generally contribute up to 70% of eligible compensation. In general, after one year of service we will make a matching contribution of up to 6% of eligible compensation contributed by a participant.

40   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EMPLOYMENT AGREEMENTS

Non-Qualified Supplemental Plans

To the extent their contributions to our RSP are subject to Internal Revenue Code limits, certain of our salaried employees, including our named executive officers, may elect to participate in our Excess Retirement Savings Plan (“ERSP”), an unfunded, non-qualified defined contribution retirement plan.

The value of Company contributions credited to our named executive officers’ accounts under the RSP and ERSP is shown in the “All Other Compensation” column in the Fiscal 2025 Summary Compensation Table on page 48. Additional information regarding our ERSP, including credits to and balances in ERSP accounts, is shown in the “Nonqualified Deferred Compensation” section beginning on page 54.

EMPLOYMENT AGREEMENTS

Letter Agreement with Mr. Kubasik

On February 23, 2024, we entered into a letter agreement with Mr. Kubasik (“Kubasik Letter Agreement”) to replace his prior agreement that expired on June 29, 2023 (the “Expired Agreement”). The Expired Agreement provided benefits significantly in excess of the benefits currently provided in the Kubasik Letter Agreement in the event of Mr. Kubasik’s termination without cause or for good reason, which included a lump sum cash payment equal to 3x his base salary and average AIP awards for the prior three years, immediate vesting of all outstanding restricted stock units and options and continued vesting of all outstanding performance share units.

The Kubasik Letter Agreement provides Mr. Kubasik with the following compensation and benefits in the event of his termination without cause or resignation for good reason prior to March 31, 2028, other than a termination following a change in control covered by the L3Harris Executive Change in Control Severance Plan (“CIC Severance Plan”) or retirement in accordance with our equity terms and conditions:

>	a lump sum cash payment equal to 2x his base salary and target bonus, in lieu of severance entitlements under any other severance program maintained by the Company that would otherwise be applicable;
>	pro-rata portion of his AIP payout for the year of termination based on actual financial performance for the full year (without any adjustments for individual performance);
>	continued participation in our group medical, dental and vision plans for 2 years;
>	professional finance and tax planning assistance services for the calendar year of termination and the calendar year thereafter;
>	immediate vesting of a pro-rata portion of any previously unvested time-vesting restricted stock units and stock options granted on or after February 23, 2024, with any vesting stock options remaining exercisable through the original option term date, subject to execution of a release and any delay required under Section 409A of the Internal Revenue Code (“Section 409A”); and
>	vesting of a pro-rata portion of any previously unvested performance stock units granted on or after February 23, 2024 at the end of the applicable performance period, based on actual performance results for the full performance period, subject to execution of a release and any delay required under Section 409A.

Offer Letter Agreement with Mr. Bedingfield

Mr. Bedingfield and L3Harris entered into the Bedingfield Offer Letter Agreement pursuant to which he was named Senior Vice President and Chief Financial Officer of L3Harris, effective December 11, 2023.

The Bedingfield Offer Letter Agreement provides for the following compensation and benefits:

>	initial annual base salary of $850,000;
>	eligibility to receive an annual cash incentive under our AIP with a target value of 100% of his base salary;
>	eligibility, beginning in 2024, to receive annual equity with a target value of $3,750,000;
>	a one-time grant of 45,000 three-year cliff vesting non-qualified stock options;
>	a one-time cash sign-on bonus of $200,000, subject to a 12-month clawback in the event of voluntary termination, to offset foregone equity compensation at his prior employer;
>	eligibility to participate in L3Harris’ RSP, ERSP and employee health and welfare plans; and
>	relocation benefits for his move from Maryland to the Melbourne, Florida area, including a $10,000 expense allowance payment.

L3HARRIS 2026 PROXY STATEMENT   41

COMPENSATION DISCUSSION AND ANALYSIS EMPLOYMENT AGREEMENTS

Offer Letter Agreement with Mr. Mehta

Mr. Mehta and L3Harris entered into an employment offer letter agreement, as amended (the “Mehta Offer Letter Agreement”), pursuant to which he was named President of L3Harris’ Communication Systems segment, effective January 3, 2023.

The Mehta Offer Letter Agreement provides for the following compensation and benefits:

>	initial annual base salary of $725,000;
>	eligibility to receive an annual cash incentive under our AIP with a target value of 100% of his base salary;
>	eligibility to receive annual equity with a target value of no less than $2,550,000;
>	one-time grants determined based on whether certain awards from his employer were cancelled, forfeited or terminated, of which Mr. Mehta became entitled to: (i) restricted stock units with a grant value of $2,500,000 vesting ratably over three years; (ii) restricted stock units with a grant value of $1,500,000, with half vesting on the third anniversary of the grant date and half vesting on the fifth anniversary of the grant date; and (iii) three-year cliff vesting non-qualified stock options with a grant value of $750,000;
>	a one-time cash sign-on bonus of $850,000 as an incentive to join L3Harris, subject to a 12-month clawback in the event of voluntary termination;
>	eligibility to participate in L3Harris’ RSP, ERSP and employee health and welfare plans;
>	reimbursement of up to $50,000 in attorneys’ fees in connection with his employment; and
>	severance benefits under the L3Harris Technologies, Inc. Severance Pay Plan (“Severance Pay Plan”) (or equivalent benefits in the event such plan no longer exists), plus immediate vesting of any unvested portions of the one-time grants described above upon termination without “cause,” resignation for “good reason” or upon disability or death, with “good reason” defined as certain diminutions in position, duties, responsibilities or status, reductions in compensation, requirements to change principal work location, an unsuccessful attempt of termination for cause or a material breach of a written agreement with Mr. Mehta by L3Harris. See “Agreements, Plans and Programs Providing for Potential Termination Benefits” beginning on page 56.

42   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OUR PRACTICES, POLICIES AND GUIDELINES FOR EXECUTIVE COMPENSATION

OUR PRACTICES, POLICIES AND GUIDELINES FOR EXECUTIVE COMPENSATION

Annual Compensation Cycle

Our Board and Compensation Committee generally follow an annual compensation cycle as shown below:

Assess market trends and competitive practices

Review compensation peer group and TSR performance peer group

Select our independent compensation consultant

Review Say-on-Pay results and shareholder feedback

WHAT WE DO IN THE OFFSEASON
Consider program design changes

> Review our executive compensation program for new fiscal year

> Assess market trends and competitive practices

> Review our compensation comparison peer group and TSR performance peer group

> Select our independent compensation consultant

> Review Say-on-Pay results and shareholder feedback

WHAT WE DO PRIOR TO OR EARLY IN A NEW FISCAL YEAR
Set target compensation values	> Review each executive’s three-year compensation history (base salary, AIP and LTIP) > Review compensation comparison peer group data or broad compensation market data, including surveys
Establish performance measures, targets and individual objectives

>

Determine short- and long-term financial performance measures

>

Set relative weightings and performance targets for the new fiscal year

>

Define individual performance objectives for each executive and the relevant segment

>

Align performance measures and targets with our Board-approved operating and long-term strategic plans

Make equity grants

>

Annual equity grants are approved at Board or Compensation Committee meetings

>

Grant dates align with pre-established meeting calendar which are generally set at least one year in advance

>

Grants are not timed to take advantage of material nonpublic information, whether positive or negative

CEO provides assessment of each executive officer’s performance, including achievement of pre-established objectives, contribution to Company performance and other accomplishments and compensation recommendations

Compensation Committee reviews executive compensation recommendations and company results

WHAT WE DO AFTER THAT FISCAL YEAR ENDS
Conduct performance reviews

> Independent directors review CEO performance in executive session, without management present, evaluating CEO’s achievement of pre-established objectives, company financial performance, leadership and strategic execution

>

CEO assesses each executive officer’s performance, including achievement of pre-established objectives, contribution to Company performance and other accomplishments and compensation recommendations

>

Compensation Committee reviews executive compensation recommendations and company results

Determine payouts

> Compensation Committee engages with independent compensation consultant regarding pay practices

> Payouts are determined based on actual performance against the previously established measures, targets and individual objectives, with any discretionary adjustments solely determined by the independent directors of our Board (for our CEO) and our Compensation Committee (for other executive officers)

> Payout determinations typically occur after audited financials are available

> Internal Audit department independently verifies AIP and PSU calculations

L3HARRIS 2026 PROXY STATEMENT   43

COMPENSATION DISCUSSION AND ANALYSIS OUR PRACTICES, POLICIES AND GUIDELINES FOR EXECUTIVE COMPENSATION

Who Does What

ROLE OF BOARD AND COMPENSATION COMMITTEE

Our Compensation Committee sets the philosophy, objectives, elements, policies, and practices of compensation for our executive officers. When approving compensation levels and targets, individual objectives, and financial performance measures and targets for our named executive officers, our Compensation Committee also focuses on the relationship between our executive compensation program and the achievement of our financial and strategic objectives, with an emphasis on creating a “pay for profitable growth” environment.

With respect to compensation decisions, the independent directors of our Board make all final compensation decisions for our CEO (based on the recommendation of our Compensation Committee), and our Compensation Committee makes them for other executive officers (based on recommendations from our CEO). These decisions include: determining the types and levels of benefits; establishing performance measures, weightings and targets; setting target compensation values; granting equity awards; and determining payouts.

ROLE OF INDEPENDENT COMPENSATION CONSULTANT

Our Compensation Committee has the authority to retain compensation consultants and other advisors to assist it in fulfilling its duties and responsibilities and has directly retained FW Cook — a nationally recognized, independent executive compensation consulting firm — to provide it with objective analysis, recommendations on plan design, competitive market data, and other advice and information related to CEO compensation and the compensation of other executive officers. Our Nominating and Governance Committee also has directly retained FW Cook to provide it with objective analysis, plan design recommendations, advice and information related to the compensation of our independent directors. FW Cook performs these services solely at the direction or with oversight from our Compensation Committee or our Nominating and Governance Committee, as applicable, and does not provide any other services for or receive other remuneration from L3Harris.

With regard to FW Cook’s services related to CEO and other executive officer compensation, our Compensation Committee has sole authority to modify or approve FW Cook’s remuneration, determine the nature and scope of its services, evaluate its performance, terminate the engagement and engage a replacement or additional consultant at any time. Our Compensation Committee also regularly meets with FW Cook in executive session, without our CEO or other members of management present. Taking into consideration the independence factors in the NYSE listing standards and SEC rules, our Compensation Committee has made the determination that, in its business judgment, FW Cook is independent and that its work does not raise any conflicts of interest.

ROLE OF CEO

Our Compensation Committee considers recommendations from our CEO when making decisions regarding our executive compensation program and the compensation of our other executive officers. During the annual compensation planning process, our CEO recommends targets for all incentive compensation programs. The targets are based on our Board-approved annual operating plan and long-term strategic plan. As part of the annual performance review process, which includes an assessment of each executive officer’s performance against individual objectives, our CEO presents an evaluation of each executive officer’s contributions (including both strengths and development needs) and recommends specific compensation for the other executive officers, including base salary adjustments and annual cash incentive and equity awards.

Competitive Considerations

BENCHMARKING

Our Board and Compensation Committee use benchmarking as a reference point in the framework of its overall compensation decisions. The Compensation Committee considers competitive market data as one of several inputs when establishing compensation for each executive. In addition to market data, the Committee evaluates factors such as the executive’s role and responsibilities, individual experience, tenure and performance, and our business outlook.

For fiscal 2025, the L3Harris Total Rewards team performed a comprehensive assessment and benchmarking of the competitive compensation positioning of our named executive officers as well as the mix and elements of their compensation, primarily focusing on our compensation comparison peer group, but also using broad aerospace and defense and industrial compensation market data. Our Compensation Committee also engaged FW Cook to review, assess and validate our Total Rewards team’s assessment and benchmarking process.

COMPENSATION COMPARISON PEER GROUP

Our compensation comparison peer group is used to assess the competitiveness of our named executive officers’ compensation. Our Compensation Committee annually reviews the composition of this peer group and makes changes it determines are appropriate based on changes to our businesses or to the attributes of companies in the group or the availability of their compensation data. Our independent compensation consultant, our CEO, and members of management routinely provide input to our Compensation Committee regarding changes to the attributes of peer companies.

We seek to include companies based on the following criteria (which are not assigned any specific weight):

>	The same or similar industry
>	Revenue between 1/3 to 3x our revenue
>	Market capitalization between 1/3 to 3x our market capitalization
>	Similarities in business model
>	Competition for executive talent

44   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OUR PRACTICES, POLICIES AND GUIDELINES FOR EXECUTIVE COMPENSATION

In October 2024, management proposed, FW Cook endorsed, and our Compensation Committee approved the compensation comparison peer group below for fiscal 2025, respectively, which is the same compensation comparison peer group used in fiscal 2024.

Eaton Corporation plc	Jacobs Solutions Inc.	Parker Hannifin Corporation
Emerson Electric Co.	Leidos Holdings, Inc.	RTX Corporation
General Dynamics Corporation	Lockheed Martin Corporation	Rockwell Automation, Inc.
Honeywell International Inc.	Motorola Solutions, Inc.	Textron Inc.
Illinois Tool Works Inc.	Northrop Grumman Corporation

The revenue median of the peer group was $18.9 billion based on most recently reported fiscal year-end financial results, and the median market capitalization was $80.0 billion as of January 2, 2026, versus our $21.9 billion revenue and $57.0 billion market capitalization.

As part of the annual peer group review for 2026 compensation planning purposes, our Compensation Committee removed Jacobs Solutions Inc. following the 2024 separation of its defense business, as its industry focus no longer aligns as closely with our aerospace and defense profile. To maintain appropriate industry representation and comparability, the Committee added Howmet Aerospace Inc., whose industry, scale, business mix, and market profile provide a relevant benchmark for executive compensation purposes.

TSR Performance Peer Group

Beginning with the 2024-2026 Cycle performance share unit awards, our Compensation Committee added the TSR performance peer group as a second comparator group for our Relative TSR measure (in addition to the S&P 500), to emphasize performance compared to companies more closely aligned with our industry.

In February 2025, our Compensation Committee approved the TSR performance peer group below for the fiscal 2025-2027 cycle performance share unit awards, which is the same compensation comparison peer group used for the 2024-2026 Cycle performance share unit awards:

E Ss

BAE Systems plc	Huntington Ingalls Industries, Inc.	Northrop Grumman Corporation
Booz Allen Hamilton Holding Corp.	Leidos Holdings, Inc.	Science Applications International Corp.
CACI International Inc.	Leonardo S.p.A.	Textron Inc.
General Dynamics Corporation	Lockheed Martin Corporation	Thales S.A.

RELATIONSHIP BETWEEN COMPENSATION PLANS AND RISK

Our Compensation Committee undertakes periodic comprehensive reviews to assess whether our compensation strategies, plans, programs, policies or practices — either individually or in the aggregate — would encourage executives or employees to undertake unnecessary or excessive risks that would be reasonably likely to have a material adverse effect on the Company. A review will also be conducted when there are material changes to our program.

Based on the most recent risk assessment conducted by FW Cook, management and our Compensation Committee concluded that our compensation strategies, plans, programs, policies, and practices were not reasonably likely to have a material adverse effect on us due to a variety of mitigating factors. These factors included:

>	An emphasis on long-term compensation that utilizes a balanced portfolio of compensation elements, such as cash and equity, and delivers rewards based on sustained performance over time;
>	The Compensation Committee’s power to set short- and long-term performance objectives for incentive plans that appropriately correlate with shareholder value and use multiple financial measures to measure performance;
>	Performance share unit awards that generally are tied to financial performance measures spanning overlapping three-year performance periods, creating a focus on driving sustained performance over multiple performance periods, which mitigates the potential for executives to take excessive risks to drive one-time, short-term performance spikes in any one performance period;
>	The use of equity awards with vesting periods to foster retention and align executives’ interests with those of shareholders;
>	Caps on potential payouts under both short- and long-term incentive plans to eliminate the potential for windfalls;
>	A Clawback Policy that requires recovery of any excess incentive-based compensation from executive officers following a restatement of financial information that affects the financial measures used to determine such incentive-based compensation;
>	Share ownership guidelines; and
>	A broad array of competitive benefit programs that offer employees and executives an opportunity to build meaningful retirement assets and benefit protections throughout their careers.

Other Practices and Policies

EXECUTIVE COMPENSATION RECOVERY

Effective October 2, 2023, we adopted our Clawback Policy to comply with Section 303A.14 of the NYSE listing standards, which implements the final rule promulgated by the SEC for recovery of erroneously awarded compensation. The Clawback Policy requires recovery of any excess incentive-based compensation from any current or former executive officers subject to Section 16 of the Exchange

L3HARRIS 2026 PROXY STATEMENT   45

COMPENSATION DISCUSSION AND ANALYSIS OUR PRACTICES, POLICIES AND GUIDELINES FOR EXECUTIVE COMPENSATION

Act (“Section 16”) following a restatement of financial information that affects a financial measure used to determine such incentive-based compensation. The excess amount is any such amount by which the affected incentive-based compensation exceeds the compensation that would have been received by the executive officer, without regard to any taxes paid, had the applicable financial measure not been subject to error. Under the Clawback Policy, our Compensation Committee determines the method of recovery, and recovery may be deemed impractical only in limited circumstances enumerated in the NYSE listing standards.

Separately, our executive compensation programs, including our AIP and our Equity Incentive Plans, also permit us to recover all or a portion of any compensation, whether cash or equity, including performance share units, restricted stock units, or stock options granted thereunder, if our financial statements are restated as a result of errors, omissions or fraud, or any greater amount that our Compensation Committee or the independent members of our Board determine. Recovery of such amounts by L3Harris would be in addition to any actions that might be taken by law enforcement agencies, regulators or other authorities.

STOCK OWNERSHIP GUIDELINES FOR OFFICERS

To further promote management’s ownership of our shares and more closely align management and shareholder interests, our Compensation Committee has established the following stock ownership guidelines for our Board-elected or appointed officers.

Executives are expected to meet the ownership levels shown below by the end of the five-year period from their hire date or from their promotion into a position covered by the guidelines. They are not permitted to sell our shares (other than to pay the exercise price and related taxes upon the exercise of stock options) until they have met that goal.

Stock Ownership (as a multiple of base salary)

What counts:

Shares owned outright or jointly by the executive, shares credited under any retirement plan sponsored by us, share equivalents represented by amounts deferred in the L3Harris Stock Fund account of our ERSP and restricted stock and restricted stock unit awards (on an after-tax basis).

What doesn’t count:	Stock options and unearned performance share units.

Our Compensation Committee conducts an annual review to assess compliance with the guidelines. As of March 13, 2026, our CEO and all other named executive officers have met or were on track to meet the applicable stock ownership guidelines within the applicable timeframe.

For a discussion of stock ownership guidelines for our non-employee directors, see page 20.

POLICIES ON INSIDER TRADING, 10B5-1 PLANS AND HEDGING AND PLEDGING

Our insider trading policy prohibits directors, employees and certain of their family members from purchasing or selling any type of security (whether issued by us or another company) while such person is aware of material non-public information (except pursuant to an approved 10b5-1 trading plan), or from providing such material non-public information to any person who may trade while aware of such information. This policy also prohibits directors and employees from engaging in short sales with respect to our securities and from entering into hedging, puts, calls or other derivative transactions with respect to our securities. We also have procedures that require trades by directors and executive officers to be pre-cleared by our Office of General Counsel.

We also require all of our executive officers and directors to utilize 10b5-1 trading plans, which must comply with the provisions of Rule 10b5-1 and also be pre-cleared by our Office of General Counsel. We require a cooling off period of not less than (and in certain circumstances more than) 90 days after the plan is adopted. We limit executive officers to a single 10b5-1 trading plan in effect at any time, subject to limited exceptions in accordance with Rule 10b5-1.

Our policies prohibit directors and executive officers from purchasing our stock on margin, holding our stock in a margin account or otherwise pledging our stock as collateral for margin accounts, loans or any other purpose. We do permit the use of “cashless exercise” procedures to exercise stock options granted by us if such exercise complies with our insider trading and other relevant policies. None of our directors or executive officers pledged our stock during our fiscal 2025.

EQUITY GRANTS BY CEO

As permitted under our Equity Incentive Plans, our Compensation Committee has delegated to our CEO the authority to grant equity awards to employees who are not executive officers. The annual maximum number of shares underlying the awards that may be granted pursuant to this delegation is set by our Compensation Committee.

46   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” section of this proxy statement. Based on its review and discussion, the Compensation Committee has recommended to the Board of Directors of L3Harris Technologies, Inc., and the Board of Directors of L3Harris Technologies, Inc. has approved, that this Compensation Discussion and Analysis be included in this proxy statement for the 2026 Annual Meeting and incorporated by reference in L3Harris Technologies, Inc.’s Annual Report on Form 10-K for the fiscal year ended January 2, 2026.

Submitted on March 29, 2026 by the Compensation Committee of the Board of Directors of L3Harris Technologies, Inc.

Joanna Geraghty, Chair

Roger Fradin

Lewis Hay III

Robert Millard

David Regnery

The Report of our Compensation Committee (this “Compensation Committee Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act of 1933, as amended (the “Securities Act”), or Exchange Act, except to the extent that we specifically incorporate this Compensation Committee Report by reference therein.

L3HARRIS 2026 PROXY STATEMENT   47

COMPENSATION TABLES

FISCAL 2025 SUMMARY COMPENSATION TABLE

The following table summarizes the compensation paid to, or accrued on behalf of, our named executive officers for our fiscal year ended January 2, 2026 (fiscal 2025) and prior fiscal years.

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Principal Position*	Year	$(1)	$(2)	$(3)	$(4)	$(5)	$	$(6)	$

Christopher Kubasik	2025	1,550,000	—	11,028,701	3,543,778	6,200,000	—	3,295,111	25,617,590
Chairman and Chief Executive Officer	2024	1,582,788	—	10,454,281	3,375,010	4,185,000	—	1,242,144	20,839,223
	2023	1,542,308	—	10,114,106	3,375,035	3,735,500	—	1,057,298	19,824,247

Kenneth Bedingfield	2025	937,163	—	3,501,403	1,125,007	1,600,000	—	157,211	7,320,784
President, Missile Solutions	2024	889,664	—	2,904,188	3,127,695	1,181,300	—	160,005	8,262,852
	2023	49,038	200,000	—	—	53,500	—	212	302,750

Samir Mehta	2025	812,163	—	2,723,337	875,022	1,250,000	—	268,340	5,928,862
President, Space & Mission Systems and	2024	762,019	—	2,013,841	650,028	922,500	—	142,798	4,491,186
Communications & Spectrum Dominance	2023	721,863	850,000	5,911,070	1,387,597	928,700	—	85,335	9,884,565

Edward Zoiss	2025	770,721	—	2,178,754	700,018	1,030,800	—	253,036	4,933,329
Vice President, Engineering & Innovation	2024	756,611	—	2,013,841	650,028	832,500	—	224,032	4,477,012
	2023	718,846	—	1,910,722	637,550	1,130,300	—	169,547	4,566,965

Jonathan Rambeau	2025	770,721	—	2,178,754	700,018	1,432,000	—	264,797	5,346,290
Former President, Communications &	2024	762,019	—	2,013,841	650,028	1,005,000	—	100,161	4,531,049
Spectrum Dominance	2023	725,000	—	1,910,722	637,550	605,400	—	22,651	3,901,323

* Effective January 3, 2026, we reorganized our four business segments in order to better align with customer needs. For fiscal 2025, our named executive officers (other than our Chairman and Chief Executive Officer) were all segment presidents. Following the realignment, Kenneth Bedingfield, previously President, Aerojet Rocketdyne, became President, Missile Solutions; Samir Mehta, previously President, Communication Systems, became President, Space & Mission Systems (and effective March 16, 2026 also became President, Communications & Spectrum Dominance); Edward Zoiss, previously President, Space & Airborne Systems, became Vice President, Engineering & Innovation; and Jonathan Rambeau, previously President, Integrated Mission Systems, became President, Communications & Spectrum Dominance . Kenneth Bedingfield was our Chief Financial Officer for all of fiscal 2025. Following the appointment of Kenneth Sharp as Senior Vice President and Chief Financial Officer, effective March 16, 2026, Mr. Bedingfield left his position as Chief Financial Officer to focus exclusively on leading the Missile Solutions segment as President, Missile Solutions.

(1)	Fiscal 2024 salary included 53 weeks of pay, while fiscal 2025 and fiscal 2023 included 52 weeks.
(2)	The amounts shown for Messrs. Bedingfield (joined L3Harris on December 11, 2023) and Mehta (joined L3Harris on January 3, 2023) in fiscal 2023 represent one-time cash sign-on bonuses paid under the terms of their Offer Letter Agreements.
(3)	The “Stock Awards” column reflects the aggregate grant date fair value computed in accordance with ASC 718. The assumptions used for the valuations are set forth in the notes to our audited consolidated financial statements in our Annual Reports on Form 10-K (the “Notes”) (Note 10). Although neither dividends, nor dividend equivalents are payable on restricted stock units during the restriction period, the grant date fair values of restricted stock units do not reflect any discounts. Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions.

Each performance share unit earned at the end of the applicable multi-year performance period and paid out receives accrued dividend equivalents in an amount equal to the cash dividends or other distributions paid with respect to our common stock during the performance period. Payment of such dividend equivalents is made in cash at the time of the actual payout of performance share units ultimately earned as determined after completion of the performance period. Dividends declared with respect to issued and outstanding shares of our common stock were $4.80, $4.64 and $4.56 per share in fiscal 2025, fiscal 2024 and fiscal 2023, respectively. The dollar value of dividend equivalents paid on vested performance share units is included in the “All Other Compensation” column when the value of such dividend equivalents paid was not factored into the grant date fair value of the underlying performance shares units.

The grant date fair values of performance share units were computed based on the probable outcome of the performance conditions as of the grant date of such awards, which was at target. The respective grant date fair values of the performance share units granted in fiscal 2025, fiscal 2024 and fiscal 2023, as applicable, assuming at such grant date the maximum payment (200% of target for performance share units granted in fiscal 2025, fiscal 2024 and fiscal 2023), would have been as follows: Mr. Kubasik — $14,969,692, $14,158,534 and $13,478,194 ; Mr. Bedingfield - $4,752,498 and $3,933,226; Mr. Mehta —

48   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION TABLES FISCAL 2025 SUMMARY COMPENSATION TABLE

$3,696,388, $2,727,258 and  $2,546,254; Mr. Zoiss — $2,957,196, $2,727,258 and $2,546,254; and Mr. Rambeau — $2,957,196, $2,272,258 and $2,546,254. Mr. Bedingfield was not granted performance share units in fiscal 2023. See the Grants of Plan-Based Awards in Fiscal 2025 Table on page 51 and related notes and the “Compensation Discussion and Analysis” section of this proxy statement for information with respect to equity awards granted in fiscal 2025 and the Outstanding Equity Awards at 2025 Fiscal Year End Table on page 52 and related notes for information with respect to equity awards granted prior to fiscal 2025.

(4)	The “Option Awards” column reflects the aggregate grant date fair value computed in accordance with ASC 718. The assumptions used for the valuations are set forth in the Notes (Note 10). Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions. See the Grants of Plan-Based Awards in Fiscal 2025 Table on page 51 and related notes and the “Compensation Discussion and Analysis” section of this proxy statement for information with respect to stock options granted in fiscal 2025 and the Outstanding Equity Awards at 2025 Fiscal Year End Table on page 52 and related notes for information with respect to stock options granted prior to fiscal 2025.
(5)	The “Non-Equity Incentive Plan Compensation” column reflects payouts to our named executive officers under our AIP.
(6)	The following table describes the components of the “All Other Compensation” column for fiscal 2025:

Fiscal 2025 All Other Compensation Table

	Life	Company	Company		Perquisites and Other
	Insurance	Contributions	Credits to ERSP	Equity Cash	Personal Benefits
	Premiums	to RSP	(nonqualified)	Dividends	and Other Payments
Name	(a)	(b)	(c)	(d)	(e)	Total
Christopher Kubasik	$4,680	$14,308	$329,792	$675,419	$2,270,912	$3,295,111
Kenneth Bedingfield	$2,736	$21,173	$105,840	$—	$27,462	$157,211
Samir Mehta	$2,340	$10,692	$93,292	$127,598	$34,417	$268,340
Edward Zoiss	$2,220	$6,981	$89,181	$127,598	$27,057	$253,036
Jonathan Rambeau	$2,220	$21,058	$85,454	$127,598	$28,468	$264,797

(a)	Reflects the dollar value of premiums paid by us for life insurance for our named executive officers under our broad-based group basic life insurance benefit.
(b)	Reflects our contributions credited to accounts of our named executive officers under our RSP, which is a tax-qualified, defined contribution plan.
(c)	Reflects our credits to accounts of our named executive officers under our ERSP, which is an unfunded, nonqualified defined contribution retirement plan. For additional information regarding these credits and our ERSP, see the “Nonqualified Deferred Compensation” section beginning on page 54, including the Fiscal 2025 Nonqualified Deferred Compensation Table and related notes.
(d)	Each performance share unit earned at the end of the applicable multi-year performance period and paid out receives accrued dividend equivalents in cash in an amount equal to dividends paid during the performance period, were $4.80, $4.64 and $4.56 per share in fiscal 2025, fiscal 2024 and fiscal 2023, respectively. These cash dividends are only earned to the extent the performance share units are earned, and as such are considered at-risk, performance-based compensation.
(e)	The amount for each of Messrs. Kubasik, Bedingfield, Mehta, Zoiss and Rambeau included $22,940, for Company-paid financial planning and advice, and federal and state tax preparation services from a designated third-party provider (but no tax assistance for payment of taxes for such services). Amounts for Messrs. Kubasik, Bedingfield, Mehta, Zoiss and Rambeau included $6,297, $3,258, $10,196, $4,117, and $5,528, respectively, for Company paid physical examinations. The amount for Mr. Kubasik also included $1,753,420 for customary relocation expenses for his relocation to Melbourne, Florida (inclusive of tax assistance for payment of taxes for such taxable expenses). The amount for Mr. Bedingfield also included $1,265 for payment of taxes for such taxable expenses for his relocation to Melbourne, Florida, pursuant to the Bedingfield Offer Letter Agreement. Amount for Mr. Kubasik included $350,111 for personal use of Company-owned aircraft to ensure security and accessibility and $138,144 for security and Company provided vehicle-related expenses. See “Perquisites” on page 41 for details.

The incremental cost to us of personal use of Company-owned aircraft is calculated based on our average variable operating costs, which include fuel, maintenance, weather-monitoring, on-board catering, trip-related hangar/parking, landing/ramp fees and other miscellaneous variable costs. Our total annual variable operating costs are divided by the annual number of miles the Company-owned aircraft flew to derive an average variable cost per mile, which is then multiplied by the miles flown for personal use to derive the incremental cost. The methodology excludes fixed costs that do not change based on usage, such as pilots’ and other employees’ salaries, purchase costs of the aircraft and non-trip related hangar expenses.

As noted above, we also offer a supplemental long-term disability benefit to employees with eligible compensation in excess of $400,000 and offer our executives the option to participate in a group excess liability umbrella policy. No premiums are payable by us for these benefits and there is no incremental cost reflected for our named executive officers. Certain Company-related events may include meetings and receptions with our customers, executive management or Board attended by the named executive officer and a spouse or guest. If the Company-owned aircraft is used and a spouse or guest travels with the named executive officer, no amounts are included because there is no incremental cost to us. We also have Company-purchased tickets to athletic or other events generally for business purposes. In limited instances, executives, including our named executive officers, may have personal use of Company-purchased event tickets. No amounts are included because event tickets are purchased in advance for business purposes, and limited personal use has no incremental cost. For a discussion of perquisites and other personal benefits provided to our named executive officers, see the “Compensation Discussion and Analysis” section of this proxy statement.

L3HARRIS 2026 PROXY STATEMENT   49

COMPENSATION TABLES FISCAL 2025 SUMMARY COMPENSATION TABLE

Salary and Bonus as a Proportion of Fiscal 2025 Total Compensation

Using the amounts shown under the “Salary” and “Bonus” and “Total” columns in the Fiscal 2025 Summary Compensation Table, the salary and bonus of each of our named executive officers as a proportion of such named executive officer’s fiscal 2025 total compensation were as follows:

Salary and Bonus as Proportion of
Name	Fiscal 2025 Total Compensation
Christopher Kubasik	6%
Kenneth Bedingfield	13%
Samir Mehta	14%
Edward Zoiss	16%
Jonathan Rambeau	14%

50   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION TABLES GRANTS OF PLAN-BASED AWARDS IN FISCAL 2025 TABLE

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2025 TABLE

The following table provides information about cash and equity awards granted to our named executive officers in fiscal 2025.

									All Other	All Other
									Stock	Option	Exercise	Grant Date
			Estimated Possible Payouts			Estimated Future Payouts			Awards:	Awards:	or Base	Fair Value of
			Under Non-Equity Incentive			Under Equity Incentive			Number of	Number of	Price of	Stock and
			Plan Awards(1)			Plan Awards(2)			Shares of	Securities	Option	Option
Name/Type	Grant	Approval	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or	Underlying	Awards	Awards
of Award	Date	Date	($)	($)	($)	(#)	(#)	(#)	Units (#)(3)	Options (#)(4)	($/Share)(5)	($)(6)
Christopher Kubasik
Annual Incentive Plan	—	—	155,000	3,100,000	6,200,000	—	—	—	—	—	—	—
Performance share units	2/28/2025	2/28/2025	—	—	—	917	34,387	68,774	—	—	—	7,484,846
Restricted stock units	2/28/2025	2/28/2025	—	—	—	—	—	—	17,194	—	—	3,543,855
Stock options	2/28/2025	2/28/2025	—	—	—	—	—	—	—	72,028	206.11	3,543,778
Kenneth Bedingfield
Annual Incentive Plan	—	—	47,500	950,000	1,900,000	—	—	—	—	—	—	—
Performance share units	2/28/2025	2/28/2025	—	—	—	291	10,917	21,834	—	—	—	2,376,249
Restricted stock units	2/28/2025	2/28/2025	—	—	—	—	—	—	5,459	—	—	1,125,154
Stock options	2/28/2025	2/28/2025	—	—	—	—	—	—	—	22,866	206.11	1,125,007
Samir Mehta
Annual Incentive Plan	—	—	20,625	825,000	1,650,000	—	—	—	—	—	—
Performance share units	2/28/2025	2/28/2025	—	—	—	226	8,491	16,982	—	—	—	1,848,194
Restricted stock units	2/28/2025	2/28/2025	—	—	—	—	—	—	4,246	—	—	875,143
Stock options	2/28/2025	2/28/2025	—	—	—	—	—	—	—	17,785	206.11	875,022
Edward Zoiss
Annual Incentive Plan	—	—	19,375	775,000	1,550,000	—	—	—	—	—	—
Performance share units	2/28/2025	2/28/2025	—	—	—	181	6,793	13,586	—	—	—	1,478,598
Restricted stock units	2/28/2025	2/28/2025	—	—	—	—	—	—	3,397	—	—	700,156
Stock options	2/28/2025	2/28/2025	—	—	—	—	—	—	—	14,228	206.11	700,018
Jonathan Rambeau
Annual Incentive Plan	—	—	19,375	775,000	1,550,000	—	—	—	—	—	—
Performance share units	2/28/2025	2/28/2025	—	—	—	181	6,793	13,586	—	—	—	1,478,598
Restricted stock units	2/28/2025	2/28/2025	—	—	—	—	—	—	3,397	—	—	700,156
Stock options	2/28/2025	2/28/2025	—	—	—	—	—	—	—	14,228	206.11	700,018

(1)	Reflects the range of possible cash payouts under our AIP in respect of our fiscal 2025 performance.
(2)	Reflects the possible range of shares earnable from performance share units granted in fiscal 2025 for the fiscal 2025-2027 performance period.
(3)	Reflects restricted stock units granted in fiscal 2025. After completion of the restriction period, each restricted stock unit paid out receives accrued dividend equivalents in cash in an amount equal to dividends paid during the restriction period in cash at the time of the payout of restricted stock units after completion of the restriction period.
(4)	Reflects the shares of our common stock underlying stock options granted in fiscal 2025, which expire no later than 10 years from the grant date.
(5)	Reflects the exercise price per share for the stock options at the time of grant, which was the closing market price of our common stock on the grant date.
(6)	Reflects the aggregate grant date fair value computed in accordance with ASC 718 of performance share units (at target), restricted stock units and stock options granted in fiscal 2025. In accordance with SEC rules, the amounts in this column reflect the grant date fair value without reduction for estimates of forfeitures related to service-based vesting conditions.

The grant date fair values of these performance share units were computed based on the probable outcome of the performance conditions as of the grant date (which was at target), and using a multifactor Monte Carlo valuation model that simulates our stock price and TSR relative to other companies in the S&P 500 and our TSR performance peer group. The fair value is the average of the equally weighted internal performance measures and the TSR measures, which yielded a grant date fair value of $217.67 per share including the fair value of cash dividends. The grant date fair values of restricted stock units were determined as of the grant date using the $206.11 closing market price of our common stock. The grant date fair values of stock options were calculated using the Black-Scholes-Merton option-pricing model, which was $49.20 for all stock options.

Assumptions used for the valuations are set forth in the Notes for fiscal 2025 (Note 10). Amounts may not correspond to the values actually realized.

L3HARRIS 2026 PROXY STATEMENT   51

COMPENSATION TABLES OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR END TABLE

OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR END TABLE

The following table provides information regarding outstanding unexercised stock options and unvested stock awards held by our named executive officers on January 2, 2026.

	Option Awards					Stock Awards
			Equity					Equity Incentive Plan Awards:
			Incentive						Market or
			Plan Awards:				Market	Number of	Payout Value
	Number of	Number of	Number of			Number	Value of	Unearned	of Unearned
	Securities	Securities	Securities			of Shares	Shares or	Shares, Units	Shares, Units
	Underlying	Underlying	Underlying			or Units	Units	or Other	or Other
	Unexercised	Unexercised	Unexercised	Option		of Stock	of Stock	Rights That	Rights That
	Options	Options	Unearned	Exercise	Option	That Have	That Have	Have Not	Have Not
Name/Grant	(#)	(#)	Options	Price	Expiration	Not Vested	Not Vested	Vested	Vested
Date	Exercisable(1)	Unexercisable(2)	(#)	($)	Date	(#)(3)	($)(4)	(#)(5)	($)(6)
Christopher Kubasik
8/1/2019	129,501	—	—	$204.85	8/1/2029	—	—	—	—
2/28/2020	74,297	—	—	$197.73	2/28/2030	—	—	—	—
2/26/2021	65,228	—	—	$181.91	2/26/2031	—	—	—	—
2/25/2022	53,222	—	—	$233.51	2/25/2032	—	—	—	—
2/24/2023	41,051	20,526	—	$210.15	2/24/2033	16,060	$4,889,949	—	—
2/23/2024	21,947	43,894	—	$214.45	2/23/2034	15,738	$4,791,906	62,952	$19,167,625
2/28/2025	—	72,028	—	$206.11	2/28/2035	17,194	$5,235,229	68,774	$20,940,308
Total	385,246	136,448				48,992	$14,917,084	131,726	$40,107,932
Kenneth Bedingfield
2/1/2024	—	45,000	—	$209.48	2/1/2034	—	—	—	—
2/23/2024	6,096	12,194	—	$214.45	2/23/2034	4,372	$1,331,187	17,488	$5,324,746
2/28/2025	—	22,866	—	$206.11	2/28/2035	5,459	$1,662,156	21,834	$6,648,016
Total	6,096	80,060				9,831	$2,993,343	39,322	$11,972,763
Samir Mehta
2/1/2023	—	13,707	—	$215.85	2/1/2033	10,811	$3,291,733	—	—
2/24/2023	7,754	3,878	—	$210.15	2/24/2033	3,034	$923,792	—	—
2/23/2024	4,227	8,454	—	$214.45	2/23/2034	3,032	$923,183	12,126	$3,692,124
2/28/2025	—	17,785	—	$206.11	2/28/2035	4,246	$1,292,822	16,982	$5,170,679
Total	11,981	43,824				21,123	$6,431,531	29,108	$8,862,804
Edward Zoiss
8/24/2018	9,012	—	—	$163.23	8/24/2028	—	—	—	—
8/1/2019	34,707	—	—	$204.85	8/1/2029	—	—	—	—
2/28/2020	11,598	—	—	$197.73	2/28/2030	—	—	—	—
2/26/2021	10,378	—	—	$181.91	2/26/2031	—	—	—	—
2/25/2022	10,182	—	—	$233.51	2/25/2032	—	—	—	—
2/24/2023	7,754	3,878	—	$210.15	2/24/2033	3,034	$923,792	—	—
2/23/2024	4,227	8,454	—	$214.45	2/23/2034	3,032	$923,183	12,126	$3,692,124
2/28/2025	—	14,228	—	$206.11	2/28/2035	3,397	$1,034,319	13,586	$4,136,665
Total	87,858	26,560				9,463	$2,881,294	25,712	$7,828,790
Jonathan Rambeau
11/1/2022	7,596	—	—	$241.15	11/1/2032	—	—	—	—
2/24/2023	7,754	3,878	—	$210.15	2/24/2033	3,034	$923,792	—	—
2/23/2024	4,227	8,454	—	$214.45	2/23/2034	3,032	$923,183	12,126	$3,692,124
2/28/2025	—	14,228	—	$206.11	2/28/2035	3,397	$1,034,319	13,586	$4,136,665
Total	19,577	26,560				9,463	$2,881,294	25,712	$7,828,790

(1)	All options granted are nonqualified stock options. The exercise price for all stock options is the closing market price of our common stock on the grant date.

52   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION TABLES OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR END TABLE

(2)	The following table details the regular vesting schedule for all unvested stock options as of January 2, 2026 for each named executive officer. In general, options expire 10 years from the grant date.

			Number of Shares
Name	Grant Date	Option Vesting Date	Underlying Options
Christopher Kubasik	2/24/2023	2/24/2026	20,526
	2/23/2024	2/23/2026	21,947
		2/23/2027	21,947
	2/28/2025	2/28/2026	24,009
		2/28/2027	24,009
		2/28/2028	24,010
Kenneth Bedingfield	2/1/2024	2/1/2027	45,000
	2/23/2024	2/23/2026	6,097
		2/23/2027	6,097
	2/28/2025	2/28/2026	7,622
		2/28/2027	7,622
		2/28/2028	7,622
Samir Mehta	2/1/2023	2/1/2026	13,707
	2/24/2023	2/24/2026	3,878
	2/23/2024	2/23/2026	4,227
		2/23/2027	4,227
	2/28/2025	2/28/2026	5,928
		2/28/2027	5,928
		2/28/2028	5,929
Edward Zoiss	2/24/2023	2/24/2026	3,878
	2/23/2024	2/23/2026	4,227
		2/23/2027	4,227
	2/28/2025	2/28/2026	4,742
		2/28/2027	4,743
		2/28/2028	4,743
Jonathan Rambeau	2/24/2023	2/24/2026	3,878
	2/23/2024	2/23/2026	4,227
		2/23/2027	4,227
	2/28/2025	2/28/2026	4,742
		2/28/2027	4,743
		2/28/2028	4,743

(3)	The restricted stock units granted on February 28, 2025 vest on February 28, 2028; February 23, 2024 vest on February 23, 2027; on February 24, 2023 vested on February 24, 2026. Mr. Mehta’s restricted stock units granted on February 1, 2023 were granted in connection with the Mehta Offer Letter Agreement; 6,950 of such restricted stock units vested one-half on February 1, 2026 and one-half will vest on February 1, 2028, and 3,861 of such restricted stock units vested February 1, 2026.
(4)	The market value shown was determined by multiplying the number of restricted stock units that had not vested by the $304.48 closing market price per share of our common stock on January 2, 2026, the last trading day of our fiscal 2025.
(5)	The performance share units granted in fiscal 2024 are for the fiscal 2024-2026 performance period. The performance share units granted in fiscal 2025 are for the fiscal 2025-2027 performance period. The numbers of performance share units and related values as of January 2, 2026 represent payouts at maximum, rather than payouts at target, in accordance with SEC rules requiring reporting of these amounts in this manner because our performance exceeded target during the last completed fiscal year or years over which performance is measured. For fiscal 2025-2027 and fiscal 2024-2026 performance period awards, actual performance will cause the number of shares that are earned to range from 0% to a maximum of 200% of the target number of performance share units based on the extent of weighted achievement of targets for the performance period. Fiscal 2024-2026 awards are subject to possible adjustment based on our adjusted segment operating margin.
(6)	The market value shown was determined by multiplying the number of unearned and unvested performance share units (at maximum for the fiscal 2025-2027 fiscal and fiscal 2024-2026 cycle awards) by the $304.48 closing market price on January 2, 2026, the last trading day of fiscal 2025.

L3HARRIS 2026 PROXY STATEMENT   53

COMPENSATION TABLES Option exercises and stock vested in fiscal 2025/nonqualified deferred compensation

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2025 TABLE

The following table provides information for our named executive officers regarding (1) stock option exercises during fiscal 2025 and (2) vesting of stock awards during or in respect of fiscal 2025.

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)(1)	($)(1)	(#)(2)	($)(2)
Christopher Kubasik	244,582	29,504,261	60,558	17,201,120
Kenneth Bedingfield	—	—	—	—
Samir Mehta	—	—	12,976	3,593,906
Edward Zoiss	—	—	11,471	3,255,889
Jonathan Rambeau	—	—	13,262	3,974,233

(1)	Value realized on exercise of stock options was determined by multiplying the number of options exercised by the difference between the weighted average sale price of the shares of our common stock sold on the date of exercise and the exercise price, irrespective of any taxes owed upon exercise.
(2)	Consists of shares earned and acquired on vesting of performance share unit awards and restricted stock unit awards, with value realized on vesting of performance share unit awards granted in fiscal 2023 determined by multiplying the number of shares earned and vested by the $304.48 closing market price on January 2, 2026, the last trading day of our fiscal 2025, and with value realized on vesting of restricted stock unit awards determined by multiplying the number of shares acquired on vesting by the closing market price of our common stock on the vesting dates (January 31, 2025: $212.01; February 25, 2025: $203.97; October 31, 2025: $289.10). The number of shares acquired and value realized on vesting, however, have not been reduced to reflect shares surrendered to cover tax withholding obligations.

NONQUALIFIED DEFERRED COMPENSATION

Retirement Savings Plan

Our RSP is a tax-qualified, 401(k) defined contribution retirement plan available to most of our U.S.-based employees, including our named executive officers. Under our RSP, subject to applicable limits under the Internal Revenue Code, participants generally may contribute up to 70% of eligible compensation, the most significant components of which are base salary and AIP payments. In general, following one year of service, we match up to the first 6% of eligible compensation that is contributed by a participant. The Internal Revenue Code limits certain contributions to a participant’s RSP account and also limits the amount of compensation that may be considered when determining benefits under our RSP.

Participants in our RSP are immediately vested in contributions they make and are fully vested in the remainder of their account (including contributions we make) on or after the attainment of age 55 or due to their disability or death. In general, participants also become fully vested in the remainder of their account after three years of employment with us (contributions we make generally are subject to three-year graduated vesting).

Excess Retirement Savings Plan

To the extent contributions by participants to our RSP are limited by the Internal Revenue Code, certain of our salaried employees, including our named executive officers, are eligible to participate in our ERSP. The ERSP is an unfunded, nonqualified defined contribution retirement plan intended to make up the difference between the amount actually credited to a participant’s account under our RSP and the amount that, in the absence of certain Internal Revenue Code limits, would have been credited to the participant’s account.

In addition, our Compensation Committee may, at its discretion, provide for the deferral of other compensation to executive officers under our ERSP, including equity awards.

The value of our contributions credited to our named executive officers’ accounts under our RSP and ERSP is shown in the Fiscal 2025 Summary Compensation Table on page 48 under the “All Other Compensation” column and related notes.

Deferred compensation under our ERSP generally will be paid or commence being paid to a participant in January of the calendar year following the year in which such participant reaches age 55, or the year in which such participant’s employment terminates, whichever is later. Participants select the form in which payment will be made, typically a lump sum or annual payments over a period of 3, 5, 7, 10 or 15 years. Deferred amounts generally may not be withdrawn prior to their payment date, except in the event of a change in control of the Company that satisfies certain requirements of U.S. Federal tax law. Payments to “specified employees,” as defined under U.S. Federal tax law, are delayed at least six months after termination of employment (this six-month delay generally does not apply to amounts deferred prior to 2005).

The vesting provisions of our ERSP are generally the same as the vesting provisions of our RSP. Participants in our ERSP are immediately vested in contributions they make and are fully vested in the remainder of their account upon termination of employment on or after the attainment of age 55 or due to their disability or death. Participants also generally become fully vested in the remainder of their account after three years of employment with us (contributions we make generally are subject to three-year graduated vesting).

54   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION TABLES NONQUALIFIED DEFERRED COMPENSATION

Earnings on amounts credited to a participant’s account in our ERSP are based on participant selections among investment choices, which substantially mirror the investment choices available under our RSP. Participants may elect that a portion of their account be deemed invested in the Company stock fund, and such amounts are credited with dividend equivalents equal to the dividends paid on our common stock, which are then deemed reinvested in the Company stock fund. No above-market or preferential earnings are paid or guaranteed on investment choices.

Amounts credited to a participant’s account in our ERSP may be partially or fully funded by a grantor trust, also known as a “rabbi trust,” and are required to be fully funded upon a change in control of the Company. The assets in such trust are subject to the claims of our creditors, and participants are treated as our unsecured general creditors.

Fiscal 2025 Nonqualified Deferred Compensation Table

The following table summarizes the amounts credited under our ERSP for our named executive officers, as well as earnings or losses and account balances under our ERSP. For additional information related to our ERSP, see the “Non-qualified Supplemental Plans” section of this proxy statement beginning on page 41.

	Executive	Registrant	Aggregate		Aggregate
	Contributions	Contributions	Earnings	Aggregate	Balance
	in Last	in Last	in Last	Withdrawals/	at Last
	Fiscal Year	Fiscal Year	Fiscal Year	Distributions	Fiscal Year End
Name	($)(1)	($)(2)	($)(3)	($)	($)(4)
Christopher Kubasik	523,650	329,792	757,923	0	5,309,539
Kenneth Bedingfield	115,153	105,840	59,111	0	325,845
Samir Mehta	189,904	93,292	91,621	0	619,443
Edward Zoiss	335,308	89,181	893,222	0	4,706,981
Jonathan Rambeau	100,696	85,454	67,400	0	425,718

(1)	Represents contributions to our ERSP of base salary, annual cash incentives or other eligible compensation that have been deferred and credited during fiscal 2025. The portion representing deferral of base salary is included in the Fiscal 2025 Summary Compensation Table on page 48 in the “Salary” column for fiscal 2025. The portion representing deferral of annual cash incentives relates to deferred AIP payments in fiscal 2025 in respect of fiscal 2024 performance, the amount of which is included in the Fiscal 2025 Summary Compensation Table on page 48 in the “Non-Equity Incentive Plan Compensation” column for fiscal 2024. Any contributions by our named executive officers to our ERSP of deferred AIP payments in respect of our fiscal 2025 performance will be contributions in our fiscal 2026 ending January 1, 2027.
(2)	Represents contributions by us to our ERSP credited during fiscal 2025, which are included in the 2025 Fiscal Summary Compensation Table on page 48 in the “All Other Compensation” column.
(3)	None of the earnings in this column are included in the Fiscal 2025 Summary Compensation Table on page 48 because no preferential or above-market amounts are paid on balances in our ERSP.
(4)	Represents the sum of total contributions (by both the executive and the Company) and the aggregate earnings or losses on contributions, less withdrawals for all fiscal years through and inclusive of fiscal 2025. In addition to the amounts in the columns to the left in this table, also includes the following aggregate contributions for fiscal 2024 and fiscal 2023, which are included as part of the amounts reported in the “Salary,” “Non-Equity Incentive Plan Compensation” and “All Other Compensation” columns for fiscal 2024 and fiscal 2023 in the 2025 Fiscal Summary Compensation Table on page 48 Mr. Kubasik — $1,340,709; Mr. Bedingfield — $44,985; Mr. Zoiss — $761,697; and Mr. Rambeau — $152,461.

L3HARRIS 2026 PROXY STATEMENT   55

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

This section sets forth information regarding compensation and benefits that each of our named executive officers would receive in the event of termination of employment of such named executive officer under several different circumstances.

SEVERANCE PAY PLAN

Like other regular, full-time employees of L3Harris, our named executive officers are generally eligible for benefits under our Severance Pay Plan, which became effective March 1, 2020. Upon an involuntary termination of employment by us without cause, the Severance Pay Plan provides for severance benefits, subject to a waiver and release, including the following severance benefits for employees at the officer level (including executive officers):

>	a lump sum cash payment equal to the participant’s annual base pay (as determined under the Severance Pay Plan) and annual bonus at target; and
>	12 months of COBRA coverage at active employee rates.

However, individuals are not eligible for severance benefits under the Severance Pay Plan in circumstances where they are entitled to severance payments under a different arrangement (including change in control severance payments under our CIC Severance Plan (as described below). As a result of the Kubasik Letter Agreement, benefits are not currently available to Mr. Kubasik under the Severance Pay Plan.

EXECUTIVE CHANGE IN CONTROL SEVERANCE ARRANGEMENTS

Our executive change in control severance arrangements reflect sound practices because they:

>	Do not provide for a tax gross-up of excise taxes;
>	Do provide for a “best net after-tax” payment approach that reduces payments and benefits to an executive if the reduction would result in the executive receiving higher payments and benefits on a net after-tax basis; and
>	Do provide that we will reimburse the executive for any legal fees and costs with respect to any dispute arising under the arrangement.

L3Harris Executive Change in Control Severance Plan

Our CIC Severance Plan, effective on March 1, 2020 and amended on July 21, 2023, includes a “double trigger,” meaning that participants can receive benefits only if there is both a change in control and a qualifying termination of their employment within the two-year period following the change in control.

Our Board believes that the CIC Severance Plan will align the interests of our executives and shareholders during the period of an actual or rumored change in control and is necessary in some cases to attract and retain executives. The plan is designed to preserve the focus and productivity of our executives, avoid disruption and prevent attrition during periods of uncertainty. Our Board also believes that the plan facilitates objective assessment of potential transactions that may be in our shareholders’ best interests but could negatively affect an executive’s employment prospects.

All L3Harris officers and certain other executives participate in the CIC Severance Plan.

Under the CIC Severance Plan, if a participant’s employment is terminated by us without “cause” or by the participant for “good reason” (such as a material adverse change in compensation or job responsibilities or location) during the two-year period following a change in control (a “Qualifying Termination”), we will provide to the participant, subject to execution of a release of claims, the following severance benefits:

>	a lump sum cash payment equal to a multiple (2x in the case of employees at the officer level, including executive officers, and 3x for our CEO) of the participant’s base salary and target bonus;
>	a lump sum cash payment equal to the participant’s pro-rata target bonus;
>	continued participation in our group medical, dental and vision plans for the number of years equal to the applicable severance multiple; and
>	if immediately prior to the date of termination or change in control, the participant is eligible for professional finance and tax planning assistance services offered by us, continued participation in such services for the balance of the calendar year in which the termination occurs and the calendar year thereafter.

Agreements, Plans and Programs Providing for Potential Termination Benefits

As a general matter, most of our employees are “employees at-will” and only eligible for benefits under our Severance Pay Plan or our CIC Severance Plan. However, the Kubasik Letter Agreement and the Mehta Offer Letter Agreement provide for benefits in excess of what each of Mr. Kubasik and Mr. Mehta would be entitled to under our Severance Pay Plan, in each case as described under the “Employment Agreements” heading in the Compensation Discussion and Analysis section of this proxy statement beginning on page 41.

56   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Potential Payments Under Various Circumstances

Termination for cause. A named executive officer whose employment is terminated by us for cause is not entitled to any compensation or benefits other than those generally paid to all of our salaried employees upon termination of employment. In addition, as discussed in “Other Practices and Policies — Clawback” in the “Compensation Discussion and Analysis” section of this proxy statement, we are required to recover any excess incentive-based compensation from current or former executive officers subject to Section 16, including each of our named executive officers, following a restatement of financial information that affects a financial measure used to determine incentive-based compensation, and, separately, we may be entitled to recover all or a portion of a named executive officer’s performance-based compensation if our financial statements are restated as a result of errors, omissions or fraud. AIP awards, vested and unvested options, performance share units and restricted stock units are automatically forfeited following a termination for cause or misconduct.

Involuntary termination without cause (unless retirement eligible). In the case of termination of employment by us without cause, each of our named executive officers are entitled to compensation or benefits under our Severance Pay Plan. Additionally, Mr. Mehta is entitled to accelerated vesting of certain equity awards under the Mehta Offer Letter Agreement, as described under the “Employment Agreements” heading in the “Compensation Discussion and Analysis” section of this proxy statement beginning on page 41.

Under our AIP, following an involuntary termination by us without cause, if the executive was employed a minimum of 180 days during the fiscal year, AIP awards are paid pro-rata based on the period worked during such fiscal year, with payment made after the fiscal year end based on our performance.

Except as otherwise provided for Mr. Kubasik and Mr. Mehta, as described under the “Employment Agreements” heading in the “Compensation Discussion and Analysis” section of this proxy statement beginning on page 41, under our Equity Incentive Plans, upon an involuntary termination by us other than for cause or misconduct (and assuming not within 2 years following a future change in control):

>	Unvested options are forfeited;
>	Vested options may be exercised for up to 90 days following such termination but not later than the regularly scheduled expiration date;
>	Vested performance stock options granted in our six-month fiscal transition period of June 29, 2019 through January 3, 2020 (“Fiscal Transition Period”) may be exercised until the regularly scheduled expiration date;
>	Unvested performance share units are forfeited, although a pro-rata portion (based on the period worked during the performance period) will remain outstanding and eligible to be earned based on attainment of applicable performance targets, subject to a minimum one-year vesting period; and
>	Unvested restricted stock units vest pro-rata based on the period worked during the restriction period, subject to a minimum one-year vesting period, with the vested portion generally paid out as soon as practicable and the unvested portion forfeited.

Voluntary termination/resignation (other than for good reason or retirement eligible). In the case of voluntary termination or resignation of employment by a named executive officer (other than for good reason or due to retirement):

>	The named executive officer is not entitled to any compensation or benefits other than those generally paid to all of our salaried employees upon any termination of employment;
>	AIP awards, unvested stock options, unvested performance share units, unvested restricted stock units are automatically forfeited;
>	Vested options, as well as vested performance stock options, in each case granted prior to the Merger may be exercised for up to 30 days following such termination or resignation but not later than the regularly scheduled expiration date; and
>	Vested options, as well as vested performance stock options, in each case granted after the Merger may be exercised for up to 90 days following such termination or resignation but not later than the regularly scheduled expiration date.

Voluntary resignation (for good reason). Except as otherwise provided for Mr. Mehta under the Mehta Offer Letter Agreement or Mr. Kubasik under the Kubasik Letter Agreement, each as described under the “Employment Agreements” heading in the “Compensation Discussion and Analysis” section of this proxy statement beginning on page 41, under our Equity Incentive Plans, upon a voluntary resignation for good reason by an executive officer (not within two years after a future change in control), the same equity treatment applies as described above in the case of voluntary resignation other than for good reason, except vested performance stock options granted in our Fiscal Transition Period may be exercised until the regularly scheduled expiration date.

L3HARRIS 2026 PROXY STATEMENT   57

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Death or disability. If a named executive officer dies while employed with us, the individual’s beneficiaries are eligible for benefits under the death benefit programs generally available to many of our U.S.-based employees, including basic group life insurance (paid by us) and supplemental group life insurance (if it was elected and paid for by the executive). If a named executive officer’s employment is terminated as a result of disability, the executive is eligible for benefits under the disability programs generally available to many of our U.S.-based employees, which include a long-term disability income benefit and, in most cases, continuation of health and survivor and accident life insurance coverage applicable to active employees for specified periods, while disabled. In addition, upon death or disability:

>	Account balances in our RSP and ERSP become fully vested;
>	If the executive was employed for a minimum of 180 days during the fiscal year, AIP awards are paid pro-rata based on the period worked during such fiscal year, with payment made after the fiscal year end based on our performance;
>	Unvested options immediately fully vest;
>	Vested options, as well as vested performance stock options, granted prior to the Merger may be exercised, in the case of death, for up to 12 months following the date of death but not later than the regularly scheduled expiration date (by the beneficiaries), and in the case of disability, until the regularly scheduled expiration date;
>	Vested options, as well as vested performance stock options, granted after the Merger may be exercised for up to 12 months following the date of death (by the beneficiaries) or disability but not later than the regularly scheduled expiration date;
>	A pro-rata portion of the number of unvested performance share units immediately vest at target and are paid out as soon as administratively practicable following death and, in the case of disability, generally following expiration of the service period but may be paid out earlier in certain circumstances; and
>	Unvested restricted stock units immediately fully vest and are paid out as soon as administratively practicable.

Retirement. As of January 2, 2026, all of our named executive officers who were serving as executive officers were eligible to participate in, and remain fully vested in, our RSP and ERSP. Additionally, each of Mr. Kubasik and Mr. Zoiss was retirement-eligible for certain awards under our Equity Incentive Plans. If a retirement eligible named executive officer’s employment is terminated as a result of retirement such named executive officer would receive retirement benefits generally available to our retirement-eligible salaried employees, including:

>	Account balances in our RSP and ERSP become fully vested;
>	If the executive was employed a minimum of 180 days during the fiscal year, AIP awards are paid pro-rata based on the period worked during such fiscal year, with payment made after the fiscal year end based on our performance;
>	After age 55 with ten or more years of full-time service, the named executive officer’s vested options and vested performance stock options, in each case granted through our Fiscal Transition Period, may be exercised until the regularly scheduled expiration date;
>	After age 60 with five or more years of full-time service and satisfaction of certain advance notice and other criteria, the named executive officer’s vested options granted after our Fiscal Transition Period may be exercised until the regularly scheduled expiration date, and after age 65 with 10 or more years of full-time service and satisfaction of certain advance notice and other criteria, unvested options will continue to vest;
>	Unvested performance share units are forfeited, with two exceptions: (i) after age 60 with five or more years of full-time service and satisfaction of certain advance notice and other criteria, and subject to a minimum one-year vesting period, a pro-rata portion of performance share units (based on the period worked during the performance period) will remain outstanding and eligible to be earned based on attainment of applicable performance targets; and (ii) after age 65 with 10 or more years of full-time service and satisfaction of certain advance notice and other criteria, and subject to a minimum one-year vesting period, performance share units will continue to be eligible to be earned based on attainment of applicable performance targets; and
>	Unvested restricted stock units are forfeited, with two exceptions: (i) after age 60 with five or more years of full-time service and satisfaction of certain advance notice and other criteria, and subject to a minimum one-year vesting period, unvested restricted stock units vest pro-rata based on the period worked during the restriction period, with the vested portion generally paid out as soon as practicable; and (ii) after age 65 with 10 or more years of full-time service and satisfaction of certain advance notice and other criteria, and subject to a minimum one-year vesting period, restricted stock units will continue to be eligible to vest.

Change in control. Upon a future change in control:

>	Whether or not a termination occurs, annual cash incentive compensation awards under our AIP are fully earned and paid out promptly following the change in control or, in certain instances, following the end of the fiscal year, in each case at not less than the target level;
>	If the “double trigger” Qualifying Termination of employment also occurs, unvested options immediately vest and may be exercised until the regularly scheduled expiration date;
>	Unvested performance share units are deemed fully earned at not less than the target level and will vest and be paid out as soon as administratively practicable following expiration of the service period, subject to accelerated vesting and payout if the “double trigger” Qualifying Termination of employment or certain other employment terminations also occur and to forfeiture in certain other types of terminations; and
>	If the “double trigger” Qualifying Termination of employment also occurs, unvested restricted stock units immediately fully vest and will be paid out as soon as administratively practicable.

58   L3HARRIS 2026 PROXY STATEMENT

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Tables of Potential Payments Upon Termination or Change in Control

The following tables show estimates of the incremental compensation and benefits our named executive officers who are currently serving as executive officers would receive in a hypothetical termination as of January 2, 2026 (as described in more detail below) under various circumstances. The actual amounts to be paid would be determinable only at the time of a termination of employment or a future change in control. Mr. Rambeau is not included because he voluntarily resigned the Company on March 16, 2026. All of Mr. Rambeau’s outstanding unvested awards were forfeited upon his departure, and he is not entitled to any other severance benefits.

The estimated amounts in the tables also are based on the following:

>	The assumption that the hypothetical termination event occurred as of January 2, 2026, the last day of fiscal 2025, and that the value of our common stock was $304.48 per share based on the closing market price on January 2, 2026;
>	The applicable provisions in the agreements and other arrangements between the named executive officer and us in effect as of January 2, 2026, which are summarized beginning on page 41;
>	Cash severance includes multiples of salary and AIP, but does not include paid or unpaid salary or AIP or cash incentives earned for service through the end of fiscal 2025;
>	The value of any options that were vested prior to January 2, 2026 is not included;
>	The assumption that all unvested, in-the-money options that were not automatically forfeited on January 2, 2026 and that were entitled to vesting on such day vested and were exercised on such day;
>	The hypothetical termination as of January 2, 2026 would qualify as continuous employment through the expiration of the first fiscal year of the performance period for performance share units;
>	The value of accelerated restricted stock units includes the dollar value of dividend equivalents paid in cash with respect to such accelerated restricted stock units;
>	The value of accelerated performance share units is based on the target number of performance share units previously granted and includes the dollar value of dividend equivalents paid in cash with respect to such accelerated performance share units;
>	Payment of any aggregate balance shown in the Fiscal 2025 Nonqualified Deferred Compensation Table on page 55 is excluded;
>	The estimated value of continuation of health and welfare benefits and perquisites is included, where applicable;
>	The “Other Benefits” line includes, as applicable, $22,940 for financial planning services from a designated third-party provider and $21,375 for outplacement services; and
>	With respect to a named executive officer over the age of 60 and who has completed at least five years of full-time service (as of January 2, 2026, Mr. Kubasik and Mr. Zoiss) and who provides a written six month notice for equity awards granted in fiscal 2023, fiscal 2024 or fiscal 2025, a termination of such executive’s employment with us that is within such executive’s control would be expected to be designated as retirement, as opposed to voluntary termination (resignation) or termination by such executive for good reason.

Christopher Kubasik

									Termination by
									L3Harris without
			Termination by	Involuntary					Cause/by Executive
	Termination	Voluntary	Executive for	Termination				Change in	for Good Reason
Executive Benefits	by L3Harris	Termination/	Constructive	by L3Harris				Control without	Following a
and Payment	for Cause	Resignation	Termination	without Cause	Death	Disability	Retirement	Termination	Change in Control
Cash Severance	$-	$-	$9,300,000	$9,300,000	$-	$-	$-	$-	$13,950,000

Value of Accelerated Vesting of Unvested Options	$-	$-	$9,038,354	$9,038,354	$12,973,389	$12,973,389	$-	$-	$12,973,389

Value of Accelerated Vesting of Unvested Restricted Stock Units	$-	$-	$5,319,880	$10,187,330	$15,373,022	$15,373,022	$7,928,199	$-	$15,373,022

Value of Accelerated Vesting of Unvested Performance Share Units	$-	$-	$10,140,627	$10,140,627	$10,140,627	$10,140,627	$10,140,627	$-	$20,516,157

Health and Welfare Benefits	$-	$-	$26,140	$26,140	$-	$-	$-	$-	$39,210

Other Benefits	$-	$-	$44,315	$44,315	$22,940	$22,940	$-	$-	$44,315

TOTAL	$-	$-	$33,869,316	$38,736,766	$38,509,977	$38,509,977	$18,068,825	$-	$62,896,093

L3HARRIS 2026 PROXY STATEMENT   59

COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Kenneth Bedingfield

								Termination by
								L3Harris without
			Termination by	Involuntary				Cause/by Executive
	Termination	Voluntary	Executive for	Termination			Change in	for Good Reason
Executive Benefits	by L3Harris	Termination/	Constructive	by L3Harris			Control without	Following a
and Payment	for Cause	Resignation	Termination	without Cause	Death	Disability	Termination	Change in Control
Cash Severance	$-	$-	$-	$1,900,000	$-	$-	$-	$3,800,000

Value of Accelerated Vesting of Unvested Options	$-	$-	$-	$-	$7,622,154	$7,622,154	$-	$7,622,154

Value of Accelerated Vesting of Unvested Restricted Stock Units	$-	$-	$-	$850,273	$3,060,818	$3,060,818	$-	$3,060,818

Value of Accelerated Vesting of Unvested Performance Share Units	$-	$-	$-	$2,957,322	$2,957,322	$2,957,322	$-	$6,121,326

Health and Welfare Benefits	$-	$-	$-	$18,546	$-	$-	$-	$37,091

Other Benefits	$-	$-	$-	$44,315	$22,940	$22,940	$-	$44,315

TOTAL	$-	$-	$-	$5,770,456	$13,663,234	$13,663,234	$-	$20,685,705

Samir Mehta

								Termination by
								L3Harris without
			Termination by	Involuntary				Cause/by Executive
	Termination	Voluntary	Executive for	Termination			Change in	for Good Reason
Executive Benefits	by L3Harris	Termination/	Constructive	by L3Harris			Control without	Following a
and Payment	for Cause	Resignation	Termination	without Cause	Death	Disability	Termination	Change in Control
Cash Severance	$-	$-	$-	$1,650,000	$-	$-	$-	$3,300,000

Value of Accelerated Vesting of Unvested Options	$-	$-	$1,214,851	$1,214,851	$4,091,287	$4,091,287	$-	$4,091,287

Value of Accelerated Vesting of Unvested Restricted Stock Units	$-	$-	$3,443,087	$4,952,297	$6,674,364	$6,674,364	$-	$6,674,364

Value of Accelerated Vesting of Unvested Performance Share Units	$-	$-	$-	$2,145,292	$2,145,292	$2,145,292	$-	$4,529,393

Health and Welfare Benefits	$-	$-	$-	$18,567	$-	$-	$-	$37,133

Other Benefits	$-	$-	$-	$44,315	$22,940	$22,940	$-	$44,315

TOTAL	$-	$-	$4,657,939	$10,025,322	$12,933,883	$12,933,883	$-	$18,676,493

Edward Zoiss

									Termination by
									L3Harris without
			Termination by	Involuntary					Cause/by Executive
	Termination	Voluntary	Executive for	Termination				Change in	for Good Reason
Executive Benefits	by L3Harris	Termination/	Constructive	by L3Harris				Control without	Following a
and Payment	for Cause	Resignation	Termination	without Cause	Death	Disability	Retirement	Termination	Change in Control
Cash Severance	$-	$-	$-	$1,550,000	$-	$-	$-	$-	$3,100,000

Value of Accelerated Vesting of Unvested Options	$-	$-	$-	$-	$2,526,534	$2,526,534	$-	$-	$2,526,534

Value of Accelerated Vesting of Unvested Restricted Stock Units	$-	$-	$-	$1,509,210	$2,968,698	$2,968,698	$1,509,210	$-	$2,968,698

Value of Accelerated Vesting of Unvested Performance Share Units	$-	$-	$-	$1,970,721	$1,970,721	$1,970,721	$1,970,721	$-	$4,004,236

Health and Welfare Benefits	$-	$-	$-	$17,378	$-	$-	$-	$-	$34,757

Other Benefits	$-	$-	$-	$44,315	$22,940	$22,940	$-	$-	$44,315

TOTAL	$-	$-	$-	$5,091,624	$7,488,892	$7,488,892	$3,479,930	$-	$12,678,539

60   L3HARRIS 2026 PROXY STATEMENT

CEO PAY RATIO/PAY VERSUS PERFORMANCE

CEO PAY RATIO

We are required under Item 402(u) of Regulation S-K to calculate and disclose our “CEO pay ratio.” For purposes of the fiscal 2025 CEO pay ratio, the same median employee identified with respect to our fiscal year 2023 CEO pay ratio was used since there has not been a change in our employee population or employee compensation arrangements that would significantly change the pay ratio disclosure. We calculated such median employee’s total compensation of $111,832 for fiscal 2025 in the same manner we calculated our CEO’s total compensation of $25,617,590 for fiscal 2025, as reported in the “Total” column of the Fiscal 2025 Summary Compensation Table on page 48. Based on this information, for fiscal 2025, the pay ratio between our CEO and median employee was 229:1. The pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Because applicable SEC rules permit various methodologies, assumptions and exclusions, such pay ratio may not be comparable to pay ratios calculated and disclosed by other companies.

PAY VERSUS PERFORMANCE

Compensation Actually Paid Table

The table below shows compensation actually paid, as defined by the SEC in Item 402(v) of Regulation S-K (“Compensation Actually Paid” or “CAP”) for our executives and our financial performance for the years shown in the table. For purposes of this discussion, our CEO is also referred to as our principal executive officer or “PEO” and our other Named Executive Officers are referred to as our “Non-PEO NEOs”:

										(Company
					Average		Value of Initial Fixed			Selected
					Summary	Average	$100 Investment			Measure)
	Summary	Summary	Compensation		Compensation	Compensation	Based On:			Adjusted
	Compensation	Compensation	Actually	Compensation	Table Total Paid	Actually Paid to		Peer	Net	Free
	Table Total for	Table Total for	Paid to	Actually Paid to	to non-PEO	non-PEO		Group	Income	Cash Flow
Year	Mr. Kubasik(1),(2)	Mr. Brown(1),(2)	Mr. Kubasik(1),(3)	Mr. Brown(1),(3)	NEOs(2)	NEOs(3)	TSR(4)	TSR(5)	(in millions)(6)	(in millions)(7)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
2025	$25,617,590	n/a	$59,464,701	n/a	$5,882,317	$14,093,419	$178.36	$237.57	$1,606	$2,814
2024	$20,839,223	n/a	$17,503,180	n/a	$5,440,525	$4,997,641	$110.28	$131.38	$1,512	$2,319
2023	$19,824,247	n/a	$19,039,757	n/a	$5,225,867	$4,048,392	$108.52	$114.66	$1,198	$2,029
2022	$16,714,229	n/a	$21,278,977	n/a	$5,008,120	$5,096,945	$104.68	$107.39	$1,061	$2,029
2021	$15,697,749	$15,707,755	$23,168,382	$22,994,342	$3,232,194	$4,708,200	$105.19	$91.50	$1,842	$2,746

(1)	Mr. Kubasik became CEO of L3Harris and its principal executive officer on June 29, 2021, at which point, our former CEO, William M. Brown transitioned to the role of Executive Chair. Following Mr. Brown’s transition to Executive Chair, Mr. Brown remained a named executive officer during such fiscal year, but was no longer the CEO of L3Harris. Mr. Brown retired on June 29, 2022.
(2)	Amounts reflect Summary Compensation Table Total Pay for our PEOs and non-PEO NEOs for each corresponding year.
(3)	The CAP calculation includes the end-of-year value of awards granted within the fiscal year, the change in fair value from prior year end of vested awards and the change in the fair value of unvested awards granted in prior years, regardless of if, when, or at which intrinsic value they will actually vest. To calculate CAP for fiscal 2025 the following amounts were deducted from and added to the total compensation number shown in the Fiscal 2025 Summary Compensation Table on page 48:

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid	Fiscal 2025 (For PEO)	Fiscal 2025 (Average For Non-PEO NEOs)
Summary Compensation Table Total	$25,617,590	$5,882,317
(Minus): Grant Date Fair Value of Equity Awards Granted in the Fiscal Year	$(14,572,479)	$(3,495,578)
(Minus): Change in Pension Value	$0	$0
Plus: Pension Service Cost and Associated Prior Service Cost	$0	$0
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	$27,135,437	$6,509,071
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$13,218,800	$3,834,063
Plus: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	$0	$0
Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	$7,648,188	$1,256,300
(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	$0	$0
Plus: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	$417,165	$107,246
Compensation Actually Paid	$59,464,701	$14,093,419

For purposes of the above adjustments, the fair value of equity awards on the applicable date were determined in accordance with ASC 718, using assumptions that are generally consistent with those used to determine the grant-date fair value set forth in the Notes.

The assumptions used in calculating the fair value of the equity awards did not differ in any material respect from the assumptions used to calculate the grant date fair value of the awards as reported in the Summary Compensation Table, except that the fair value calculations of (i) the options granted on or between February 25, 2022 and February 28, 2025 used an estimated term between 2.0 years and 4.0 years in fiscal 2025, whereas the grant date fair values of such awards used an estimated term of 5.0 years, and (ii) the performance share unit awards granted in 2024 and 2025 assumed a payout above target in fiscal 2025, in each case as compared to the grant date fair value calculations which assumed a payout at target.

L3HARRIS 2026 PROXY STATEMENT   61

PAY VERSUS PERFORMANCE

(4)	TSR represents the cumulative return on a fixed investment of $100 in the Company’s common stock, for the period beginning on the last trading day of fiscal year through the end of the applicable fiscal year, assuming reinvestment of dividends.
(5)	Peer Group TSR represents the cumulative return on a fixed investment of $100 in the S&P 500 Aerospace and Defense Industry Index for the period beginning on the last trading day of fiscal year through the end of the applicable fiscal year, assuming reinvestment of dividends.
(6)	The dollar amounts reported represent net income reflected in the Company’s audited financial statements in our Annual Reports on Form 10-K for the applicable year.
(7)	The Company has chosen adjusted free cash flow as its Company-Selected Measure in the Compensation Actually Paid Table, as this was a key financial performance measure in setting pay-for-performance compensation in the 2025 fiscal year. See Appendix A for reconciliations of GAAP to non-GAAP financial measures.

62   L3HARRIS 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE

Unranked List of the Most Important Financial Performance Measures Used to Link Compensation Actually Paid for Fiscal 2025 to Company Performance

The table below provides an unranked list of the most important financial performance measures used by us to link Compensation Actually Paid for fiscal 2025 to our performance. Each of these financial performance measures is described in detail under the “Annual Cash Incentive” and “Long-term Incentives” headings in the “Compensation Discussion and Analysis” section.

Most Important Financial Performance Measures
Adjusted Free Cash Flow
(Company-Selected Measure)
3-year Cumulative EPS
3-year Average ROIC

TSR: Company vs. Peer Group*

The following chart illustrates the relationship between our TSR against the TSR of our industry peer group.

*100 invested on January 1, 2021 in common stock, including reinvestment of dividends

CAP vs. TSR

The following chart illustrates the relationship between PEO CAP and the average Non-PEO NEO CAP against our TSR.

L3HARRIS 2026 PROXY STATEMENT   63

PAY VERSUS PERFORMANCE

CAP vs. Net Income

The following chart illustrates the relationship between PEO CAP and the average Non-PEO NEO against our net income.

CAP vs. Adjusted Free Cash Flow (Company-Selected Measure)

The following chart illustrates the relationship between PEO CAP and the average Non-PEO NEO CAP against our adjusted free cash flow. While stock price and overall performance (projected and actual) may have a greater impact on CAP  due to our compensation mix being primarily equity-based, our adjusted free cash flow has the greatest impact on our AIP payouts each year. The portion of CAP attributed to our AIP is consistent with our achievement against our adjusted free cash flow targets.

64   L3HARRIS 2026 PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE OF L3HARRIS

The role of the Audit Committee is, among other things more fully described in the committee’s written charter, to assist the Board in its oversight of:

>	the quality and integrity of L3Harris’ financial statements;
>	compliance with relevant legal and regulatory requirements;
>	internal control over financial reporting;
>	L3Harris’ independent registered public accounting firm’s qualifications and independence;
>	the performance of L3Harris’ internal audit function and independent auditors;
>	L3Harris’ ethics and business conduct program, including audit and investigation results thereunder; and
>	compliance with sound ethical business practices and the Company’s Code of Conduct.

L3Harris’ management is responsible for the preparation, presentation and integrity of L3Harris’ financial statements and the effectiveness of L3Harris’ system of internal control over financial reporting and disclosure controls and procedures. L3Harris’ independent registered public accounting firm, Ernst & Young LLP (“EY”), was responsible for auditing L3Harris’ consolidated financial statements and internal control over financial reporting for the fiscal year ended January 2, 2026 and expressing an opinion on the material conformity of those financial statements with GAAP and on the effectiveness of internal control over financial reporting. Representatives of EY attended all meetings of the Audit Committee during the fiscal year ended January 2, 2026. The Audit Committee met and held discussions with management, the head of Internal Audit and EY, and discussed with the internal auditors and EY the overall scope of, and plans for, their respective audits and the identification of audit risks. The Audit Committee also met with EY and the head of Internal Audit, Principal Accounting Officer and Chief Financial Officer, with and without management present, to discuss the results of their respective examinations, the reasonableness of significant judgments, the evaluations of L3Harris’ internal control over financial reporting and the overall quality of L3Harris’ financial reporting.

In the performance of its oversight functions, the Audit Committee has:

>	reviewed and discussed the audited financial statements with management and EY;
>	discussed with EY the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
>	received, reviewed and discussed the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding EY’s communications with the Audit Committee concerning independence, and discussed with EY its independence.

In reliance on the reports, reviews and discussions described in this Audit Committee Report, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in L3Harris’ Annual Report on Form 10-K for the fiscal year ended January 2, 2026, for filing with the SEC.

Sallie Bailey, Chair

Kirk Hachigian

Lewis Hay III

Edward Rice, Jr.

Christina Zamarro

The Report of the Audit Committee of L3Harris does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act or the Exchange Act, except to the extent specifically incorporated by reference therein.

L3HARRIS 2026 PROXY STATEMENT   65

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OUR BOARD UNANIMOUSLY RECOMMENDS VOTING FOR RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026.
>
Independent accounting firm with breadth of knowledge, support and expertise of accessible national office.
>
Significant industry and government contracting expertise.
>
Periodic mandated rotation of audit firm’s lead engagement partner.

Our Audit Committee has appointed EY to audit our books and accounts and internal control over financial reporting for the fiscal year ending January 1, 2027. Although shareholder ratification of this appointment is not required by law, our Board believes that obtaining it is a sound corporate governance practice. If our shareholders do not ratify the appointment of EY, our Audit Committee will reconsider whether to retain EY and may either do so or hire another firm without resubmitting the matter to shareholders for approval. We expect that a representative of EY will be present at the 2026 Annual Meeting to respond to appropriate questions from shareholders and to make a statement if the individual desires to do so.

As provided in our Audit Committee’s charter and as discussed above, our Audit Committee is responsible for directly appointing, compensating, retaining, terminating and overseeing our independent registered public accounting firm. Although we have a very long-standing relationship with EY, our Audit Committee frequently evaluates the independence and effectiveness of our independent registered public accounting firm and its personnel, as well as the cost and quality of its audit and audit-related services. Our Audit Committee retains the discretion at any time to appoint a different independent registered public accounting firm. In accordance with sound corporate governance practices and in order to ensure that our Audit Committee and our shareholders are receiving the best and most cost-effective audit services available, our Audit Committee periodically considers issuing a “request for proposal” to EY and other large nationally recognized accounting firms with regard to our audit engagement, which could result in a firm other than EY providing audit engagement services to us in later years.

66   L3HARRIS 2026 PROXY STATEMENT

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FEES PAID TO INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

EY served as our independent registered public accounting firm for fiscal 2025, which ended January 2, 2026 and fiscal 2024, which ended January 3, 2025. The following table presents fees for professional audit services and other services rendered by EY for fiscal 2025 and fiscal 2024:

	Fiscal 2025	Fiscal 2024
Audit Fees(1)	$19,138,930	$18,098,133
Audit-Related Fees(2)	$486,106	$850,872
Tax Fees(3)	$2,568,049	$3,090,547
All Other Fees(4)	$7,200	$7,200
Total	$22,200,285	$22,046,752

(1)	Audit fees included fees associated with the annual audit and the audit of internal control over financial reporting, as well as reviews of our quarterly reports on Form 10-Q, SEC registration statements and other filings, comfort letter procedures, accounting and reporting consultations audit procedures related to acquisitions, and statutory audits required internationally for certain of our subsidiaries.
(2)	Audit-related fees in fiscal 2025 and fiscal 2024 primarily related to audits of stand-alone financial statements of businesses within the consolidated group.
(3)	Tax fees for fiscal 2025 consisted of $2,071,485 related to tax compliance, including foreign return and domestic credit preparation and transfer pricing studies, and $496,564 related to tax planning and tax advisory services. Tax fees for fiscal 2024 consisted of $2,455,764, related to tax compliance, including return and domestic credit preparation and transfer pricing studies, and $634,783 related to tax planning and tax advisory services.
(4)	All other fees included access to EY Online content.

EY did not perform any professional services related to financial information systems design and implementation for us in fiscal 2025 or fiscal 2024.

Our Audit Committee has determined that the provision of the services described above is compatible with maintaining EY’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

Under our Audit Committee Pre-Approval Policy and Procedures, our Audit Committee must pre-approve all audit and non-audit services provided by our independent registered public accounting firm to ensure that the provision of such services does not impair the firm’s independence. The policy utilizes a framework of both general pre-approval for certain specified services and specific pre-approval for all other services.

Early in each fiscal year, our Audit Committee reviews and, as it deems appropriate, pre-approves the audit services and any audit-related services, tax services and other services to be performed by our independent registered public accounting firm, together with specific details regarding such services anticipated to be required for such fiscal year including, when available, estimated fees. Our Audit Committee periodically reviews the services provided to date and the actual fees against the estimates, and such fee amounts may be updated, to the extent appropriate, at meetings of our Audit Committee. Additional pre-approval is required before actual fees for any service can exceed the originally pre-approved amount. Our Audit Committee also may revise the list of pre-approved services and related fees from time to time. Our Audit Committee followed this same process for fiscal 2025, and all of the services described in the table above and related notes were pre-approved in accordance with this policy.

If we seek to engage our independent registered public accounting firm for other services that are not considered subject to general pre-approval as described above, then our Audit Committee must pre-approve such specific engagement as well as the estimated fees. Such engagement will be presented to our Audit Committee for pre-approval at its next meeting. If the timing of the project requires an expedited decision, then we may ask the Chair of our Audit Committee to pre-approve such engagement. Any such pre-approval by the Chair is then presented to our full Audit Committee for ratification at the next Audit Committee meeting. Additional pre-approval is required before any fees can exceed approved fees for any such specifically approved services.

L3HARRIS 2026 PROXY STATEMENT   67

PROPOSAL 4: SHAREHOLDER PROPOSAL

OUR BOARD UNANIMOUSLY RECOMMENDS VOTING AGAINST THE SHAREHOLDER PROPOSAL.
>
L3Harris shareholders already have a meaningful right to call special meetings, have been asked to vote on a shareholder action proposal before and the proposal didn’t succeed.
>
The proposal’s 10% threshold is inconsistent with market practice, as the majority of companies require a much higher threshold.
>
The proposal’s 10% threshold could give a small minority a disproportionate say in the Company’s direction.
>
Special meetings require substantial Company resources and management attention and should only be held if a significant percentage of shareholders believe such a meeting is warranted.
>
The one-year holding requirement protects against short-term interests.

The following shareholder proposal will be voted on at the 2026 Annual Meeting, if properly presented. This shareholder proposal contains a variety of assertions about L3Harris that we believe are incorrect. We have not attempted to refute all of the inaccuracies. In accordance with the applicable proxy statement regulations, the shareholder proposal is as follows:

SHAREHOLDER PROPOSAL

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, owner of 50 shares of our common stock, has advised us that he intends to present the following resolution at the 2026 Annual Meeting.

Proposal 4 — Improve Shareholder Ability to Call for a Special Shareholder Meeting

Shareholders ask our Board of Directors to take steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting or the owners of the lowest percentage of shareholders, as governed by state law, the power to call a special shareholder meeting. Such a special shareholder meeting can be an online shareholder meeting.

There shall be no discriminatory rule to mandate ownership of L3Harris shares for a specific period of time in order for shares to participate in calling for a special shareholder meeting. It is important to enable shareholders who recent purchased Company stock to call for a special shareholder meeting because those shareholders can be the shareholders who are most informed about the prospects of the Company since they recently did research on the Company that triggered their decision to purchase Company stock.

To guard against the L3Harris Board of Directors becoming complacent shareholders need the ability to call a special shareholder meeting to help the Board adopt new strategies when the need arises.

Shareholders may especially seek a less burdensome right to call for a special shareholder meeting at a company that scores so poorly in executive pay as L3Harris. L3Harris scored 10 for executive pay with 10 being the worse possible score. Plus 25% of L3Harris shares rejected executive pay in 2025. A 5% rejection is often the norm at well-performng companies.

68   L3HARRIS 2026 PROXY STATEMENT

PROPOSAL 4: SHAREHOLDER PROPOSAL

There is no concern that allowing 10% of shares to call for a special shareholder meeting, as called for in this proposal, is too easy. It is almost unheard of for any special shareholder meeting, called for by shareholders, to ever occur at any company even though a significant number of companies allow 10% of shareholders to call for a special shareholder meeting.

In the vast majority of cases or in most cases, once a special meeting is called for by shareholders, the issues behind calling for a special shareholder meeting are quickly resolved.

With the widespread use of online shareholder meetings it is much easier for a company to conduct a special shareholder meeting online, in the unlikely event that a special shareholder meeting ultimately takes place, and the L3Harris governing documents thus need to be updated accordingly.

Please vote yes:

Improved Shareholder Ability to Call for a Special Shareholder Meeting – Proposal 4

L3HARRIS 2026 PROXY STATEMENT   69

PROPOSAL 4: SHAREHOLDER PROPOSAL

BOARD OF DIRECTORS’ STATEMENT AGAINST THE SHAREHOLDER PROPOSAL

Our Board of Directors unanimously recommends that shareholders vote "AGAINST" Proposal 4.

After careful consideration, our Board has concluded that this proposal is unnecessary and not in the best interests of L3Harris or our shareholders for the following reasons:

L3Harris Shareholders Already Have a Meaningful Right to Call Special Meetings, have been asked to vote on a shareholder action proposal before and the proposal didn’t succeed.

Our Restated Certificate of Incorporation and By-Laws provide shareholders with the right to call special meetings. Under our current By-Laws, shareholders holding 25% or more of our outstanding common stock continuously for at least one year may request that the Secretary call a special meeting of shareholders.

The Board believes that the current 25% ownership threshold, combined with the one-year continuous holding requirement, strikes an appropriate balance between:

>	Providing shareholders with a meaningful mechanism to address urgent matters between annual meetings – this is why other proposals calling for reduced requirements have failed, and
>	Protecting L3Harris and our broader shareholder base against potential abuse by a small minority of shareholders with narrow, short-term interests.

The proposal's 10% Threshold is inconsistent with market practice and as the majority of S&P 500 companies require a much higher threshold.

The 10% ownership threshold requested by the proponent is significantly lower than market practice. Based on recent market data, among S&P 500 companies that provide shareholders with the right to call special meetings:

>	More than half have adopted an ownership threshold of 25% or higher; and
>	25% is the most common threshold.

The proposal's 10% threshold could give a small minority of disproportionate say in the Company’s direction.

The 10% ownership threshold requested by the proponent could allow, for example:

>	A very small minority of shareholders, potentially even a single shareholder, to trigger the substantial expense and disruption of a special meeting to advance their own interests;
>	A meeting, or series of meetings, to divert attention to matters lacking broad support and away from executing our strategy; or
>	Proponents to be disincentivized from building broad shareholder support or engaging with management over important matters.

Special meetings require substantial company resources and management attention and should only be held if a significant percentage of shareholders believe such a meeting is warranted.

Convening a special meeting of shareholders is a significant undertaking that requires:

>	Substantial legal, printing, and distribution expenses for proxy materials;
>	Significant time and attention from our Board, management, and employees;
>	Diversion of focus from operating our business and executing our strategy; and
>	Potential disruption to normal business operations.

Given these substantial burdens and costs, special meetings should be reserved for extraordinary circumstances where a meaningful percentage of long-term shareholders believe a matter is sufficiently urgent that it cannot wait until the next annual meeting.

The one-year holding requirement protects against short-term interests.

The one-year continuous holding requirement in our By-Laws serves important protective functions:

>	Ensures meaningful economic interest: The requirement is consistent with the minimum holding period for shareholder proposals, established to ensure shareholders have a meaningful economic interest before drawing on company resources.

70   L3HARRIS 2026 PROXY STATEMENT

PROPOSAL 4: SHAREHOLDER PROPOSAL

>	Protects against short-term interests: Without the holding requirement, short-term shareholders could quickly accumulate shares, call a special meeting to advance narrow agendas, and then dispose of their shares.
>	Allows time for constructive engagement: The holding period provides time for constructive dialogue between us and our shareholders to address concerns before escalating to the extraordinary step of calling a special meeting.

The proponent's characterization is misleading.

The proposal characterizes our special meeting right as having "discriminatory" rules and suggests it is overly "burdensome." This characterization is inaccurate and misleading because:

>	Our special meeting right is meaningful and aligned with market best practices;
>	The 25% threshold can be achieved by a reasonable number of our largest shareholders acting together;
>	The one-year holding requirement is a standard protective measure, not a discriminatory barrier; and
>	The requirement ensures that those calling special meetings have demonstrated a long-term commitment to the Company.

Conclusion

Our Board believes that our current special meeting right provides shareholders with an appropriate and meaningful mechanism to call special meetings when truly necessary, while protecting against the potential for abuse. The proposal's 10% threshold could shift power to a small minority of shareholders, is inconsistent with market practice, and is against the best interests of L3Harris and all shareholders.

For all of these reasons, the Board unanimously recommends that shareholders vote "AGAINST" Proposal 4.

L3HARRIS 2026 PROXY STATEMENT   71

SHARE OWNERSHIP

SHARES OWNED BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table shows beneficial ownership of shares of our common stock, as of March 13, 2026, by: (a) each member of our Board, including the nominees for election at the 2026 Annual Meeting; (b) our CEO and each other named executive officer; and (c) all of our then-serving directors and executive officers as a group. Except as otherwise noted, the named individual had sole voting and investment power with respect to the securities.

	Shares Beneficially Owned
	Shares	Shares Under	Total Shares	Percentage
Name	Owned(1)	Exercisable Options(2)	Beneficially Owned(3)	of Shares
DIRECTORS AND NOMINEES
Sallie Bailey	6,693	—	6,693	*
Thomas Dattilo	8,601	—	8,601	*
Roger Fradin	6,411	—	6,411	*
Joanna Geraghty	2,447	—	2,447	*
Kirk Hachigian	8,141	—	8,141	*
Harry Harris, Jr.	1,894	—	1,894	*
Lewis Hay III	16,394	—	16,394	*
Rita Lane	3,130	—	3,130	*
Robert Millard	285,801	—	285,801	*
David Regnery	919	—	919	*
Edward Rice, Jr.	1,893	—	1,893	*
Christina Zamarro	1,443	—	1,443	*
NAMED EXECUTIVE OFFICERS
Christopher Kubasik†	213,753	451,728	665,481	*
Kenneth Bedingfield	182	19,815	19,997	*
Samir Mehta	7,756	39,721	47,477	*
Edward Zoiss	31,632	91,693	123,325	*
Jonathan Rambeau	7,660	32,424	40,084	*

All Directors, Director Nominees and Executive Officers, as a group (20 persons)(4)	609,324	652,707	1,262,031	*

*	Less than 1%.
†	Mr. Kubasik, our CEO, is also Chairman of our Board.
(1)	Includes shares over which the individual or the individual’s immediate family members hold or share voting and/or investment power and excludes shares listed under the “Shares Under Exercisable Options” column. For each non-employee director, includes approximately 887 unvested director share units in respect of an award granted in April 2025, under our 2024 Equity Incentive Plan. Grants of director share units (including accrued reinvested dividend equivalents thereon) generally fully vest on the one-year anniversary of the grant date, subject to the non-employee director’s continued service and the terms and conditions of the non-employee director’s director share unit agreement. For Mr. Millard, includes 65,883 shares held by the Robert & Bethany Millard Foundation. For our named executive officers and other executive officers, includes shares owned through our retirement plan.
(2)	Includes shares underlying options granted by us that are exercisable within 60 days of March 13, 2026.
(3)	Represents the total of shares listed under the “Shares Owned” and “Shares Under Exercisable Options” columns.
(4)	No directors or executive officers have pledged any shares of our common stock, nor are any such persons permitted to make any such pledge under our policies.

72   L3HARRIS 2026 PROXY STATEMENT

SHARE OWNERSHIP PRINCIPAL SHAREHOLDERS

PRINCIPAL SHAREHOLDERS

Pursuant to SEC rules, the following table shows all persons known to us to be beneficial owners of more than 5% of our common stock as of March 13, 2026, based on reports these persons have filed with the SEC:

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	22,879,768	12.2%	(1)

BlackRock, Inc. 50 Hudson Yards New York, NY 10001	13,578,793	7.2%	(2)

Capital World Investors 333 South Hope Street, 55th Floor Los Angeles, CA 90071	11,289,362	6.0%	(3)

(1)	Based on information contained in the Schedule 13G/A filed with the SEC on November 12, 2024 by The Vanguard Group indicating that, as of September 30, 2024, The Vanguard Group had sole voting power over 0 shares, shared voting power over 211,280 shares, sole dispositive power over 22,053,154 shares and shared dispositive power over 826,614 shares. A Schedule 13G/A filed with the SEC on March 27, 2026 by The Vanguard Group reported beneficial ownership of 0 shares of common stock as of March 13, 2026. The Vanguard Group noted in its filing that certain subsidiaries or business divisions of subsidiaries of the Vanguard Group that formerly had, or were deemed to have, beneficial ownership jointly with the Vanguard Group, will report beneficial ownership separately (on a disaggregated basis) from the Vanguard Group.
(2)	Based on information contained in the Schedule 13G/A filed with the SEC on April 24, 2025 by BlackRock, Inc. indicating that, as of March 31, 2025, BlackRock, Inc. had sole voting power over 12,798,452 shares, shared voting power over 0 shares, sole dispositive power over 13,578,793 shares, and shared dispositive power over 0 shares.
(3)	Based on information contained in the Schedule 13G/A filed with the SEC on November 13, 2024 by Capital World Investors indicating that, as of September 30, 2024, Capital World Investors had sole voting power over 11,186,857 shares, shared voting power over 0 shares, sole dispositive power over 11,289,362 shares and shared dispositive power over 0 shares.

Shareholder List

A list of our shareholders of record as of the record date will be available for examination by shareholders for any purpose germane to the 2026 Annual Meeting, during normal business hours at 1025 West NASA Boulevard, Melbourne, Florida 32919, for a period of ten days ending on the day before the 2026 Annual Meeting, and by authenticated shareholders on the virtual meeting website during the Annual Meeting.

L3HARRIS 2026 PROXY STATEMENT   73

SHAREHOLDER NOMINATIONS AND PROPOSALS

Shareholder Recommendations

Our Board has a long-standing policy to consider director nominees recommended by shareholders. To nominate a person for election to our Board or to present a proposal for consideration at the 2027 Annual Meeting of Shareholders, a shareholder must send the nomination or proposal to our Secretary within the applicable timeframe and with the information required by our By-Laws and, if applicable, SEC regulations, at the following address: L3Harris Technologies, Inc., Attention: Secretary, 1025 West NASA Boulevard, Melbourne, Florida 32919. The timeframes and requirements are described in more detail below. Our Secretary will forward properly submitted shareholder recommendations to the Chair of our Nominating and Governance Committee, and the Committee will evaluate and consider such recommendations in the same manner in which it evaluates other proposed nominees.

A nomination or proposal submitted by a shareholder that does not supply the required information about a nominee or proposal and the shareholder submitting the nomination or proposal, or that does not comply with our By-Laws, will be disregarded.

DIRECTOR NOMINATIONS BY PROXY ACCESS

Our By-Laws allow an individual eligible shareholder, or a group of no more than 20 eligible shareholders, to nominate, and to include in our proxy materials, candidates for election to our Board if certain requirements are met, including:

>	The shareholder or group must have owned 3% or more of our outstanding shares continuously for at least three years.
>	The maximum number of proxy access nominees is the greater of two or 20% of our Board (rounded down to the nearest whole number), which may be reduced in the case of duplicative nominees or nominees who are not eligible or able to serve.

To submit a nomination for inclusion in L3Harris-sponsored proxy materials pursuant to the proxy access provision of our By-Laws, written notice must be received by our Secretary no earlier than November 2, 2026, and no later than December 2, 2026. The notice must include the information and documents specified in Article II, Section 11 of our By-Laws and any such nomination shall be subject in all respects to the limitations and conditions specified in such section, including that a shareholder delivering a notice pursuant to such section must (a) provide additional background information and disclosures with respect to the shareholder, any nominees proposed by the shareholder and certain other interested persons and (b) update such notice within ten business days upon our request, and, if necessary, update such notice so that it remains true and correct both as of the record date of the 2027 Annual Meeting of Shareholders and ten business days prior to the 2027 Annual Meeting of Shareholders.

OTHER DIRECTOR NOMINATIONS

To submit a nomination pursuant to our By-Laws, but not pursuant to the proxy access provision of our By-Laws, written notice must be received by our Secretary no earlier than January 11, 2027, and no later than February 10, 2027, unless the date of the 2027 Annual Meeting of Shareholders has changed by more than 30 days, in which case notice must be received by the later of (i) 90 days prior to such meeting date or (ii) ten days following the announcement of such meeting date. The notice must include the information and documents specified in Article II, Section 8 of our By-Laws. In addition, our By-Laws provide that any notice to nominate an individual to the Board pursuant to the universal proxy rules contained in Rule 14a-19 must comply with all requirements of those rules and provide reasonable evidence of such compliance, upon request.

Shareholders should note that the applicable timeframes described above for director nominations will change if the number of directors to be elected to our Board at the 2027 Annual Meeting of Shareholders is increased.

OTHER PROPOSALS BY SHAREHOLDERS

To submit a proposal for inclusion in L3Harris-sponsored proxy materials pursuant to SEC Rule 14a-8, written notice must be received by our Secretary no later than November 30, 2026. The notice must include the information and documents specified in Article II, Section 8 of our By-Laws.

To submit a proposal pursuant to our By-Laws and not pursuant to SEC Rule 14a-8, written notice must be received by our Secretary no earlier than January 11, 2027, and no later than February 10, 2027. The notice must include the information and documents specified in Article II, Section 8 of our By-Laws. We will not be required to include the proposal in our proxy materials.

A copy of our By-Laws is available on the Corporate Governance section of our website www.l3harris.com/company/sustainability-and-governance or may be obtained by written request to our Secretary at the address above.

74   L3HARRIS 2026 PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING

HOW TO ATTEND THE VIRTUAL ANNUAL MEETING	Monday, May 11, 2026 Audio webcast begins at 9:00 AM Eastern Time Shareholders may log in starting at 8:45 AM Eastern Time

To be admitted to the 2026 Annual Meeting, go to www.virtualshareholdermeeting.com/LHX2026 and enter the 16-digit control number from your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card. Once admitted, shareholders may submit questions, vote their shares and view reference materials.

If you experience technical difficulties during the meeting, please call the technical support number posted on the virtual meeting website. Technicians will be ready to assist beginning at 8:45 AM Eastern Time.

The Annual Meeting will include a shareholder question and answer session. You may submit questions during the meeting through www.virtualshareholdermeeting.com/LHX2026. If a question is relevant to the business of the Annual Meeting and a response is not provided during the shareholder question and answer session, the answer will be posted on our website at www.l3harris.com/company/sustainability-and-governance soon after the meeting.

If you are unable to locate your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card containing your 16-digit control number or otherwise to log in as an authenticated shareholder, you may opt to participate in the Annual Meeting as a “guest.” Guests will not be able to utilize the question, voting or other functionality noted above.

Receiving Proxy Materials

WHAT IS A PROXY AND WHAT IS A PROXY STATEMENT?

A proxy is your legal designation of another person (your proxy) to vote the shares you own. The document in which you designate someone as your proxy is also called a proxy.

We are required by law to provide a proxy statement to you when we ask you to name a proxy to vote your shares. It contains background information on the matters that are being put to a vote. This document you are reading is a proxy statement. We encourage you to read it carefully before voting.

HOW CAN I RECEIVE PROXY MATERIALS FOR THE 2026 ANNUAL MEETING?

Over the Internet

SEC rules permit us to furnish proxy materials over the Internet. As a result, our practice is to mail to most of our shareholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials.

Your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card contains instructions for viewing our proxy materials for the 2026 Annual Meeting over the Internet. It also explains how you can request a paper copy of the proxy materials or elect to receive future proxy materials by e-mail.

Through the mail

If you previously requested to receive paper copies of our proxy materials, you will receive a paper copy of our proxy materials by mail.

By e-mail

If you previously elected to receive proxy materials by e-mail, you will receive an e-mail containing instructions, and links to our proxy materials and the proxy voting website.

Our proxy materials also are available on our website at www.l3harris.com/company/sustainability-and-governance.

HOW CAN I CHANGE THE WAY I RECEIVE PROXY MATERIALS?

To elect to receive proxy materials by e-mail, follow the instructions in your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card. Electing to receive future proxy materials by e-mail will help us conserve natural resources and reduce printing and mailing costs. This election will remain in effect until you terminate it.

Instructions for obtaining a paper copy of our proxy materials are also contained in the Notice of Internet Availability of Proxy Materials and the e-mail regarding the availability of our proxy materials.

WHAT IF I RECEIVED MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR MORE THAN ONE PROXY/VOTING INSTRUCTION CARD, OR I SHARE THE SAME ADDRESS WITH ANOTHER L3HARRIS SHAREHOLDER?

If you receive more than one Notice of Internet Availability of Proxy Materials or more than one proxy/voting instruction card, this means you own shares of L3Harris common stock in multiple accounts with your brokers(s) and/or our transfer agent. Please vote all of these shares.

L3HARRIS 2026 PROXY STATEMENT   75

INFORMATION ABOUT THE ANNUAL MEETING

If you share an address with one or more other L3Harris shareholders, you may have received only a single Notice of Internet Availability of Proxy Materials or proxy/voting instruction card for your entire household. This practice, known as “householding,” is intended to conserve natural resources and reduce printing and mailing costs. If you are a record holder (shares are registered in your name) and you prefer to receive a separate Notice of Internet Availability of Proxy Materials or proxy/voting instruction card this year or in the future, or if you are receiving multiple copies at your address and would like to enroll in “householding” and receive a single copy, please contact our transfer agent Computershare Shareowner Services by telephone at 1-888-261-6777 or over the Internet at www-us.computershare.com/Investor. If you are a “beneficial owner” (your shares are registered or held in the name of your broker, bank or other nominee), please contact your broker, bank or other nominee to make your request. There is no charge for separate copies.

Voting Your Shares

WHO IS ENTITLED TO VOTE AT THE MEETING?

Owners of L3Harris common stock as of the close of business on March 13, 2026 (the “record date”) are entitled to receive notice of and to vote at the 2026 Annual Meeting and at any adjournments or postponements thereof.

The record date was established by our Board as required under the laws of Delaware, our state of incorporation.

On the record date, there were 186,785,895 shares of our common stock outstanding and entitled to vote at the 2026 Annual Meeting, approximately 8,699 holders of record, and approximately 1,558,431 beneficial owners holding shares in “street name.”

HOW MANY VOTES DO I HAVE?

You are entitled to one vote for each share of L3Harris common stock that you owned as of the close of business on March 13, 2026, and you may vote all of those shares.

WHAT IS A QUORUM?

A quorum is the minimum number of shares that must be represented, either in person or by proxy, for us to hold the 2026 Annual Meeting. The shares of a shareholder who attends the virtual Annual Meeting as an authenticated shareholder or who grants a proxy will be considered present at the 2026 Annual Meeting and counted toward the quorum.

The attendance in person or by proxy of holders of a majority of the shares of common stock entitled to vote at the 2026 Annual Meeting, or 93,392,948 shares, will constitute a quorum.

HOW DO I VOTE MY SHARES?

BEFORE THE ANNUAL MEETING:
Over the Internet at www.proxyvote.com, following the voting instructions on that website;
By telephone; 1-800-690-6903	By mail; or
DURING THE VIRTUAL ANNUAL MEETING:
Over the Internet at www.virtualshareholdermeeting.com/LHX2026, following the voting instructions on that website.

Even if you plan to attend the virtual Annual Meeting over the Internet, we encourage you to vote your shares before the

Annual Meeting over the Internet, by telephone or by mail. Please carefully read the instructions below on how to vote your shares. Because the instructions vary depending on how you own your shares and the method you use to vote your shares, it is important to follow the instructions for your particular situation.

If you vote your shares before the Annual Meeting over the Internet or by telephone, you should not return a proxy/voting instruction card.

WHAT IS THE DIFFERENCE BETWEEN A “RECORD HOLDER” AND A “BENEFICIAL OWNER” HOLDING SHARES IN “STREET NAME”?

You are a “record holder” if your shares are registered in your name, in which case you either hold a stock certificate or have an account directly with our transfer agent, Computershare Shareowner Services. Your shares are held in “street name” if your shares are registered or held in the name of your broker, bank or other nominee, in which case you are considered the “beneficial owner” of such shares.

HOW DO I VOTE MY SHARES IF I AM A “RECORD HOLDER” (SHARES REGISTERED IN MY NAME)?

Over the Internet (before the Annual Meeting)

You may submit your proxy/voting instruction over the Internet by following the instructions sent to you in the mailed Notice of Internet Availability of Proxy Materials, the mailed proxy/voting instruction card or the email notifying you that the proxy materials were available (as applicable). You will be able to confirm that the Internet voting system has properly recorded your vote, which will be counted immediately, and there is no need to return a proxy/voting instruction card.

By telephone (before the Annual Meeting)

If you live in the United States or Canada, you may vote by calling 1-800-690-6903 (toll-free). You will need the control number sent to you in the mailed Notice of Internet Availability of Proxy Materials, the mailed proxy/voting instruction card or the email notifying you that the proxy materials were available (as applicable). You will be able to confirm that the telephone voting system has properly recorded your vote, which will be counted immediately, and there is no need to return a proxy/voting instruction card.

By mail (before the Annual Meeting)

If you received a proxy/voting instruction card by mail, you can vote by completing, signing, dating and promptly mailing your proxy/voting instruction card in the accompanying postage-paid return envelope.

At the virtual Annual Meeting

You can vote at the virtual Annual Meeting by following the voting instructions on the virtual meeting website.

76   L3HARRIS 2026 PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING

HOW DO I VOTE MY SHARES IF I AM A “BENEFICIAL OWNER” (SHARES HELD IN “STREET NAME”)?

Over the Internet, by telephone or by mail (before the Annual Meeting)

You have the right to direct your broker, bank or other nominee how to vote your shares using the method(s) they have specified. If your broker, bank or other nominee participates in an Internet or telephone voting program, then you may be able to use that method, in addition to voting by mail. These programs provide eligible “street name” shareholders the opportunity to vote over the Internet or by telephone. Voting forms will provide instructions for shareholders whose brokerage firms, banks or other nominees are participating in these programs.

At the virtual Annual Meeting

You should contact your broker, bank or other nominee to obtain a “broker’s proxy” and voting instructions.

CAN I REVOKE MY PROXY OR CHANGE MY VOTE?

If you are a record holder, you may revoke your proxy or change your vote at any time before the Annual Meeting if you:

>	Send a written notice of revocation to our Secretary at L3Harris Technologies, Inc., Attention: Secretary, 1025 West NASA Boulevard, Melbourne, Florida 32919;
>	Sign and deliver a proxy/voting instruction card that bears a later date;
>	Cast a new vote over the Internet or by telephone; or
>	Attend the virtual Annual Meeting and follow the voting instructions on the virtual meeting website.

If your shares are held in “street name,” you may revoke your proxy or change your vote by submitting new voting instructions to your broker, bank or other nominee.

HOW DO I VOTE MY SHARES HELD IN THE L3HARRIS STOCK FUND THROUGH THE L3HARRIS RETIREMENT SAVINGS PLAN?

If you are a participant in the above plan, you may provide voting instructions for the shares of L3Harris common stock credited to your account in the L3Harris Stock Fund to the trustee of the applicable plan over the Internet, by telephone or by mail as described above. If you do not timely provide voting instructions for those shares, then as directed by the terms of those plans, those shares will be voted by the trustee for the L3Harris Retirement Savings Plan, at the direction of an independent fiduciary appointed for such purpose, except as otherwise required by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

HOW DO I VOTE MY SHARES HELD IN THE COMPANY’S DIVIDEND REINVESTMENT PLAN?

If you are a participant in the Company’s Dividend Reinvestment Plan (“DRIP”) administered by Computershare Trust Company, N.A., your voting instruction covers the shares of L3Harris common stock held in your DRIP account. Computershare Trust Company, N.A., as the DRIP administrator, is the shareholder of record of L3Harris common stock owned through the DRIP and will not vote those shares unless you provide it with voting instructions, which you may do over the Internet, by telephone or by mail as described above.

WHAT HAPPENS IF I RETURN AN UNMARKED PROXY/VOTING INSTRUCTION CARD?

If you properly execute and return a proxy/voting instruction card with no votes marked, your shares will be voted as recommended by our Board. Our Board has unanimously recommended that shareholders vote:

>	FOR election of all eleven of the nominees for director for a one-year term expiring at the 2027 Annual Meeting of Shareholders (Proposal 1);
>	FOR approval, in an advisory vote, of the compensation of our named executive officers as disclosed in this proxy statement (Proposal 2);
>	FOR ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year 2026 (Proposal 3); and
>	AGAINST a shareholder proposal titled “Improve Shareholder Ability to Call for a Special Shareholder Meeting” if properly presented (Proposal 4).

COULD OTHER MATTERS BE DECIDED AT THE MEETING?

At the date of this proxy statement, our Board did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement, and did not intend to bring before the Annual Meeting any matter other than the proposals described in this proxy statement. The deadline under our By-Laws for any shareholder proposal not discussed in this proxy statement to be properly presented at the Annual Meeting has passed. If any other matters are properly brought before the Annual Meeting or any adjournments or postponements thereof, your shares will be voted at the discretion of the proxy holders.

HOW WILL MY SHARES BE VOTED IF I DO NOT PROVIDE INSTRUCTIONS TO MY BROKER?

It is possible for a proxy to indicate that some of the shares represented are not being voted with respect to certain proposals. This occurs, for example, when a broker, bank or other nominee does not have discretion under NYSE rules to vote on a matter without instructions from the beneficial owner of the shares and has not received such instructions. In these cases, the unvoted shares will not be considered present and entitled to vote with respect to that matter, although they may be considered present and entitled to vote for other purposes and will be counted in determining the presence of a quorum.

Under NYSE rules, only Proposal 3 (to ratify appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year 2026) is “routine” and, as such, your broker, bank or other nominee will not have the discretion to vote your shares on any proposal in this proxy statement other than Proposal 3.

L3HARRIS 2026 PROXY STATEMENT   77

INFORMATION ABOUT THE ANNUAL MEETING

WHAT IS THE REQUIRED VOTE FOR EACH PROPOSAL?

Proposals	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
Proposal 1: Elect our Board’s eleven nominees for director for a one-year term expiring at the 2027 Annual Meeting of Shareholders	A nominee must receive more FOR votes than AGAINST votes	None	None
Proposal 2: Approve, in an advisory vote, the compensation of our named executive officers as disclosed in this proxy statement	A majority of the shares present or represented at the Annual Meeting and entitled to vote on this proposal must vote FOR this proposal	Counted as a vote AGAINST	None
Proposal 3: Ratify appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year 2026	A majority of the shares present or represented at the Annual Meeting and entitled to vote on this proposal must vote FOR this proposal	Counted as a vote AGAINST	Discretionary voting permitted
Proposal 4: Vote on shareholder proposal titled “Improve Shareholder Ability to Call for a Special Shareholder Meeting” if properly presented	A majority of the shares present or represented at the Annual Meeting and entitled to vote on this proposal must vote FOR this proposal	Counted as a vote AGAINST	None

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We actively solicit proxy participation by Internet, by telephone, by e-mail, by letter or in person. We will bear the cost of soliciting proxies, including the cost of preparation, assembly, printing and mailing of proxy and solicitation materials. In addition, we request and encourage brokers and other custodians, nominees and fiduciaries to make available, forward or supply proxy and solicitation materials to our shareholders, and, upon request, we will reimburse them for their expenses in accordance with the fee schedule approved by the NYSE, as applicable. Our officers, directors and employees may, by telephone, e-mail or letter or in person, make additional requests for the return of proxies, although we do not reimburse our own officers, directors or employees for soliciting proxies. We also have engaged Georgeson LLC to assist in the solicitation of proxies for a fee of $18,500 plus reimbursement of out-of-pocket expenses.

WHO WILL TABULATE AND OVERSEE THE VOTE?

Representatives of Broadridge Financial Solutions, Inc. will tabulate and oversee the vote.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We will announce the preliminary voting results at the Annual Meeting and disclose final results in a Current Report on Form 8-K, which we intend to file with the SEC and make available through the Investors section of our website at www.investors.l3harris.com within four business days of the Annual Meeting (or, if final results are not available at that time, within four business days of the date on which final results become available).

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for our fiscal year ended January 2, 2026 has been filed with the SEC and is available on the Investors section of our website at www.investors.l3harris.com. Upon request, we will furnish to shareholders without charge a copy of the Annual Report on Form 10-K. Shareholders may obtain a copy by calling (321) 727-9100 or writing to our Secretary at:

L3Harris Technologies, Inc. 1025 West NASA Boulevard Melbourne, Florida 32919

BY ORDER OF THE BOARD OF DIRECTORS

Christoph Feddersen Senior Vice President, General Counsel and Secretary Melbourne, Florida April 1, 2026

78   L3HARRIS 2026 PROXY STATEMENT

APPENDIX A: RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

To supplement our net income, net cash provided by operating activities and EPS financial measures presented in accordance with GAAP, we provide the non-GAAP financial measures shown in the reconciliation table below, which have been adjusted to include, exclude or deduct certain costs, charges, expenses, losses or other amounts, because we believe that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. We also believe that these non-GAAP financial measures enhance the ability of investors to analyze our business trends and to understand our performance. In addition, we may utilize non-GAAP financial measures as guides in our forecasting, budgeting and long-term planning processes, and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. A reconciliation of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP follows:

ADJUSTED EBIT aND nET OPERATING pROFIT

Dollars in Millions	2023	2024	2025
Net income	$1,198	$1,512	$1,606
Income taxes	23	85	326
Net interest expense	543	675	597
EBIT	1,764	2,272	2,529
Significant and/or non-recurring items included in net income above(a)
Merger, acquisition, and divestiture-related expenses	174	102	57
Business divestiture-related losses, net, and impairment of goodwill and other assets	425	57	167
LHX NeXt implementation costs	115	267	167
Other, net(b)	3	0	30
Total significant and/or non-recurring items included in net income above	717	426	421
Adjusted EBIT	$2,481	$2,698	$2,950
Amortization of acquisition-related intangibles	779	853	769
Income taxes	(424)	(451)	(613)
Net operating profit	$2,836	3,100	3,106

ADJUSTED Segment Operating income and margin

Dollars in Millions	2025
Revenue (A)	$21,865
Operating income (B)	2,110
Unallocated corporate items(c)	920
Significant and/or non-recurring items:
Merger, acquisition, and divestiture-related expenses	57
Business divestiture-related losses, net, and impairment of goodwill and other assets	167
LHX NeXt implementation costs	167
Accrued corporate charge	30
Total significant and/or non-recurring items	421
Unallocated and significant and/or non-recurring items	1,341
Adjusted segment operating income (C)	$3,451

Margins
Operating Margin (B)/(A)	9.7%
Adjusted segment operating margin (C)/(A)	15.8%

L3HARRIS 2026 PROXY STATEMENT  A-1

APPENDIX A: RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

NON-GAAP EPS

AMOUNTS IN MILLIONS EXCEPT PER SHARE AMOUNTS	2023	2024	2025	3-yr Cumulative
Diluted weighted average common shares outstanding	190.6	190.7	188.4
EPS	$6.44	$7.87	$8.53
Significant and/or non-recurring items included in EPS above(a)	717	426	421
Total pre-tax adjustments per share	3.70	2.23	2.24
Noncontrolling interests portion of adjustments per share	(0.19)	—	—
Income taxes on above adjustments per share	(0.71)	(0.40)	(0.04)
Total adjustments after-tax	2.80	1.83	2.20
Non-GAAP EPS(a)	$9.24	$9.70	$10.73
Amortization of acquisition-related intangible assets	3.12	3.40	3.10
2023-2025 cycle performance share unit non-GAAP EPS(d)	$12.36	$13.10	$13.83	$39.29

ADJUSTED FREE CASH FLOW

DOLLARS IN MILLIONS	2024	2025
Net cash provided by operating activities	$2,559	$3,106
Adjustments:
Capital expenditures	(408)	(424)
Proceeds from disposal of property, plant and equipment, net	1	54
Cash used for merger, acquisition, and severance	167	78
Total adjustments	(240)	(292)
Adjusted free cash flow	$2,319	$2,814

RETURN ON INVESTED CAPITAL

DOLLARS IN MILLIONS	2023	2024	2025	3‑yr avg
Net operating profit (X)	$2,836	$3,100	$3,106	$3,014
Divided by:
Short-term debt	$844	$1,520	$552	$972
Current portion of long-term debt, net	543	525	463	510
Long-term debt, net	8,922	11,001	10,895	10,273
Total debt	10,309	13,046	11,910	11,755
Total shareholders’ equity(e)	6,656	7,340	7,876	7,291
Noncontrolling interests	(6)	(7)	(3)	(5)
Less: Cash	570	548	604	574
Invested capital (Y)	$16,389	$19,831	$19,179	$18,466
ROIC (X)/(Y)(f)	17.3%	15.6%	16.2%	16.4%

(a)	For 2023, as applicable, reclassified for comparability with fiscal 2024 and fiscal 2025.
(b)	For fiscal 2023, includes $27 million gain on sale of property, plant and equipment net of $30 million additional cost of sales related to the fair value step-up in inventory sold. For fiscal 2025, includes $30 million accrued corporate charge.
(c)	Includes amortization of acquisition-related intangible assets of $769 million, unallocated corporate department expense of $94 million and change in fair value of deferred compensation plan liabilities of $57 million.
(d)	Beginning in fiscal 2025, we ceased adjusting for amortization of acquisition-related intangible assets in our Non-GAAP EPS. Fiscal 2023-2025 cycle performance share unit awards retain the adjustment for amortization of acquisition-related intangible assets based on the targets set by our Compensation Committee in fiscal 2023.
(e)	Excludes goodwill acquired in connection with the Merger, adjusted for divestitures, impairments, currency translation and other fair value adjustments.
(f)	Calculated based on a 5-point average.

A-2   L3HARRIS 2026 PROXY STATEMENT

L3HARRIS®
FAST. FORWARD.

L3HARRIS TECHNOLOGIES
1025 West NASA Boulevard
Melbourne, Florida 32919-0001

U.S.: 1–321–727–9100
International: +1–800–442–7747

L3Harris.com

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. V93440-P47783-Z92218 For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. Sallie Bailey 1b. Thomas Dattilo 1c. Roger Fradin 1d. Joanna Geraghty 1e. Kirk Hachigian 1f. Harry Harris, Jr. 1g. Lewis Hay III 1h. Christopher Kubasik 1i. David Regnery 1j. Edward Rice, Jr. 1k. Christina Zamarro Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. L3HARRIS TECHNOLOGIES, INC. PROXY/VOTING INSTRUCTION CARD 1. Election of Directors for a Term Expiring at the 2027 Annual Meeting of Shareholders. Nominees: 2. Approval, in an Advisory Vote, of the Compensation of Named Executive Officers as Disclosed in the Proxy Statement. 3. Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for Fiscal Year 2026. 4. Shareholder Proposal titled "Improve Shareholder Ability to Call for a Special Shareholder Meeting". The Board of Directors recommends a vote "FOR" each nominee listed in Proposal 1; "FOR" Proposal 2; "FOR" Proposal 3; and "AGAINST" Proposal 4. NOTE: If this proxy/voting instruction card is properly executed, then the undersigned’s shares will be voted in the manner instructed therein, or if no instruction is provided, then either as the Board of Directors recommends or, if the undersigned is a participant in the L3Harris Stock Fund through any retirement plan sponsored by L3Harris Technologies, Inc., as may otherwise be provided in the plan. The named proxies also are authorized, in their discretion, to consider and act upon such other business as may properly come before the 2026 Annual Meeting or any adjournments or postponements thereof. L3HARRIS TECHNOLOGIES, INC. 1025 WEST NASA BOULEVARD MELBOURNE, FL 32919 ! ! ! YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to submit your proxy/voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 10, 2026. Have your proxy/voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic proxy/voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/LHX2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to submit your proxy/voting instructions up until 11:59 P.M. Eastern Time on May 10, 2026. Have your proxy/voting instruction card in hand when you call and then follow the instructions. NOTE: Your Internet or phone voting instructions authorize the named proxies and/or provide the Plan Trustee with instructions to vote these shares in the same manner as if you marked, signed, dated and returned your proxy/voting instruction card. VOTE BY MAIL (ONLY IF NOT VOTING BY INTERNET OR PHONE) Mark, sign and date your proxy/voting instruction card and return it in the postage paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V93441-P47783-Z92218 L3HARRIS TECHNOLOGIES, INC. Annual Meeting of Shareholders May 11, 2026, 9:00 AM Eastern Time This proxy/voting instruction card is solicited on behalf of the Board of Directors of L3Harris Technologies, Inc. ("L3Harris") and the Trustees of retirement plans sponsored by L3Harris. You are receiving this proxy/voting instruction card because you are a registered shareholder and/or a participant in the L3Harris Stock Fund through a retirement plan sponsored by L3Harris. This proxy/voting instruction card revokes all prior proxies/voting instructions given by you. If you are voting by mail with this proxy/ voting instruction card, please mark your choices and sign and date on the reverse side exactly as your name or name(s) appear(s) there. If shares are held in the name of joint holders, each should sign. If you are signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give your full title as such. If the undersigned is a registered shareholder, the undersigned hereby appoints CHRISTOPHER KUBASIK, KENNETH SHARP and CHRISTOPH FEDDERSEN, and each of them, with power to act without the others and with full power of substitution, as proxies and attorneys-in-fact, and hereby authorizes them to represent and vote, as instructed on the reverse side of this proxy/voting instruction card, all the shares of L3Harris common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of L3Harris to be held on May 11, 2026 or at any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Annual Meeting. If this proxy/voting instruction card has been properly executed but the undersigned has provided no voting instructions, then the undersigned’s shares will be voted "FOR" the election of the Board of Directors’ nominees listed in Proposal 1; "FOR" Proposal 2; "FOR" Proposal 3; and "AGAINST" Proposal 4. If the undersigned is a participant in the L3Harris Stock Fund through any retirement plan sponsored by L3Harris, the undersigned hereby instructs the applicable plan Trustee to vote, as instructed on the reverse side of this proxy/voting instruction card, the shares allocable to the undersigned's L3Harris Stock Fund account at the Annual Meeting of Shareholders of L3Harris to be held on May 11, 2026 or at any adjournments or postponements thereof. If the undersigned does not provide voting instructions, the applicable plan Trustee will vote such shares for the L3Harris Retirement Savings Plan at the direction of an independent fiduciary appointed for such purpose, except as otherwise provided in accordance with ERISA. Continued and to be marked, signed and dated on reverse side Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 11, 2026: The Notice of 2026 Annual Meeting of Shareholders and Proxy Statement and Annual Report for Fiscal Year Ended January 2, 2026 are available at www.proxyvote.com. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. (See reverse side for information on how to submit your proxy/voting instructions by Internet, by phone or by mail.)